UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06260

Quaker Investment Trust

(Exact name of registrant as specified in charter)

309 Technology Drive Malvern, PA 19355
(Address of principle executive offices)	(Zip Code)

Jeffry H. King, Sr.
Quaker Investment Trust

309 Technology Drive
Malvern, PA 19355

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 220-8888

Date of fiscal year end:	June 30, 2012

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

ANNUAL REPORT

2012

QUAKER EVENT ARBITRAGE FUND

QUAKER GLOBAL TACTICAL ALLOCATION FUND

QUAKER MID-CAP VALUE FUND

QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

QUAKER SMALL-CAP VALUE FUND

QUAKER STRATEGIC GROWTH FUND

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, non-diversification, short sales, foreign securities, special situations, debt securities and value growth investing. Please refer to the prospectus for more complete information.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the adviser and sub-advisers through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders

June 30, 2012

Dear Fellow Shareholder,

The premise on which Quaker Funds, Inc. was founded was the desire to afford everyday investors access to the same tactical allocation used by professional money managers to augment traditional investing strategies within a holistic asset allocation mix. Our commitment to this principle is still as strong today as it was the day we opened our doors.

Our management team continually strives to provide our shareholders with innovative investment alternatives and advisers that constantly seek superior returns. Thank you for your trust and investment in the Quaker Funds.

Sincerely,

Jeffry King

Chairman & CEO

Quaker Investment Trust

Performance Update

Quaker Event Arbitrage Fund  (QEAAX, QEACX, QEAIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Event Arbitrage Fund (“Fund”) seeks to provide long-term growth of capital. The Fund generally invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations or similar events.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2012, the Fund returned -2.31%, whereas the total return of the S&P 500 Total Return Index (“S&P 500”) was 5.45%. While the equity market gyrated over the last year, the Fund’s daily volatility was roughly 59% lower than that of the S&P 500.

The past twelve months proved challenging for event-driven investing. This is evident, as the HFRI Event-Driven Total Index (“HFRI Index”) return was -3.92%. The HFRI Index is a good barometer for the asset class as it aggregates many hedge funds into one index that represents event-driven investing. Some causes for the negative returns that impacted the fund and the asset class in general could be traced to a pullback in corporate risk-taking, which had a negative impact on mergers and acquisition activity. The decrease in corporate risk-taking also negatively impacted activist/proxy fight investing as companies were not particularly interested in acquiring competing corporations.

Looking forward, the portfolio management team sees opportunities in merger arbitrage, mostly in event-driven mergers, which are bidding wars, hostile transactions, or other mergers that are deemed to have a higher level of uncertainty with significant upside potential. These opportunities have the potential to provide attractive rewards given the level of risk taken.

Also, the Fund’s distressed securities holdings, which lie mostly in distressed mortgage-backed securities, have delivered very strong cash flows relative to their low prices. The portfolio management team considers these risk/return profiles very appealing, and believe this profile will continue throughout the year. In contrast, few opportunities during the last year have presented themselves in distressed corporate bonds as corporate bankruptcies remain low.

Finally, we believe the outlook is very positive for proxy fight investing as activist investors are pushing underperforming companies to sell themselves. In addition, many potential acquirers have large amounts of cash available and continue to generate significant cash flows. Similarly, once companies are in play, competitive bidders can quickly enter the fray. All of this should bode well for the proxy fight sub-strategy.

I wish all investors a prosperous year and thank you for your continued support.

Sincerely,

Thomas Kirchner, Portfolio Manager

Quaker Funds, Inc.

ADVISER:
Quaker Funds, Inc.

TOTAL NET ASSETS: AS OF JUNE 30, 2012
$55,211,709

Top Ten Holdings ** (% of net assets)
SurModics, Inc.	2.40%
Progress Software Corp.	2.32%
Lennar Corp.	2.22%
Goodrich Corp.	1.91%
Sycamore Networks, Inc.	1.89%
Novell, Inc.	1.77%
Seachange International, Inc.	1.71%
Monster Worldwide, Inc.	1.65%
Countrywide Home Equity Loan Trust	1.64%
Tyco International Ltd.	1.63%
% Fund Total	19.14%

**	Excludes Short-Term Investments

Sectors (% of net assets)
54.98%	Domestic Common Stocks
0.04%	Basic Materials
12.21%	Communications
9.68%	Consumer Cyclical
5.68%	Consumer Non-cyclical
0.00%	Diversified
0.49%	Energy
6.79%	Financial
6.06%	Healthcare
2.39%	Industrial
11.64%	Technology
5.85%	Foreign Common Stocks
1.13%	Preferred Stocks
1.47%	Corporate Bonds
0.00%	Warrant
11.20%	Asset Backed Securities
0.10%	Rights
0.11%	Options
12.13%	Short-Term Investment
86.97%	Total Market Value of Investments
13.03%	Other Assets in Excess of Liabilities, Net -
100.00%	Total Net Assets

2	2012 ANNUAL REPORT

* The benchmark since inception returns are calculated for the period November 21, 2003 through June 30, 2012.

Quaker Event Arbitrage Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2012

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2012
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	1.99%	11/21/2003	-7.68%	-2.31%	-2.59%	-1.48%	N/A	N/A	5.15%	5.84%
Class C	2.74%	6/7/2010	-3.13%	-3.13%	N/A	N/A	N/A	N/A	-0.88%	-0.88%
Institutional Class	1.74%	6/7/2010	-2.14%	-2.14%	N/A	N/A	N/A	N/A	0.04%	0.04%
S&P 500 Total Return Index*			5.45%	5.45%	0.22%	0.22%	N/A	N/A	5.36%	5.36%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500 Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

2012 ANNUAL REPORT	3

Performance Update

Quaker Global Tactical Allocation Fund  (QTRAX, QTRCX, QTRIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Global Tactical Allocation Fund (“Fund”) seeks to provide long-term growth of capital. The Fund invests in common stocks of U.S. companies and American Depository Receipts (“ADRs”) of foreign companies without regard to market capitalization. Under normal circumstances, the Fund will invest at least 40% of its total assets in common stocks and ADRs of foreign companies.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2012, the MSCI World Index (“MSCI World”) fell -4.98% while the Fund finished the fiscal year with a loss of -5.19%. For the first half of the 2012 calendar year, the MSCI World rose 5.91% while the Fund gained 6.11%.

During the fiscal year, the valuation of the majority of stock markets in emerging countries fell to decade lows. This largely reflected the economic slowdown in the emerging world and was also due to the onset of the recession in the Eurozone which is a large export market for those emerging economies. Another related factor was the negative flow of capital from countries like India and Brazil as hedge funds pulled back overseas investments and permanent capital flows in the form of direct investments slowed, the latter mainly due to domestic economic policies that were seen as hostile to such capital.

In the developed world, the slowdown in the Eurozone accelerated as policy makers implemented austerity programs in the southern countries of the zone as a condition of obtaining financial help from the northern euro countries and the European Central Bank. Unfortunately, conditions were not conducive for a quick resolution of the problems that the countries in the Eurozone faced: high debt levels on the sovereign and private level, high and stubborn unemployment rates in countries like Greece and Spain and limited hope of any fiscal stimulus due to the aforementioned high debt levels. Most forecasts now call for negative economic growth in euro countries like Italy, Spain, Portugal and Greece for the next two years.

Shifting to a longer term horizon, demographics continue to favor the emerging countries over the developed world due to the former’s younger populations. For example, in Israel, the Philippines and South Africa, the prime spending age group of 35 to 54 years does not peak until 2050. For India, Columbia, Mexico, Peru and Malaysia, the peak for this group does not occur until 2043 to 2045. The next group is Egypt, Brazil and Turkey which do not peak until the period 2030-2035. In contrast, Japan peaked in 1990, the U.S. in 2001, and Germany peaked in 2006. From an investment perspective, this fact should continue to benefit global companies that provide goods and services to populations in the emerging countries that have this “demographic dividend.”

Sectors posted mixed results for the year with the tech and consumer staples sectors (both overweights in the portfolio) advancing the most and energy, materials (both relative overweights) and financials (an underweight) trailing most other sectors and ending in negative territory. During the last twelve months, the portfolio was helped by stock picks in the consumer staples and financial sectors and hurt by stock picks in energy and materials.

Looking ahead, we believe the likelihood of a global recession has greatly increased from the spring of this calendar year when it seemed that the growth trajectory of the world economies was accelerating. In such a slow growth or “start and stop” environment (in that growth cycles seem to be truncated to very short periods), the Fund will continue to emphasize large multinational companies with good balance sheets and cash flows that cater to the expanding middle class in the emerging countries and companies that have secular growth ahead of them due to shifting technology trends. At the same time, the Fund will continue to seek to take advantage of its mandate of protecting capital by tactically raising cash and using its short-selling capabilities.

Respectfully,

Manu P. Daftary, Portfolio Manager

DG Capital Management

SUB-ADVISER:
DG Capital Management, Inc.

TOTAL NET ASSETS: AS OF JUNE 30, 2012
$9,763,433

Top Ten Holdings ** (% of net assets)
Apple, Inc.	4.03%
Mastercard, Inc.	3.04%
Mead Johnson Nutrition Co.	2.89%
Anheuser-Busch InBev NV	2.72%
ACE Ltd.	2.59%
Verisk Analytics, Inc.	2.55%
Coca-Cola Co.	2.54%
Capital One Financial Corp.	2.52%
Monsanto Co.	2.38%
Visa, Inc.	2.28%
% Fund Total	27.54%

**	Excludes Short-Term Investments

Country Allocation (% of net assets)
95.31%	Common Stocks
2.72%	Belgium
3.59%	Bermuda
1.77%	Canada
2.22%	Denmark
2.09%	France
2.48%	Germany
4.47%	Ireland
1.98%	Mexico
3.30%	Netherlands
1.94%	Panama
4.83%	Switzerland
6.01%	United Kingdom
57.91%	United States
3.97%	Short-Term Investments
99.28%	Total Market Value of Investments
0.72%	Other Assets in Excess of Liabilities, Net
100.00%	Total Net Assets

4	2012 ANNUAL REPORT

* The benchmark since inception returns are calculated since commencement of May 1, 2008 through June 30, 2012.

Quaker Global Tactical Allocation Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2012

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2012
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	2.39%	5/1/2008	-10.41%	-5.19%	N/A	N/A	N/A	N/A	-9.07%	-7.83%
Class C	3.14%	5/1/2008	-5.99%	-5.99%	N/A	N/A	N/A	N/A	-8.52%	-8.52%
Institutional Class	2.14%	7/23/2008	-5.03%	-5.03%	N/A	N/A	N/A	N/A	-5.15%	-5.15%
MSCI World Index*			-4.98%	-4.98%	N/A	N/A	N/A	N/A	-2.60%	-2.60%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Morgan Stanley Capital International World Index (“MSCI World Index”) measures developed-market equity performance throughout the world. The MSCI World Index assumes reinvestment of all dividends and distributions.

2012 ANNUAL REPORT	5

Performance Update

Quaker Mid-Cap Value Fund  (QMCVX, QMCCX, QMVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Mid-Cap Value Fund (“Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell Midcap Value Index (“Russell Index”).

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the period from July 1, 2011 through June 30, 2012, the Fund generated a modest gain of 0.10% (gross of fees) and -1.87% (net of fees) versus a loss of -0.37% for the Russell Index. Despite both the Fund and the benchmark being essentially unchanged, there was significant variability in performance by sector. Energy and Industrials posted the largest declines in both the Fund and the Russell Index while utilities and consumer staples posted positive returns. The Fund’s relative performance was driven entirely by positive stock selection, particularly in materials and technology.

The financial crisis in Europe has likely put the Eurozone economy in recession, and the fear of this contagion spreading to the U.S. economy was clearly evidenced by the out performance of the defensive Utility and Consumer staples sectors over the last twelve months. Despite increasing levels of macroeconomic uncertainty, we believe we are still seeing attractive investment opportunities, as measured by the number of companies generating strong returns on capital invested at reasonable valuations. We believe these companies will create long-term value for shareholders.

Sincerely,

Frank Latuda, Jr. CFA

Chief Investment Officer & Portfolio Manager

Kennedy Capital Management, Inc.

SUB-ADVISER:
Kennedy Capital Management, Inc.

TOTAL NET ASSETS: AS OF JUNE 30, 2012
$8,415,236

Top Ten Holdings ** (% of net assets)
Gildan Activewear, Inc.	2.94%
Torchmark Corp.	2.75%
Huntington Bancshares, Inc.	2.61%
Hormel Foods Corp.	2.56%
Ameriprise Financial, Inc.	2.50%
Ultra Petroleum Corp.	2.48%
AGCO Corp.	2.45%
Zimmer Holdings, Inc.	2.41%
Regal-Beloit Corp.	2.34%
Harman International Industries, Inc.	2.26%
% Fund Total	25.30%

**	Excludes Short-Term Investments

Sectors (% of net assets)
93.63%	Common Stocks
6.14%	Basic Materials
10.78%	Consumer Cyclical
3.90%	Consumer Non-cyclical
9.14%	Energy
22.46%	Financial
8.34%	Healthcare
10.61%	Industrial
9.11%	Technology
13.15%	Utilities
4.74%	Real Estate Investment Trusts
4.06%	Short-Term Investments
102.43%	Total Market Value of Investments
(2.43)%	Liabilities in Excess of Other Assets, Net
100.00%	Total Net Assets

6	2012 ANNUAL REPORT

* The benchmark since inception returns are calculated since commencement of December 31,1997 through June 30, 2012.

Quaker Mid-Cap Value Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2012

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2012
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	2.13%	12/31/1997	-7.27%	-1.87%	- 2.82%	-1.71%	5.84%	6.44%	5.59%	6.01%
Class C	2.88%	7/31/2000	-2.56%	-2.56%	- 2.43%	-2.43%	5.65%	5.65%	6.26%	6.26%
Institutional Class	1.88%	11/21/2000	-1.62%	-1.62%	- 1.46%	-1.46%	6.72%	6.72%	7.54%	7.54%
Russell Mid-Cap Value Index*			- 0.37%	-0.37%	-0.13%	-0.13%	8.17%	8.17%	7.59%	7.59%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell Midcap Value® Index is a widely recognized, unmanaged index of companies included in the Russell 1000 Index with current market capitalizations between $829 million and $12.2 billion. The Russell Midcap Value Index assumes reinvestment of all dividends.

2012 ANNUAL REPORT	7

Performance Update

Quaker Small-Cap Growth Tactical Allocation Fund  (QGASX, QGCSX, QGISX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Small-Cap Growth Tactical Allocation Fund (“Fund”) seeks to provide long-term growth of capital. The Fund invests at least 80% of its total assets in common stocks, American Depository Receipts (“ADRs”) and foreign securities traded on U.S. stock exchanges with market capitalizations within the range of companies included in the Russell 2000® Growth Index (“Russell 2000 Index”).

PERFORMANCE REVIEW AND MARKET OUTLOOK

The fiscal year ended June 30, 2012 witnessed the same volatility that has been present in the micro cap/small cap marketplace since 2008. In fact, the fiscal year began with a decline in the Russell 2000 Index that nearly matched its decline in the fourth quarter of 2008. The Russell 2000 Index declined -28.10% from its peak in early July 2011 to its trough in October 2011; the Fund fell significantly less: -17.87%. This is consistent with the Fund’s effort to manage risk, significant drawdowns, and volatility.

During the fiscal year ended June 30, 2012, the Fund’s performance decreased -9.51% while the Russell 2000 Index decreased -2.71%.

The purpose of the Fund is to allow investors to participate in a perceived risky marketplace of micro cap and small cap growth stocks, while seeking to avoid the volatility (and significant losses) associated with them. Since inception, the Fund has had an absolute return strategy that involves a very disciplined buying strategy that defaults to cash when appropriate investments are not available. Additionally, to modulate the volatility and to avoid downside risk, the Fund will sell the Russell 2000 Index short against its equity holdings.

The general underperformance of the Fund can be described by two factors, namely the size of the market capitalization of companies in the Russell 2000 Index versus the Fund and the performance difference among the companies as measured by their respective market capitalization.

As was true in the calendar year for the Russell 2000 Index, this past fiscal year saw all positive gains in the Russell 2000 Index derive from the largest quintile (or 20%) of the companies in the Russell 2000 Index. Generally speaking, these are companies whose market capitalization exceeded $1.3 billion. Furthermore, companies of that size comprised nearly one-half of the market cap weight of the Russell 2000 Index. So, the largest weights had the only positive result, which amounted to nearly half of the Russell 2000 Index. By contrast, the smallest quintile (or smallest 20%) of stocks in the Russell 2000 Index declined by 51.13%. Fortunately for owners of the Russell 2000 Index, these comprised less than 4% of the weight of the Index. The Fund’s largest quintile of companies also had positive results but only represented 17.81% of its portfolio weighting. Alternatively, the Fund had roughly five times the amount of companies in the smallest quintile. Although these significantly outperformed the Russell 2000 Index stocks of the same cap size, they still declined, on average, by approximately 34.42%. The strategy of the Fund has historically been to always hold smaller companies because they provide the best long term returns. So, it is a combination of much higher market capitalization companies and the generally better performance of these larger companies that lead to the outperformance of the Russell 2000 Index as compared to the Fund.

We believe that this performance differential is an indication of the dramatic degree of risk aversion that continues to exist through the market and the economy.

The Fund will continue to seek positive returns and to avoid significant losses no matter the market environment. It will maintain its disciplined buying, selling, and shorting strategy to avoid significant declines like we witnessed from July 2011 through October 2011. As a result, the Fund will strive to exhibit a ‘margin of safety’ when compared to all active small cap growth managers.

Stephen Shipman, Portfolio Manager

Century Management, Inc.

SUB-ADVISER:
Century Management, Inc.

TOTAL NET ASSETS: AS OF JUNE 30, 2012
$6,304,898

Top Ten Holdings ** (% of net assets)
Direxion Daily Small Cap Bear 3X
Shares	4.30%
Comstock Mining, Inc.	4.14%
Titan Machinery, Inc.	3.85%
Blucora, Inc.	3.44%
Multimedia Games Holding Co., Inc.	3.31%
BancorpSouth, Inc.	3.04%
Hanmi Financial Corp.	2.83%
Wilshire Bancorp, Inc.	2.78%
Ellie Mae, Inc.	2.77%
Arctic Cat, Inc.	2.73%
% Fund Total	33.19%

**	Excludes Short-Term Investments

Sectors (% of net assets)
66.89%	Domestic Common Stocks
7.74%	Basic Materials
8.54%	Communications
14.68%	Consumer Cyclical
5.51%	Energy
17.60%	Financial
5.86%	Healthcare
6.96%	Industrial
14.34%	Foreign Common Stocks
4.30%	Exchange-Traded Fund
31.06%	Short-Term Investments
116.59%	Total Market Value of Investments
(16.59)%	Liabilities in Excess of Other Assets, Net
100.00%	Total Net Assets

8	2012 ANNUAL REPORT

* The benchmark since inception returns are calculated since commencement of September 30, 2008 through June 30, 2012.

Quaker Small-Cap Growth Tactical Allocation Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2012

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2012
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	2.03%	9/30/2008	-14.49%	-9.51%	N/A	N/A	N/A	N/A	1.03%	2.57%
Class C	2.78%	9/30/2008	-10.23%	-10.23%	N/A	N/A	N/A	N/A	1.80%	1.80%
Institutional Class	1.78%	9/30/2008	-9.33%	-9.33%	N/A	N/A	N/A	N/A	2.83%	2.83%
Russell 2000 Growth Index*			-2.71%	-2.71%	N/A	N/A	N/A	N/A	7.91%	7.91%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Index assumes reinvestment of all dividends and distributions.

2012 ANNUAL REPORT	9

Performance Update

Quaker Small-Cap Value Fund  (QUSVX, QSVCX, QSVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2012, the Fund’s performance was -4.11%, while the Fund’s benchmark, the Russell 2000® Index (a broad-based cross-section of the entire U.S. small-cap market) decreased by -2.08%. Working from the bottom up, we evaluate companies relative to their industry peers using three broad categories of attractiveness: value, management, and momentum. Value to us means fairly traditional ratios of price to fundamental value; management measures seek evidence that company management has produced and will continue to produce earnings power; and gauges of momentum help us determine when stocks might be expected to begin their ascent toward full valuation.

Our shortfall over the fiscal year was attributable to poor performance from our stock selection within the strategy’s three largest sectors: financial, technology, and healthcare. In financials, we can further zero-in on our holdings in the insurance and real estate industries as the culprits — they were heavily tilted toward positive momentum, a measure that was rewarded at the broad portfolio level but not in these two particular financial industries. Within the technology sector, our struggles in the semiconductor industry were mainly attributable to our deeper-than-benchmark value orientation. Although rewarding in its contribution to the bottom line over most of the last twelve months in healthcare stocks, that same value-orientation reversed for the quarter ended June 30, 2012.

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management and earnings power.

The Portfolio Management Team

Aronson Johnson Ortiz

SUB-ADVISER:
Aronson Johnson Ortiz, LP.

TOTAL NET ASSETS: AS OF JUNE 30, 2012
$30,238,464

Top Ten Holdings ** (% of net assets)
Community Health Systems, Inc.	1.48%
Unisys Corp.	1.39%
Tesoro Corp.	1.35%
Montpelier Re Holdings Ltd.	1.35%
CACI International, Inc.	1.29%
Schweitzer-Mauduit International, Inc.	1.28%
Huntington Bancshares, Inc.	1.27%
AGCO Corp.	1.27%
Interpublic Group of Cos, Inc.	1.25%
Arctic Cat, Inc.	1.22%
% Fund Total	13.15%

**	Excludes Short-Term Investments

Sectors (% of net assets)
94.62%	Common Stocks
6.65%	Basic Materials
7.52%	Communications
15.42%	Consumer Cyclical
9.46%	Consumer Non-cyclical
6.23%	Energy
15.32%	Financial
12.59%	Healthcare
9.04%	Industrial
8.61%	Technology
3.78%	Utilities
5.13%	Real Estate Investment Trusts
6.58%	Short-Term Investments
106.33%	Total Market Value of Investments
(6.33)%	Liabilities in Excess of Other Assets, Net
100.00%	Total Net Assets

10	2012 ANNUAL REPORT

* The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2012.

Quaker Small-Cap Value Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2012

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2012
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	1.98%	11/25/1996	-9.39%	-4.11%	- 2.36%	-1.25%	6.52%	7.13%	8.73%	9.12%
Class C	2.73%	7/28/2000	-4.80%	-4.80%	- 2.00%	-2.00%	6.34%	6.34%	7.46%	7.46%
Institutional Class	1.73%	9/12/2000	-3.79%	-3.79%	- 1.00%	-1.00%	7.39%	7.39%	7.59%	7.59%
Russell 2000 Index*			-2.08%	-2.08%	0.54%	0.54%	7.00%	7.00%	6.77%	6.77%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Russell 2000 Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index.

2012 ANNUAL REPORT	11

Performance Update

Quaker Strategic Growth Fund  (QUAGX, QAGCX, QAGIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Strategic Growth Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2012, the S&P 500 Total Return Index (the “S&P 500”) (a broad based market proxy) gained 5.45% while the Class A shares of the Fund finished the fiscal year with a total return of -2.42%. For the first half of calendar year 2012, the S&P 500 gained 9.49% while the Fund rose 6.68%.

Over the course of the last twelve months, macroeconomic and political machinations continued to dominate market movements as high correlations and volatility largely marginalized the influence of stock specific fundamentals. From a fundamental standpoint, valuations continued to be attractively low and did not seem to reflect the value and earnings growth that corporations have generated. This may have been due to investor skepticism over the sustainability of that earnings growth in light of the major risks facing the world economy including an EU recession and mediocre growth and rising taxes in the U.S. Taking a closer look at some of these influences, however brightens the picture somewhat. While 20.9% of domestic exports go to the EU, exports only make up 13.9% of the overall domestic economy — thus EU exports are only 2.8% of GDP and those exports will likely not go to zero. Also, the housing market, which typically averages about 5% of GDP (though it reached 7% in 2006), has now fallen to 2.5% of GDP. Thus continued weakness (which is expected through 2014) will have a smaller effect on domestic growth than in the past. The bright spot in domestic markets occurred in the first quarter of 2012, which saw a fall-off in volatility and sustained upward move in equity prices. In the current environment, no news is good news! However troubles in Europe shattered the placid façade pushing markets sharply lower in the most recent quarter. Many international markets continue to be attractive in spite of the high volatility and double digit losses that occurred in many of these markets in 2011. In the long run, demographics continue to favor the emerging markets over the developed markets due to their younger populations.

Sectors posted mixed results for the year with the telecom and utilities sectors (both underweights in the portfolio) advancing the most and energy, materials (both relative overweights) and financials (an underweight) trailing most other sectors. During the last twelve months the portfolio was helped by stock picks in the consumer staples and financial sectors and hurt by stock picks in energy healthcare and consumer discretionaries, as well as cash drag.

Although fundamentals still mattered to a degree, sector performance was largely driven by political events and macroeconomic factors. Case in point, in the first quarter of this year, signs of economic stability and political responsibility pushed cyclical sectors higher, while a breakdown in these factors punished the same sectors in the second quarter. Top-down perceptions (mainly political and international) largely drove market performance generating a difficult environment for any strategy to consistently navigate. Although monetary policy continues to be very accommodative, the market is expecting black swan events and will only appreciate in the absence of them; but it will also harshly punish equity prices when they occur.

Looking ahead, we believe the world economy will continue to be weak, even as corporate profitability continues to be strong. Thus, we believe corporate efficiency, rather than economic cyclically, will drive earnings results, which may enhance their sustainability and eventually provide an environment for multiple expansion. In order to capitalize on this we will continue to emphasize high quality companies with high levels of available cash, strong free cash flows and reasonable valuations. Currently, our favored areas to overweight include large multinational consumer staples and discretionary companies catering to the expanding middle class in emerging market countries, large-cap technology companies providing efficiency (and profit) enhancing IT products to their clients.

Respectfully,

Manu P. Daftary, Portfolio Manager

DG Capital Management

SUB-ADVISER:
DG Capital Management, Inc.

TOTAL NET ASSETS: AS OF JUNE 30, 2012
$179,167,411

Top Ten Holdings ** (% of net assets)
Apple, Inc.	4.01%
Mastercard, Inc.	3.00%
Mead Johnson Nutrition Co.	2.86%
Anheuser-Busch InBev NV	2.70%
Verisk Analytics, Inc.	2.53%
Coca-Cola Co.	2.52%
ACE Ltd.	2.52%
Capital One Financial Corp.	2.46%
Monsanto Co.	2.36%
Visa, Inc.	2.27%
% Fund Total	27.23%

**	Excludes Short-Term Investments

Sectors (% of net assets)
69.88%	Domestic Common Stocks
3.34%	Basic Materials
7.65%	Communications
10.57%	Consumer Cyclical
15.97%	Consumer Non-cyclical
3.60%	Energy
6.05%	Financial
9.86%	Healthcare
4.02%	Industrial
8.82%	Technology
20.29%	Foreign Common Stocks
6.42%	Short-Term Investments
96.59%	Total Market Value of Investments
3.41%	Other Assets in Excess of Liabilities, Net
100.00%	Total Net Assets

12	2012 ANNUAL REPORT

* The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2012

Quaker Strategic Growth Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2012

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2012
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	2.21%	11/25/1996	-7.79%	-2.42%	-5.30%	-4.23%	4.16%	4.75%	10.19%	10.59%
Class C	2.96%	7/11/2000	-3.15%	-3.15%	-4.94%	-4.94%	3.98%	3.98%	1.38%	1.38%
Institutional Class	1.96%	7/20/2000	-2.17%	-2.17%	-3.95%	-3.95%	5.01%	5.01%	2.27%	2.27%
S&P 500® Total Return Index*			5.45%	5.45%	0.22%	0.22%	5.33%	5.33%	5.71%	5.71%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500 Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions.

2012 ANNUAL REPORT	13

Expense Information

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2012 through June 30, 2012.

ACTUAL EXPENSES

The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/12	Annualized Expense Ratio For the Period	Ending Account Value 6/30/2012	Expenses Paid During Period*
Event Arbitrage
Actual return based on actual return of:
Class A	2.93%	$1,000.00	1.99%	$1,029.30	$10.04
Class C	2.43%	1,000.00	2.74%	1,024.30	13.79
Institutional Class	2.92%	1,000.00	1.74%	1,029.20	8.78
Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.99%	1,014.97	9.97
Class C		1,000.00	2.74%	1,011.24	13.70
Institutional Class		1,000.00	1.74%	1,016.21	8.72
Global Tactical Allocation
Actual return based on actual return of:
Class A	6.11%	1,000.00	2.89%	1,061.10	14.81
Class C	5.67%	1,000.00	3.64%	1,056.70	18.61
Institutional Class	6.14%	1,000.00	2.63%	1,061.40	13.48
Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.89%	1,010.49	14.45
Class C		1,000.00	3.64%	1,006.76	18.16
Institutional Class		1,000.00	2.63%	1,011.79	13.16
Mid-Cap Value
Actual return based on actual return of:
Class A	6.93%	1,000.00	2.18%	1,069.30	11.22
Class C	6.57%	1,000.00	2.93%	1,065.70	15.05
Institutional Class	7.12%	1,000.00	1.93%	1,071.20	9.94
Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.18%	1,014.02	10.92
Class C		1,000.00	2.93%	1,010.29	14.64
Institutional Class		1,000.00	1.93%	1,015.27	9.67
Small-Cap Growth Tactical Allocation
Actual return based on actual return of:
Class A	1.83%	1,000.00	2.14%	1,018.30	10.74
Class C	1.53%	1,000.00	2.86%	1,015.30	14.33
Institutional Class	1.93%	1,000.00	1.89%	1,019.30	9.49
Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.14%	1,014.22	10.72
Class C		1,000.00	2.86%	1,010.64	14.30
Institutional Class		1,000.00	1.89%	1,015.47	9.47

14	2012 ANNUAL REPORT

		Beginning Account Value 01/01/12	Annualized Expense Ratio For the Period	Ending Account Value 6/30/2012	Expenses Paid During Period*
Small-Cap Value
Actual return based on actual return of:
Class A	6.02%	$1,000.00	1.81%	$1,060.20	$9.27
Class C	5.64%	1,000.00	2.56%	1,056.40	13.09
Institutional Class	6.18%	1,000.00	1.59%	1,061.80	8.15
Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.81%	1,015.86	9.07
Class C		1,000.00	2.56%	1,012.13	12.81
Institutional Class		1,000.00	1.59%	1,016.96	7.97
Strategic Growth
Actual return based on actual return of:
Class A	6.68%	1,000.00	2.11%	1,066.80	10.84
Class C	6.32%	1,000.00	2.86%	1,063.20	14.67
Institutional Class	6.79%	1,000.00	1.88%	1,067.90	9.67
Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.11%	1,014.37	10.57
Class C		1,000.00	2.86%	1,010.64	14.30
Institutional Class		1,000.00	1.88%	1,015.51	9.42

*	Expenses are equal to the Funds’ annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period muliplied by the number of days in the most recent fiscal half year (182) divided by 366 to reflect the one-half year period.

2012 ANNUAL REPORT	15

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2012

	Number of Shares	Fair Value
Domestic Common Stocks — 54.98%
Basic Materials — 0.04%
Forest Products & Paper — 0.04%
Wausau Paper Corp.	2,500	$24,325
Total Basic Materials (Cost: $24,138)		24,325
Communications — 12.21%
Internet — 3.78%
30DC, Inc.(a)(b)	50,000	3,485
AboveNet, Inc.(b)	6,000	504,000
ModusLink Global Solutions, Inc.(b)(g)	300,262	897,783
Selectica, Inc.(b)	23,600	92,512
Unwired Planet, Inc.(b)(g)	256,625	590,238
		2,088,018
Media — 1.21%
Liberty Media Corp. Class A(b)(g)	7,600	668,116
Telecommunications — 7.22%
Anaren, Inc.(b)	25,000	490,000
Comverse Technology, Inc.(b)(g)	100,000	582,000
Extreme Networks(b)(g)	235,290	809,397
InterDigital, Inc.	30,000	885,300
Sycamore Networks, Inc.(b)	72,000	1,045,440
Telephone & Data Systems, Inc.	8,131	173,109
		3,985,246
Total Communications (Cost: $7,366,323)		6,741,380
Consumer Cyclical — 9.68%
Entertainment — 0.64%
EDCI Holdings, Inc.(b)	74,000	351,500
Home Builders — 2.22%
Lennar Corp. Class B(g)	51,000	1,225,530
Leisure Time — 1.30%
Ambassadors Group, Inc.	131,900	717,536
Lodging — 0.00%
Trump Entertainment Resorts, Inc.(a)(b)(c)	8,949	0
Trump Entertainment Resorts, Inc.(a)(b)(c)	135	409
		409
Retail — 3.98%
Abercrombie & Fitch Co. Class A	14,300	488,202
Regis Corp.	26,000	466,960
Syms Corp.(b)	61,450	406,185
The Pantry, Inc.(b)	57,000	837,900
		2,199,247
Toys/Games/Hobbies — 1.54%
Jakks Pacific, Inc.	53,000	848,530
Total Consumer Cyclical (Cost: $4,680,666)		5,342,752
Consumer Non-cyclical — 5.68%
Commercial Services — 3.03%
Corrections Corp.	26,000	765,700
Monster Worldwide, Inc.(b)	107,000	909,500
		1,675,200
Cosmetics & Personal Care — 1.06%
CCA Industries, Inc.	149,792	584,189

	Number of Shares	Fair Value
Domestic Common Stocks (Continued)
Consumer Non-cyclical (Continued)
Food — 1.59%
Dole Food Co., Inc.(b)	100,000	$878,000
Total Consumer Non-cyclical (Cost: $3,376,594)		3,137,389
Diversified — 0.00%
Holding Companies-Diversified — 0.00%
Stoneleigh Partners Acquisition Corp.(a)(b)(c)	400	0
Total Diversified (Cost: $0)		0
Energy — 0.49%
Oil & Gas — 0.49%
Marathon Petroleum Corp.	6,000	269,520
Total Energy (Cost: $250,890)		269,520
Financial — 6.79%
Banks — 2.73%
Alliance Bancorp, Inc.	53,286	658,082
Franklin Financial Corp.(b)	7,600	125,020
Standard Financial Corp.	45,000	724,500
		1,507,602
Savings & Loans — 4.06%
Colonial Financial Services, Inc.(b)	46,700	607,567
FedFirst Financial Corp.	25,000	357,250
Home Federal Bancorp, Inc.	23,000	333,615
SI Financial Group, Inc.	20,000	230,000
SP Bancorp, Inc.(b)	33,500	427,460
Wolverine Bancorp, Inc.(b)	17,300	285,450
		2,241,342
Total Financial (Cost: $3,459,486)		3,748,944
Healthcare — 6.06%
Biotechnology — 1.76%
Cadus Corp.(b)	194,229	266,094
Maxygen, Inc.(b)	118,000	703,280
		969,374
Healthcare-Products — 2.40%
SurModics, Inc.(b)(g)	76,743	1,327,654
Healthcare-Services — 1.21%
InSight Health Services Holdings Corp.(b)	10,221	668,265
Pharmaceuticals — 0.69%
INYX, Inc.(a)(b)	167,850	252
Nabi Biopharmaceuticals(b)	239,805	378,892
		379,144
Total Healthcare (Cost: $3,194,691)		3,344,437
Industrial — 2.39%
Aerospace & Defense — 2.17%
API Technologies Corp.(b)	40,000	147,200
Goodrich Corp.	8,300	1,053,270
		1,200,470
Building Materials — 0.20%
U.S. Concrete, Inc.(b)	21,880	108,197

16	2012 ANNUAL REPORT

	Number of Shares	Fair Value
Domestic Common Stocks (Continued)
Industrial (Continued)
Environmental Control — 0.02%
Strategic Enviromental & Energy Resources, Inc.(a)(b)	43,000	$12,977
Total Industrial (Cost: $1,425,086)		1,321,644
Technology — 11.64%
Computers — 0.01%
Computer Horizons Corp.(b)	65,000	3,412
Semiconductors — 2.83%
DSP Group, Inc.(b)(g)	136,522	865,549
Integrated Device Technology, Inc.(b)	124,000	696,880
		1,562,429
Software — 8.80%
BMC Software, Inc.(b)	20,000	853,600
Contra Softbrands, Inc.(a)(b)(c)	5,000	0
Network-1 Security Solutions, Inc.(b)	235,000	303,150
Novell, Inc. (a)(b)	160,000	976,000
Official Payments Holdings, Inc. Class B(b)	127,876	498,717
Progress Software Corp.(b)	61,500	1,283,505
Seachange International, Inc.(b)(g)	115,005	946,491
		4,861,463
Total Technology (Cost: $6,728,853)		6,427,304
Total Domestic Common Stocks (Cost $30,506,727)		30,357,695

Foreign Common Stocks — 5.85%
Australia — 0.97%
Machinery-Construction & Mining — 0.97%
Ludowici Ltd.(a)	50,000	534,319
Total Australia (Cost: $525,049)		534,319
Canada — 0.40%
Mining — 0.02%
Sacre-Coeur Minerals Ltd.(a)(b)	109,000	9,636
Sacre-Coeur Minerals Ltd.(b)	444	39
		9,675
Oil & Gas — 0.38%
PetroMagdalena Energy Corp.(b)	9,200	14,278
Progress Energy Resources Corp.(b)(g)	10,000	197,142
		211,420
Total Canada (Cost: $273,455)		221,095
Germany — 0.81%
Healthcare-Services — 0.80%
Rhoen Klinikum AG	20,000	442,942
Holding Companies-Diversified — 0.01%
KHD Humboldt Wedag International AG(b)	1,014	6,314
Total Germany (Cost: $569,958)		449,256
Ireland — 1.30%
Pharmaceuticals — 1.30%
Warner Chilcott PLC Class A(b)	40,000	716,800
Total Ireland (Cost: $740,600)		716,800

	Number of Shares	Fair Value
Foreign Common Stocks (Continued)
Spain — 0.23%
Media — 0.23%
Promotora de Informaciones S.A. Class B ADR	45,000	$129,150
Total Spain (Cost: $425,693)		129,150
Switzerland — 2.14%
Banks — 0.51%
Bank Sarasin & Cie AG(b)	10,000	281,334
Electronics — 1.63%
Tyco International Ltd.	17,000	898,450
Total Switzerland (Cost: $1,208,535)		1,179,784
Total Foreign Common Stocks (Cost $3,743,290)		3,230,404

Preferred Stocks — 1.13%
United States — 1.13%
Ally Financial, Inc. 144A , 7.00%	700	623,635
GeoMet, Inc. , 8.00%(b)	3	12
		623,647
Total United States (Cost $649,531)		623,647
Total Preferred Stocks (Cost $649,531)		623,647

	Par Value
Corporate Bonds — 1.47%
Basic Materials — 0.04%
Forest Products & Paper — 0.04%
Catalyst Paper Corp. 7.38%, 03/01/2014(d)	$750,000	13,125
NewPage Corp. 10.00%, 05/01/2012(d)	300,000	12,000
		25,125
Total Basic Materials (Cost: $821,113)		25,125
Financial — 1.24%
Diversified Financial Services — 1.24%
Credit Suisse Securities USA LLC 11.00%, 09/05/2013	20,000	19,906
Credit Suisse Securities USA LLC 11.10%, 01/23/2013	500,000	501,900
Lehman Brothers Holdings, Inc. 0.00%, 07/08/2014(d)	110,000	24,750
Lehman Brothers Holdings, Inc. 0.00%, 02/17/2015(d)	130,000	28,275
Lehman Brothers Holdings, Inc. 0.00%, 01/28/2020(d)	100,000	21,750
Lehman Brothers Holdings, Inc. 0.00%, 09/23/2020(a)(d)	100,000	21,880
Lehman Brothers Holdings, Inc. 0.00%, 02/14/2023(d)	200,000	43,500
Lehman Brothers Holdings, Inc. 5.50%, 02/27/2020(d)	100,000	21,750
		683,711
Venture Capital — 0.00%
Infinity Capital Group 7.00%, 12/31/2049(a)(c)	25,000	0
Total Financial (Cost: $709,643)		683,711
Industrial — 0.19%
Building Materials — 0.19%
U.S. Concrete, Inc. 9.50%, 08/31/2015	100,000	105,375
Total Industrial (Cost: $100,000)		105,375
Utilities — 0.0%
Electric — 0.0%
Mirant Corp. 0.03%, 06/15/2021(a)(c)	20,000	0
Total Utilities (Cost: $0)		0
Total Corporate Bonds (Cost $1,630,756)		814,211

2012 ANNUAL REPORT	17

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2012

	Number of Shares	Fair Value
Warrant — 0.00%
Sacre-Coeur Minerals Ltd. Expiration:(a)(b)(c) March, 2013	54,500	$0
Total Warrant (Cost $0)		0

	Par Value
Asset Backed Securities — 11.20%
United States — 11.20%
AFC Home Equity Loan Trust Class 1A Series 2000- 2 0.64%, 06/25/2030(e)	17,622	10,766
Citigroup Mortgage Loan Trust, Inc. Class A Series 2007-SHL1 0.65%, 11/25/2046(e)	598,685	289,739
Countrywide Alternative Loan Trust Class 2A2A Series 2006-OC5 0.42%, 06/25/2036(e)	127,601	70,895
Countrywide Alternative Loan Trust Class A3 Series 2007-OA7 0.55%, 05/25/2047(e)	410,730	33,738
Countrywide Asset-Backed Certificates Class A2 Series 2006-IM1 0.49%, 04/25/2036(e)	985,443	471,975
Countrywide Asset-Backed Certificates Class M1 Series 2006-23 0.50%, 05/25/2037(e)	1,800,000	112,669
Countrywide Asset-Backed Certificates Class M1 Series 2006-BC4 0.54%, 11/25/2036(e)	3,000,000	135,699
Countrywide Asset-Backed Certificates Class 2M2 Series 2007-11 0.57%, 06/25/2047(e)	2,200,000	39,488
Countrywide Asset-Backed Certificates Class A3 Series 2006-S8 5.56%, 04/25/2036(e)	155,960	110,836
Countrywide Home Equity Loan Trust Class 2A Series 2006-E 0.38%, 07/15/2036(e)	445,402	277,967
Countrywide Home Equity Loan Trust Class 2A Series 2006-G 0.39%, 10/15/2036(e)	196,544	121,756
Countrywide Home Equity Loan Trust Class A Series 2007-E 0.39%, 06/15/2037(e)	761,219	475,539
Countrywide Home Equity Loan Trust Class 2A Series 2005-A 0.48%, 04/15/2035(e)	51,786	33,010
Credit-Based Asset Servicing & Securitization LLC Class AF4 Series 2007-CB1 5.27%, 01/25/2037	961,804	358,533
GSAMP Trust Class A1B Series 2007-H1 0.45%, 01/25/2047(e)	500,000	271,360
HSI Asset Securitization Corp. Trust Class 2A5 Series 2006-OPT4 0%, 03/25/2036	500,000	390,886
Morgan Stanley ABS Capital I Class A2C Series 2006-HE6 0.40%, 09/25/2036(e)	1,800,000	553,887
Novastar Home Equity Loan Class A2B Series 2006- 6 0.35%, 01/25/2037(e)	672,578	341,560
Option One Mortgage Loan Trust Class 2A2 Series 2006-3 0.35%, 02/25/2037(e)	822,827	431,333
Provident Bank Home Equity Loan Trust Class A2 Series 2000-2 0.79%, 08/25/2031(e)	507,824	244,808
Provident Bank Home Equity Loan Trust Class A1 Series 2000-2 0.79%, 08/25/2031(e)	148,236	83,884
Residential Funding Mortgage Securities II Home Loan Trust Class AII Series 2007-HSA3 0.39%, 06/25/2037(e)	875,334	576,973
Structured Asset Investment Loan Trust Class M1 Series 2003-BC9 1.30%, 08/25/2033(e)	892,128	745,852
		6,183,153
Total United States (Cost $6,969,660)		6,183,153
Total Asset Backed Securities (Cost $6,969,660)		6,183,153

	Number of Shares	Fair Value
Rights — 0.10%
France — 0.10%
Sanofi(b)	37,500	$52,875
Total France (Cost $54,095)		52,875
United States — 0.00%
Lev Pharmaceuticals, Inc. ESCROW(a)(b)(c)	15,000	0
Petrocorp, Inc. ESCROW(a)(b)(c)	200	0
		0
Total United States (Cost $0)		0
Total Rights (Cost $54,095)		52,875

	Number of Contracts
Options — 0.11%
Collective Brands, Inc. Expiration: December, 2012 Exercise Price: $19.00	75	750
Lennar Corp. Expiration: August, 2012 Exercise Price: $29.00	510	61,200
		61,950
Total United States (Cost $237,881)		61,950
Total Options (Cost $237,881)		61,950

	Number of Shares
Short-Term Investment — 12.13%
Time Deposit — 12.13%
Citibank 0.03%, 07/02/2012(f)	6,694,675	6,694,675
Total Short-Term Investment (Cost $6,694,675)		6,694,675
Total Investments (Cost $50,486,615) — 86.97%		48,018,610
Other Assets in Excess of Liabilities, Net — 13.03%		7,193,099
Total Net Assets — 100.00%		$55,211,709
Schedule of Securities Sold Short
Common Stocks — 0.99%
Collective Brands, Inc.(b)	12,000	257,040
InterDigital, Inc.	200	5,902
Sirius XM Radio, Inc.(b)	152,000	281,200
Total Common Stocks		544,142
Total Securities Sold Short (Proceeds: $593,645)		544,142

	Number of Contracts
Call Options Written — 3.11%
Abercrombie & Fitch Co. Expiration: July, 2012 Exercise Price: $33.00	143	29,744
Ambassadors Group, Inc. Expiration: July, 2012 Exercise Price: $5.00	1,319	56,057

18	2012 ANNUAL REPORT

	Number of Contracts	Fair Value
Call Options Written (Continued)
Anaren, inc. Expiration: July, 2012 Exercise Price: $20.00	150	$6,375
Ancestry.Com, Inc. Expiration: July, 2012 Exercise Price: $22.50	300	3,000
BMC Software, Inc. Expiration: July, 2012 Exercise Price: $38.00	200	89,000
Corrections Corp. Expiration: July, 2012 Exercise Price: $25.00	100	45,000
Dole Food Co., Inc. Expiration: July, 2012 Exercise Price: $7.50	1,000	130,000
DSP Group, Inc. Expiration: July, 2012 Exercise Price: $5.00	1,000	5,000
InterDigital, Inc. Expiration: July, 2012 Exercise Price: $22.50	298	207,110
Iron Mountain, Inc. Expiration: July, 2012 Exercise Price: $30.00	250	3,750
Jakks Pacific, Inc. Expiration: July, 2012 Exercise Price: $15.00	230	25,300
Lennar Corp. Expiration: August, 2012 Exercise Price: $29.00	510	153,000
Monster Worldwide, Inc. Expiration: July, 2012 Exercise Price: $7.00	1,070	139,100

	Number of Contracts	Fair Value
Call Options Written (Continued)
Progress Software Corp. Expiration: July, 2012 Exercise Price: $17.50	220	$74,800
Regis Corp. Expiration: July, 2012 Exercise Price: $17.50	230	16,100
Seachange International, Inc. Expiration: July, 2012 Exercise Price: $7.50	500	32,500
SurModics, Inc. Expiration: July, 2012 Exercise Price: $12.50	400	190,000
SurModics, Inc. Expiration: July, 2012 Exercise Price: $15.00	180	40,950
Sycamore Networks, Inc. Expiration: July, 2012 Exercise Price: $12.50	320	64,800
The Pantry, Inc. Expiration: July, 2012 Exercise Price: $12.50	570	123,975
Tyco International Ltd. Expiration: July, 2012 Exercise Price: $44.00	170	149,175
Warner Chilcott PLC Expiration: July, 2012 Exercise Price: $15.00	400	131,000
Total Options Written (Premiums Received $1,274,680)		$1,715,736

Forward Currency Contracts
Buy	Counterparty	Principal Covered by contract	Settlement month	Sell	Contract Amount	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
AUD	Brown Brothers Harriman & Co.	562,250	Jul-12	USD	555,278	19,798	—	19,798
EUR	Brown Brothers Harriman & Co.	372,675	Jul-12	USD	465,934	5,730	—	5,730
USD	Brown Brothers Harriman & Co.	542,131	Jul-12	EUR	430,000	—	(2,117)	(2,117)
						$25,528	$(2,117)	$23,411

Currency Abbreviations

AUD	Australian Dollar
EUR	Euro
USD	United States Dollar

ADR	American Depositary Receipt

(a)	Indicates an illiquid security. Total market value for illiquid securities is $1,558,959, representing 2.82% of net assets.

(b)	Non-income producing security.

(c)	Indicates a fair valued security. Total market value for fair valued securities is $1,644,674 representing 2.98% of net assets.

(d)	Defaulted Bond.

(e)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f)	The rate shown is the annualized seven-day yield at period end.

(g)	Held as collateral for short sales.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	19

Schedule of Investments

Quaker Global Tactical Allocation Fund

June 30, 2012

	Number of Shares	Fair Value
Common Stocks — 95.31%
Belgium — 2.72%
Anheuser-Busch InBev NV ADR	3,330	$265,234
Total Belgium (Cost $194,891)		265,234
Bermuda — 3.59%
Arch Capital Group Ltd.(a)	4,000	158,760
Seadrill Ltd.	5,400	191,808
		350,568
Total Bermuda (Cost $329,039)		350,568
Canada — 1.77%
Cenovus Energy, Inc.	5,430	172,674
Total Canada (Cost $171,384)		172,674
Denmark — 2.22%
Novo Nordisk ADR	1,490	216,557
Total Denmark (Cost $216,759)		216,557
France — 2.09%
Sanofi ADR	5,400	204,012
Total France (Cost $199,013)		204,012
Germany — 2.48%
Adidas AG ADR(b)	4,000	143,440
Daimler AG ADR	2,200	98,441
		241,881
Total Germany (Cost $233,142)		241,881
Ireland — 4.47%
Accenture PLC	3,630	218,127
Amarin Corp. PLC ADR(a)	15,100	218,346
		436,473
Total Ireland (Cost $402,136)		436,473
Mexico — 1.98%
Fomento Economico Mexicano SAB de CV ADR	2,170	193,673
Total Mexico (Cost $172,453)		193,673
Netherlands — 3.30%
CNH Global NV(a)	4,340	168,652
Unilever NV	4,600	153,410
		322,062
Total Netherlands (Cost $315,763)		322,062
Panama — 1.94%
Copa Holdings S.A.	2,300	189,704
Total Panama (Cost $190,529)		189,704
Switzerland — 4.83%
ACE Ltd.	3,410	252,783
Syngenta AG ADR	3,200	219,008
		471,791
Total Switzerland (Cost $442,090)		471,791
United Kingdom — 6.01%
Diageo PLC ADR	1,930	198,925
GlaxoSmithKline PLC ADR	4,130	188,204
Intercontinental Hotels Group PLC ADR	8,300	200,030
		587,159
Total United Kingdom (Cost $568,475)		587,159

	Number of Shares	Fair Value
Common Stocks (Continued)
United States — 57.91%
Abbott Laboratories	1,900	$122,493
Allergan, Inc.	2,370	219,391
American Express Co.	3,450	200,824
Apple, Inc.(a)	674	393,616
Capital One Financial Corp.	4,510	246,517
Chevron Corp.	1,800	189,900
Citrix Systems, Inc.(a)	2,030	170,398
Coca-Cola Co.	3,170	247,862
Dunkin’ Brands Group, Inc.	5,460	187,496
eBay, Inc.(a)	4,770	200,388
EMC Corp.(a)	4,700	120,461
FedEx Corp.	1,840	168,562
Google, Inc.(a)	170	98,612
Home Depot, Inc.	3,240	171,688
Las Vegas Sands Corp.	4,460	193,965
LinkedIn Corp.(a)	1,430	151,966
Mastercard, Inc.	690	296,776
Mead Johnson Nutrition Co.	3,510	282,590
Monsanto Co.	2,810	232,612
Nike, Inc.	1,470	129,037
Occidental Petroleum Corp.	2,250	192,983
Philip Morris International, Inc.	2,200	191,972
priceline.com, Inc.(a)	300	199,356
Salesforce.com, Inc.(a)	910	125,817
Starbucks Corp.	2,790	148,763
Vantiv, Inc.(a)	6,660	155,111
Verisk Analytics, Inc.(a)	5,060	249,256
Visa, Inc.	1,800	222,534
Yum! Brands, Inc.	2,220	143,012
		5,653,958
Total United States (Cost $5,491,213)		5,653,958
Total Common Stocks (Cost $8,926,887)		9,305,746

Short-Term Investments — 3.97%
Investment Trust — 1.68%
Invesco Liquid Assets Portfolio, 0.16%(c)(d)	163,800	163,800
Time Deposit — 2.29%
Citibank 0.03%, 07/02/2012(d)	224,043	224,043
Total Short-Term Investments (Cost $387,843)		387,843
Total Investments (Cost $9,314,730) — 99.28%		9,693,589
Other Assets in Excess of Liabilities, Net — 0.72%		69,844
Total Net Assets — 100.00%		$9,763,433

Schedule of Securities Sold Short
Exchange-Traded Funds — 2.99%
iShares MSCI Brazil Index Fund	1,900	98,420
iShares MSCI Hong Kong Index Fund	11,800	193,520
Total Exchange-Traded Funds		291,940
Total Securities Sold Short (Proceeds: $277,826)		291,940

20	2012 ANNUAL REPORT

	Number of Contracts	Fair Value
Call Options Written — 0.02%
Capital One Financial Corp. Expiration: July, 2012 Exercise Price: $55.00	10	$1,220
Dunkin’ Brands Group, Inc. Expiration: August, 2012 Exercise Price: $40.00	13	260
Total Options Written (Premiums Received $1,373)		$1,480

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	21

Schedule of Investments

Quaker Mid-Cap Value Fund

June 30, 2012

	Number of Shares	Fair Value
Common Stocks — 93.63%
Basic Materials — 6.14%
Chemicals — 4.59%
CF Industries Holdings, Inc.	616	$119,344
FMC Corp.	2,156	115,303
Methanex Corp.	5,430	151,171
		385,818
Iron & Steel Production — 1.55%
Steel Dynamics, Inc.	11,098	130,402
Total Basic Materials (Cost: $397,261)		516,220
Consumer, Cyclical — 10.78%
Apparel — 2.94%
Gildan Activewear, Inc.	8,983	247,212
Distribution & Wholesale — 2.09%
Fossil, Inc.(a)	2,298	175,889
Home Furnishings — 2.26%
Harman International Industries, Inc.	4,816	190,713
Leisure Time — 1.88%
WMS Industries, Inc.(a)	7,922	158,044
Retail — 1.61%
Darden Restaurants, Inc.	2,674	135,385
Total Consumer, Cyclical (Cost: $853,745)		907,243
Consumer, Non-cyclical — 3.90%
Agriculture — 1.34%
Bunge Ltd.	1,804	113,183
Food — 2.56%
Hormel Foods Corp.	7,072	215,130
Total Consumer, Non-cyclical (Cost: $237,714)		328,313
Energy — 9.14%
Oil & Gas — 7.37%
Atwood Oceanics, Inc.(a)	3,976	150,452
Ultra Petroleum Corp.(a)(b)	9,045	208,668
Valero Energy Corp.	6,835	165,065
Whiting Petroleum Corp.(a)	2,336	96,056
		620,241
Oil Equipment & Services — 1.77%
Oil States International, Inc.(a)	2,243	148,487
Total Energy (Cost: $708,430)		768,728
Financial — 22.46%
Banks — 10.49%
Comerica, Inc.	5,617	172,498
Huntington Bancshares, Inc.	34,290	219,456
Keycorp	21,270	164,630
Regions Financial Corp.	27,523	185,780
Zions Bancorporation	7,218	140,174
		882,538
Diversified Financial Services — 3.93%
Ameriprise Financial, Inc.	4,029	210,556
Invesco Ltd.	5,312	120,051
		330,607

	Number of Shares	Fair Value
Common Stocks (Continued)
Financial (Continued)
Insurance — 8.04%
Allied World Assurance Co. Holdings Ltd.	2,181	$173,324
Genworth Financial, Inc. Class A(a)	19,198	108,661
Reinsurance Group of America, Inc. Class A	3,066	163,142
Torchmark Corp.	4,579	231,468
		676,595
Total Financial (Cost: $1,530,803)		1,889,740
Healthcare — 8.34%
Healthcare-Products — 6.46%
Hospira, Inc.(a)	4,904	171,542
St. Jude Medical, Inc.	4,238	169,138
Zimmer Holdings, Inc.	3,153	202,927
		543,607
Pharmaceuticals — 1.88%
Forest Laboratories, Inc.(a)	4,530	158,505
Total Healthcare (Cost: $578,417)		702,112
Industrial— 10.61%
Aerospace & Defense — 1.11%
L-3 Communications Holdings, Inc.	1,263	93,475
Electronics — 1.08%
Waters Corp.(a)	1,138	90,437
Hand & Machine Tools — 5.97%
Kennametal, Inc.	4,538	150,435
Lincoln Electric Holdings, Inc.	3,532	154,666
Regal-Beloit Corp.	3,168	197,240
		502,341
Machinery-Diversified — 2.45%
AGCO Corp.(a)	4,517	206,562
Total Industrial (Cost: $776,166)		892,815
Technology — 9.11%
Computers — 2.04%
NetApp, Inc.(a)	5,390	171,510
Semiconductors — 7.07%
Applied Materials, Inc.	13,162	150,836
Marvell Technology Group Ltd.	7,801	87,995
ON Semiconductor Corp.(a)	24,948	177,131
Skyworks Solutions, Inc.(a)	6,556	179,438
		595,400
Total Technology (Cost: $757,656)		766,910
Utilities — 13.15%
Electric — 5.79%
Northeast Utilities	4,254	165,098
Westar Energy, Inc.	5,458	163,467
Xcel Energy, Inc.	5,590	158,812
		487,377
Gas — 7.36%
Centerpoint Energy, Inc.	7,668	158,497
Energen Corp.	2,978	134,397
Questar Corp.	7,693	160,476

22	2012 ANNUAL REPORT

	Number of Shares	Fair Value
Common Stocks (Continued)
Utilities (Continued)
Gas (Continued)
UGI Corp.	5,646	$166,162
		619,532
Total Utilities (Cost: $903,025)		1,106,909
Total Common Stocks (Cost $6,743,217)		7,878,990

Real Estate Investment Trusts — 4.74%
Boston Properties, Inc.	806	87,346
Camden Property Trust	1,251	84,655
Health Care REIT, Inc.	1,712	99,810
Host Hotels & Resorts, Inc.	8,039	127,177
		398,988
Total Real Estate Investment Trusts (Cost $238,419)		398,988

Short-Term Investments — 4.06%
Investment Trust — 2.48%
Invesco Liquid Assets Portfolio, 0.16%(c)(d)	208,181	208,181
Time Deposit — 1.58%
Bank of America, 0.03%, 07/02/2012(d)	133,169	133,169
Total Short-Term Investments (Cost $341,350)		341,350
Total Investments (Cost $7,322,986) — 102.43%		8,619,328
Liabilities in Excess of Other Assets, Net (2.43)%		(204,092)
Total Net Assets — 100.00%		$8,415,236

REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	23

Schedule of Investments

Quaker Small-Cap Growth Tactical Allocation Fund

June 30, 2012

	Number of Shares	Fair Value
Domestic Common Stocks — 66.89%
Basic Materials — 7.74%
Chemicals — 2.40%
NewMarket Corp.	700	$151,620
Mining — 5.34%
Comstock Mining, Inc.(a)	105,700	261,079
Gold Resource Corp.(b)	2,900	75,371
		336,450
Total Basic Materials (Cost: $423,200)		488,070
Communications — 8.54%
Internet — 5.47%
Blucora, Inc.(a)	17,600	216,832
Liquidity Services, Inc. a)	2,500	127,975
		344,807
Media — 2.14%
Belo Corp. Class A	21,000	135,240
Telecommunications — 0.93%
CalAmp Corp.(a)	8,000	58,640
Total Communications (Cost: $518,503)		538,687
Consumer, Cyclical — 14.68%
Distribution & Wholesale — 4.62%
Core-Mark Holding Co., Inc.	1,000	48,140
Titan Machinery, Inc.(a)	8,000	242,960
		291,100
Entertainment — 3.31%
Multimedia Games Holding Co., Inc.(a)	14,900	208,600
Leisure Time — 2.73%
Arctic Cat, Inc.(a)	4,700	171,832
Retail — 1.42%
Gaiam, Inc. Class A(a)	23,000	89,700
Toys/Games/Hobbies — 2.60%
Leapfrog Enterprises, Inc. Class A(a)	16,000	164,160
Total Consumer, Cyclical (Cost: $883,190)		925,392
Energy — 5.51%
Oil & Gas — 1.76%
Synergy Resources Corp.(a)(b)	36,000	110,880
Oil & Gas Services — 3.75%
Mitcham Industries, Inc.(a)	8,800	149,336
TGC Industries, Inc.(a)	9,000	87,390
		236,726
Total Energy (Cost: $359,714)		347,606
Financial — 17.60%
Banks — 8.65%
BancorpSouth, Inc.	13,200	191,664
Hanmi Financial Corp.(a)	17,000	178,160
Wilshire Bancorp, Inc.(a)	32,000	175,360
		545,184
Diversified Financial Services — 7.00%
Ellie Mae, Inc.(a)	9,700	174,600
Ellington Financial LLC	7,700	162,932

	Number of Shares	Fair Value
Domestic Common Stocks (Continued)
Financial (Continued)
Diversified Financial Services (Continued)
WisdomTree Investments, Inc.(a)	15,800	$103,806
		441,338
Insurance — 1.95%
Homeowners Choice, Inc.	7,000	123,200
Total Financial (Cost: $1,062,866)		1,109,722
Healthcare — 5.86%
Pharmaceuticals — 5.86%
Dusa Pharmaceuticals, Inc.(a)	18,900	98,658
Lifevantage Corp.(a)(b)	39,185	110,894
Questcor Pharmaceuticals, Inc.(a)(b)	3,000	159,720
		369,272
Total Healthcare (Cost: $267,269)		369,272
Industrial — 6.96%
Building Materials — 1.62%
Trex Co., Inc.(a)	3,400	102,306
Machinery-Diversified — 2.64%
Flow International Corp.(a)	52,700	166,005
Miscellaneous Manufacturing — 2.70%
Lydall, Inc.(a)	12,600	170,352
Total Industrial (Cost: $441,984)		438,663
Total Domestic Common Stocks (Cost $3,956,726)		4,217,412

Foreign Common Stocks — 14.34%
Canada — 1.88%
Mining — 1.88%
Rubicon Minerals Corp.(a)	20,000	60,800
Seabridge Gold, Inc.(a)(b)	4,000	57,960
		118,760
Total Canada (Cost: $136,961)		118,760
Cayman Islands — 2.58%
Insurance — 2.58%
Greenlight Capital Re Ltd. Class A(a)	6,400	162,688
Total Cayman Islands (Cost: $159,163)		162,688
China — 5.92%
Internet — 2.58%
21Vianet Group, Inc. ADR(a)(b)	14,200	162,590
Software — 1.17%
NQ Mobile, Inc. ADR(a)(b)	9,000	73,710
Telecommunications — 2.17%
KongZhong Corp. ADR(a)	17,000	136,680
Total China (Cost: $332,376)		372,980
Ireland — 2.18%
Software — 2.18%
Velti PLC(a)(b)	21,100	137,150
Total Ireland (Cost: $238,005)		137,150

24	2012 ANNUAL REPORT

	Number of Shares	Fair Value
Foreign Common Stocks (Continued)
Taiwan — 1.78%
Semiconductors — 1.78%
Himax Technologies, Inc. ADR	60,000	$112,500
Total Taiwan (Cost: $110,561)		112,500
Total Foreign Common Stocks (Cost $977,066)		904,078

Exchange-Traded Fund — 4.30%
Direxion Daily Small Cap Bear 3X Shares(a)(b)	15,000	271,050
Total Exchange-Traded Fund (Cost $341,380)		271,050

Short-Term Investments — 31.06%
Investment Trust — 16.42%
Invesco Liquid Assets Portfolio, 0.16%(c)(d)	1,034,904	1,034,904
Time Deposit — 14.64%
HSBC Bank USA, Grand Cayman 0.03%, 07/02/2012(d)	923,332	923,332
Total Short-Term Investments (Cost $1,958,236)		1,958,236
Total Investments (Cost $7,233,408) — 116.59%		7,350,776
Liabilities in Excess of Other Assets, Net (16.59)%		(1,045,878)
Total Net Assets — 100.00%		$6,304,898

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	25

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2012

	Number of Shares	Fair Value
Common Stocks — 94.62%
Basic Materials — 6.65%
Chemicals — 2.49%
Airgas, Inc.	1,800	$151,218
Georgia Gulf Corp.	4,600	118,082
Huntsman Corp.	15,000	194,100
Stepan Co.	1,400	131,852
Valspar Corp.	3,000	157,470
		752,722
Forest Products & Paper — 3.86%
Boise, Inc.	19,300	126,994
Domtar Corp.	3,300	253,143
PH Glatfelter Co.	15,400	252,098
Schweitzer-Mauduit International, Inc.	5,700	388,398
Wausau Paper Corp.	15,200	147,896
		1,168,529
Mining — 0.30%
Coeur d’ Alene Mines Corp.(a)	5,100	89,556
Total Basic Materials (Cost: $2,086,025)		2,010,807
Communications — 7.52%
Advertising — 1.25%
Interpublic Group of Cos, Inc.	34,700	376,495
Internet — 2.11%
Ancestry.com, Inc.(a)(b)	5,400	148,662
Dice Holdings, Inc.(a)	21,500	201,885
United Online, Inc.	68,400	288,648
		639,195
Telecommunications — 4.16%
Amdocs Ltd.	12,000	356,640
Arris Group, Inc.(a)	9,800	136,318
Cbeyond, Inc.(a)	33,900	229,503
NeuStar, Inc. Class A(a)	8,800	293,920
Neutral Tandem, Inc.(a)	18,400	242,512
		1,258,893
Total Communications (Cost: $2,252,413)		2,274,583
Consumer, Cyclical — 15.42%
Airlines — 0.99%
Alaska Air Group, Inc.(a)	4,300	154,370
US Airways Group, Inc.(a)	10,900	145,297
		299,667
Apparel — 0.87%
Carter’s, Inc.(a)	2,400	126,240
Oxford Industries, Inc.	3,100	138,570
		264,810
Auto Manufacturers — 0.75%
Oshkosh Corp.(a)	10,800	226,260
Auto Parts & Equipment — 1.13%
Lear Corp.	2,900	109,417
Meritor, Inc.(a)	23,100	120,582
WABCO Holdings, Inc.(a)	2,100	111,153
		341,152

	Number of Shares	Fair Value
Common Stocks (Continued)
Consumer, Cyclical (Continued)
Distribution & Wholesale — 1.46%
Ingram Micro, Inc. Class A(a)	6,800	$118,796
Tech Data Corp.(a)(b)	6,700	322,739
		441,535
Home Furnishings — 0.73%
Whirlpool Corp.	3,600	220,176
Housewares — 0.44%
Toro Co.	1,800	131,922
Leisure Time — 1.22%
Arctic Cat, Inc.(a)	10,100	369,256
Lodging — 0.37%
Ameristar Casinos, Inc.	6,300	111,951
Office Furnishings — 0.40%
Steelcase, Inc. Class A	13,600	122,808
Retail — 6.64%
Aeropostale, Inc.(a)	7,700	137,291
American Eagle Outfitters, Inc.	8,800	173,624
ANN, Inc.(a)	7,400	188,626
Asbury Automotive Group, Inc.(a)	6,300	149,247
Coinstar, Inc.(a)(b)	2,900	199,114
Copart, Inc.(a)	5,400	127,926
Destination Maternity Corp.	9,800	211,680
First Cash Financial Services, Inc.(a)	2,900	116,493
Foot Locker, Inc.	4,200	128,436
HOT Topic, Inc.	13,300	128,877
Lithia Motors, Inc. Class A	7,100	163,655
PetMed Express, Inc.	23,300	283,328
		2,008,297
Toys/Games/Hobbies — 0.42%
Leapfrog Enterprises, Inc. Class A(a)	12,300	126,198
Total Consumer, Cyclical (Cost: $4,581,138)		4,664,032
Consumer, Non-cyclical — 9.46%
Commercial Services — 8.35%
Aaron’s, Inc.	9,300	263,283
Aegean Marine Petroleum Network, Inc.(b)	26,200	140,170
Apollo Group, Inc. Class A(a)	8,800	318,472
Capella Education Co.(a)	4,000	139,040
Grand Canyon Education, Inc.(a)	7,800	163,332
H&E Equipment Services, Inc.(a)	6,500	97,695
ITT Educational Services, Inc.(a)(b)	4,100	249,075
Lender Processing Services, Inc.	8,600	217,408
Medifast, Inc.(a)	6,100	120,048
Net 1 UEPS Technologies, Inc.(a)	18,300	153,171
PHH Corp.(a)	6,900	120,612
Resources Connection, Inc.	9,900	121,770
SAIC, Inc.	25,300	306,636
TNS, Inc.(a)	6,300	113,022
		2,523,734

26	2012 ANNUAL REPORT

	Number of Shares	Fair Value
Common Stocks (Continued)
Consumer, Non-cyclical (Continued)
Food — 1.11%
Cal-Maine Foods, Inc.(b)	3,300	$129,030
Dean Foods Co.(a)	12,100	206,063
		335,093
Total Consumer, Non-cyclical (Cost: $2,965,422)		2,858,827
Energy — 6.23%
Oil & Gas — 5.01%
Energy Partners Ltd.(a)	7,300	123,370
Gran Tierra Energy, Inc.(a)	32,600	160,066
Sunoco, Inc.	7,500	356,250
Tesoro Corp.(a)	16,400	409,344
Vaalco Energy, Inc.(a)	25,900	223,517
Western Refining, Inc.	10,900	242,743
		1,515,290
Oil & Gas Services — 1.22%
Helix Energy Solutions Group, Inc.(a)	6,500	106,665
Matrix Service Co.(a)	11,700	132,795
Oceaneering International, Inc.	2,700	129,222
		368,682
Total Energy (Cost: $1,722,330)		1,883,972
Financial — 15.32%
Banks — 5.91%
Banco Latinoamericano de Exportaciones S.A. Class E	12,300	263,589
East West Bancorp, Inc.	7,400	173,604
First Citizens BancShares, Inc. Class A	800	133,320
Huntington Bancshares, Inc.	60,200	385,280
International Bancshares Corp.	5,900	115,168
PacWest Bancorp	14,700	347,949
Umpqua Holdings Corp.	17,100	225,036
Wilshire Bancorp, Inc.(a)	26,500	145,220
		1,789,166
Diversified Financial Services — 1.23%
Calamos Asset Management, Inc. Class A	9,300	106,485
Duff & Phelps Corp. Class A	8,700	126,150
Netspend Holdings, Inc.(a)	15,200	139,688
		372,323
Insurance — 5.95%
Allied World Assurance Co. Holdings Ltd.	2,300	182,781
Assurant, Inc.	8,600	299,624
Everest Re Group Ltd.	2,900	300,121
Montpelier Re Holdings Ltd.	19,200	408,768
ProAssurance Corp.	3,400	302,906
RenaissanceRe Holdings Ltd.	4,000	304,040
		1,798,240
Real Estate — 1.46%
HFF, Inc. Class A(a)	8,400	117,096
Jones Lang LaSalle, Inc.	4,600	323,702
		440,798
Savings & Loans — 0.77%
Washington Federal, Inc.	13,800	233,082
Total Financial (Cost: $4,578,325)		4,633,609

	Number of Shares	Fair Value
Common Stocks (Continued)
Healthcare — 12.59%
Biotechnology — 4.22%
AMAG Pharmaceuticals, Inc.(a)	7,000	$107,800
Emergent Biosolutions, Inc.(a)	8,300	125,745
Myriad Genetics, Inc.(a)	13,600	323,272
PDL BioPharma, Inc.(b)	55,500	367,965
United Therapeutics Corp.(a)	7,100	350,598
		1,275,380
Healthcare-Products — 2.13%
Cyberonics, Inc.(a)	5,700	256,158
Hill-Rom Holdings, Inc.	5,000	154,250
Thoratec Corp.(a)	7,000	235,060
		645,468
Healthcare-Services — 4.53%
Amedisys, Inc.(a)	9,100	113,295
Community Health Systems, Inc.(a)	16,000	448,480
Gentiva Health Services, Inc.(a)	16,600	115,038
Health Net, Inc.(a)	10,100	245,127
Sun Healthcare Group, Inc.(a)	40,200	336,474
WellCare Health Plans, Inc.(a)	2,100	111,300
		1,369,714
Pharmaceuticals — 1.71%
Herbalife Ltd.	4,900	236,817
Warner Chilcott PLC Class A(a)	15,600	279,552
		516,369
Total Healthcare (Cost: $3,313,592)		3,806,931
Industrial — 9.04%
Aerospace & Defense — 0.84%
Alliant Techsystems, Inc.	2,600	131,482
GenCorp, Inc.(a)	18,700	121,737
		253,219
Building Materials — 1.06%
Lennox International, Inc.	4,000	186,520
Universal Forest Products, Inc.	3,400	132,532
		319,052
Electrical Components & Equipment — 0.78%
Advanced Energy Industries, Inc.(a)	10,400	139,568
Lihua International, Inc.(b)	17,800	97,544
		237,112
Engineering & Construction — 1.33%
Dycom Industries, Inc.(a)	5,900	109,799
Foster Wheeler AG(a)	10,600	183,698
URS Corp.	3,100	108,128
		401,625
Machinery-Diversified — 2.33%
AGCO Corp.(a)	8,400	384,132
Applied Industrial Technologies, Inc.	4,000	147,400
NACCO Industries, Inc. Class A	1,500	174,375
		705,907

2012 ANNUAL REPORT	27

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2012

	Number of Shares	Fair Value
Common Stocks (Continued)
Industrial (Continued)
Metal Fabricate & Hardware — 0.89%
Timken Co.	5,900	$270,161
Miscellaneous Manufacturing — 0.42%
Smith & Wesson Holding Corp.(a)	15,100	125,481
Transportation — 0.50%
RailAmerica, Inc.(a)	6,200	150,040
Trucking & Leasing — 0.89%
Amerco, Inc.	3,000	269,910
Total Industrial (Cost: $2,733,633)		2,732,507
Technology — 8.61%
Computers — 4.45%
Brocade Communications Systems, Inc.(a)	22,800	112,404
CACI International, Inc. Class A(a)(b)	7,100	390,642
Mentor Graphics Corp.(a)	11,200	168,000
Unisys Corp.(a)	21,500	420,325
Xyratex Ltd.	22,400	253,344
		1,344,715
Semiconductors — 2.24%
Amkor Technology, Inc.(a)(b)	24,800	121,024
Kulicke & Soffa Industries, Inc.(a)	11,400	101,688
LSI Corp.(a)	47,900	305,123
Monolithic Power Systems, Inc.(a)	7,500	149,025
		676,860
Software — 1.92%
Actuate Corp.(a)	22,100	153,153
Ebix, Inc.(b)	7,100	141,645
Fair Isaac Corp.	3,600	152,208
Quest Software, Inc.(a)	4,800	133,680
		580,686
Total Technology (Cost: $2,538,202)		2,602,261
Utilities — 3.78%
Electric — 3.78%
Alliant Energy Corp.	5,200	236,964
NV Energy, Inc.	19,500	342,810
Pinnacle West Capital Corp.	2,600	134,524
PNM Resources, Inc.	8,300	162,182
Portland General Electric Co.	10,000	266,600
		1,143,080
Total Utilities (Cost: $942,626)		1,143,080
Total Common Stocks (Cost $27,713,706)		28,610,609

Real Estate Investment Trusts — 5.13%
CapitalSource, Inc.	31,200	209,664
CommonWealth REIT	12,900	246,648
Coresite Realty Corp.	4,900	126,518
Hospitality Properties Trust	10,600	262,562
National Health Investors, Inc.	6,700	341,164
PS Business Parks, Inc.	3,000	203,160
Sunstone Hotel Investors, Inc.(a)	14,700	161,553
		1,551,269
Total Real Estate Investment Trusts (Cost $1,395,259)		1,551,269

	Number of Shares	Fair Value
Short-Term Investments — 6.58%
Investment Trust — 5.25%
Invesco Liquid Assets Portfolio, 0.16%(c)(d)	1,588,041	$1,588,041
Time Deposit — 1.33%
JPMorgan Chase & Co., 0.03%, 07/02/2012(d)	401,169	401,169
Total Short-Term Investments (Cost $1,989,210)		1,989,210
Total Investments (Cost $31,098,175) — 106.33%		32,151,088
Liabilities in Excess of Other Assets, Net (6.33)%		(1,912,624)
Total Net Assets — 100.00%		$30,238,464

REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

28	2012 ANNUAL REPORT

Schedule of Investments

Quaker Strategic Growth Fund

June 30, 2012

	Number of Shares	Fair Value
Domestic Common Stocks — 69.88%
Basic Materials — 3.34%
Chemicals — 3.34%
Chemtura Corp.(a)	121,240	$1,757,980
Monsanto Co.	51,050	4,225,919
		5,983,899
Total Basic Materials (Cost: $5,680,699)		5,983,899
Communications — 7.65%
Internet — 6.63%
eBay, Inc. (a)	86,630	3,639,326
Google, Inc. Class A (a)	3,140	1,821,420
LinkedIn Corp. Class A (a)(b)	26,060	2,769,396
priceline.com, Inc.(a)	5,490	3,648,215
		11,878,357
Telecommunications — 1.02%
Qualcomm, Inc.	32,780	1,825,190
Total Communications (Cost: $13,655,863)		13,703,547
Consumer, Cyclical — 10.57%
Airlines — 0.60%
JetBlue Airways Corp.(a)	203,600	1,079,080
Apparel — 1.31%
Nike, Inc. Class B	26,717	2,345,218
Lodging — 1.98%
Las Vegas Sands Corp.	81,684	3,552,437
Retail — 6.68%
Dunkin’ Brands Group, Inc.	98,330	3,376,652
Home Depot, Inc.	60,410	3,201,126
Starbucks Corp.	51,040	2,721,453
Yum! Brands, Inc.	41,300	2,660,546
		11,959,777
Total Consumer, Cyclical (Cost: $18,287,988)		18,936,512
Consumer, Non-cyclical — 15.97%
Agriculture — 1.96%
Philip Morris International, Inc.	40,300	3,516,578
Beverages — 2.52%
Coca-Cola Co.	57,770	4,517,036
Commercial Services — 9.40%
Mastercard, Inc. Class A	12,520	5,384,977
Vantiv, Inc. Class A (a)	122,850	2,861,177
Verisk Analytics, Inc. Class A (a)	91,960	4,529,950
Visa, Inc. Class A	32,840	4,060,009
		16,836,113
Cosmetics & Personal Care — 2.09%
Colgate-Palmolive Co.	35,900	3,737,190
Total Consumer, Non-cyclical (Cost: $24,827,383)		28,606,917
Energy — 3.60%
Oil & Gas — 3.60%
Anadarko Petroleum Corp.	48,510	3,211,362
Occidental Petroleum Corp.	37,730	3,236,102
		6,447,464
Total Energy (Cost: $6,860,390)		6,447,464

	Number of Shares	Fair Value
Domestic Common Stocks (Continued)
Financial — 6.05%
Banks — 2.46%
Capital One Financial Corp.	80,530	$4,401,770
Diversified Financial Services — 2.04%
American Express Co.	62,950	3,664,319
Insurance — 1.55%
Marsh & McLennan Cos., Inc.	86,200	2,778,226
Total Financial (Cost: $10,296,260)		10,844,315
Healthcare — 9.86%
Biotechnology — 0.51%
Celgene Corp.(a)	14,330	919,413
Healthcare-Services — 1.46%
Cigna Corp.	59,370	2,612,280
Pharmaceuticals — 7.89%
Abbott Laboratories	35,740	2,304,158
Allergan, Inc.	42,350	3,920,340
Johnson & Johnson	41,240	2,786,174
Mead Johnson Nutrition Co. Class A	63,620	5,122,046
		14,132,718
Total Healthcare (Cost: $15,753,710)		17,664,411
Industrial — 4.02%
Machinery-Diversified — 2.30%
Cummins, Inc.	9,320	903,201
Deere & Co.	39,780	3,217,009
		4,120,210
Transportation — 1.72%
FedEx Corp.	33,580	3,076,264
Total Industrial (Cost: $7,249,717)		7,196,474
Technology — 8.82%
Computers — 5.25%
Apple, Inc.(a)	12,310	7,189,040
EMC Corp.(a)	86,400	2,214,432
		9,403,472
Software — 3.57%
Citrix Systems, Inc.(a)	37,970	3,187,202
QLIK Technologies, Inc.(a)	42,070	930,588
Salesforce.com, Inc.(a)	16,580	2,292,351
		6,410,141
Total Technology (Cost: $15,766,691)		15,813,613
Total Domestic Common Stocks (Cost $118,378,701)		125,197,152

Foreign Common Stocks — 20.29%
Belgium — 2.70%
Beverages — 2.70%
Anheuser-Busch InBev NV ADR	60,800	4,842,720
Total Belgium (Cost: $3,339,014)		4,842,720

2012 ANNUAL REPORT	29

Schedule of Investments

Quaker Strategic Growth Fund

June 30, 2012

	Number of Shares	Fair Value
Foreign Common Stocks (Continued)
Bermuda — 1.76%
Insurance —1.76%
Arch Capital Group Ltd. (a)	79,400	$3,151,386
Total Bermuda (Cost: $2,701,144)		3,151,386
Canada — 1.76%
Oil & Gas — 1.76%
Cenovus Energy, Inc.	99,220	3,155,196
Total Canada (Cost: $3,425,172)		3,155,196
France — 2.05%
Pharmaceuticals — 2.05%
Sanofi ADR	97,020	3,665,415
Total France (Cost: $3,679,845)		3,665,415
Germany — 1.45%
Apparel — 1.45%
Adidas AG ADR(b)	72,510	2,600,209
Total Germany (Cost: $2,372,650)		2,600,209
Ireland — 2.22%
Computers — 2.22%
Accenture PLC Class A	66,310	3,984,568
Total Ireland (Cost: $3,146,593)		3,984,568
Israel — 0.78%
Software — 0.78%
Check Point Software Technologies(a)	27,970	1,387,032
Total Israel (Cost: $1,566,447)		1,387,032
Netherlands — 1.56%
Food — 1.56%
Unilever NV Class NY	83,800	2,794,730
Total Netherlands (Cost: $2,769,762)		2,794,730
Switzerland — 2.52%
Insurance — 2.52%
ACE Ltd.	60,930	4,516,741
Total Switzerland (Cost: $3,749,887)		4,516,741
United Kingdom — 3.49%
Beverages — 1.53%
Diageo PLC ADR	26,600	2,741,662
Pharmaceuticals — 1.96%
GlaxoSmithKline PLC ADR	77,160	3,516,181
Total United Kingdom (Cost: $5,764,549)		6,257,843
Total Foreign Common Stocks (Cost $32,515,063)		36,355,840

	Number of Shares	Fair Value
Short-Term Investments — 6.42%
Investment Trust —1.27%
Invesco Liquid Assets Portfolio, 0.16%(c)(d)	2,270,726	$2,270,726
Time Deposit — 5.15%
Citibank 0.03%, 07/02/2012(d)	$9,232,586	9,232,586
Total Short-Term Investments (Cost $11,503,312)		11,503,312
Total Investments (Cost $162,397,076) — 96.59%		173,056,304
Other Assets in Excess of Liabilities, Net — 3.41%		6,111,107
Total Net Assets —100.00%		$179,167,411

Call Options Written — 0.01%
Capital One Financial Corp. Expiration: July, 2012 Exercise Price: $55.00	172	20,984
Dunkin’ Brands Group, Inc. Expiration: August, 2012 Exercise Price: $40.00	228	4,560
Total Options Written (Premiums Received $23,839)		$25,544

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

30	2012 ANNUAL REPORT

Statements of Assets and Liabilities

June 30, 2012

	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid-Cap Value Fund	Quaker Small-Cap Growth Tactical Allocation Fund	Quaker Small-Cap Value Fund	Quaker Strategic Growth Fund
ASSETS:
Investments, at value	$48,018,610	$9,693,589	$8,619,328	$7,350,776	$32,151,088	$173,056,304
Foreign currency deposits	616,108	—	—	—	—	—
Deposits with brokers for securities sold short	7,903,790	976,255	—	—	—	5,870,849
Receivables:
Dividends and interest	38,555	8,667	14,401	657	23,419	191,483
Capital shares sold	131,676	100	13,792	—	264	627,463
Investment securities sold	1,835,139	1,822,425	—	30,456	—	6,587,566
Receivable for open forward currency contracts	1,588,871	—	—	—	—	—
Securities lending income	—	28	22	4,690	4,287	1,095
Prepaid expenses and other assets	55,622	7,375	7,269	7,386	26,749	122,450
Total assets	60,188,371	12,508,439	8,654,812	7,393,965	32,205,807	186,457,210

LIABILITIES:
Call Options Written, at value	1,715,736	1,480	—	—	—	25,544
Securities sold short, at value	544,142	291,940	—	—	—	—
Payables:
Due to Advisor (Note 3)	32,955	10,702	6,988	5,151	31,955	86,556
Capital shares redeemed	182,392	29,334	2,062	24,165	152,767	532,854
Upon return of securities loaned	—	163,800	208,181	1,034,904	1,588,041	2,270,726
Investment securities purchased	835,971	2,210,602	—	—	116,961	4,014,986
Payable for open forward currency contracts	1,565,460	—	—	—	—	—
Dividends on securities sold short	—	531	—	—	—	—
Distributions fees	12,987	3,793	2,751	2,103	3,108	44,784
Trustee expenses	4,068	844	671	671	3,117	14,706
Chief compliance officer fees	2,664	495	404	358	1,826	8,780
Accrued expenses	80,287	31,485	18,519	21,715	69,568	290,863
Total liabilities	4,976,662	2,745,006	239,576	1,089,067	1,967,343	7,289,799
NET ASSETS	$55,211,709	$9,763,433	$8,415,236	$6,304,898	$30,238,464	$179,167,411

NET ASSETS CONSIST OF:
Paid-in capital	$58,800,814	$23,182,462	$16,398,422	$7,782,147	$38,427,566	$615,018,620
Accumulated net realized loss on investments	(833,424)	(13,703,513)	(9,246,000)	(1,533,278)	(9,209,164)	(445,853,852)
Accumulated net investment gain (loss)	76,874	(80,154)	(33,528)	(61,339)	(32,850)	(654,882)
Net unrealized appreciation (depreciation) on investments	(2,832,555)	364,638	1,296,342	117,368	1,052,912	10,657,525
Total Net Assets	$55,211,709	$9,763,433	$8,415,236	$6,304,898	$30,238,464	$179,167,411
Total Investments, at Cost	$50,486,615	$9,314,730	$7,322,986	$7,233,408	$31,098,175	$162,397,076
Foreign Currency, at Cost	$611,077	$—	$—	$—	$—	$—
Proceeds from Securities Sold Short	593,645	277,826	—	—	—	—
Premiums on options	1,274,680	1,373	—	—	—	23,839
Market value of securities loaned	—	159,643	202,719	1,000,391	1,540,736	2,221,822
Class A Shares:
Net Assets	$34,725,268	$5,707,042	$6,113,935	$2,506,906	$8,347,166	$111,777,678
Shares of Beneficial interest outstanding(1)	2,911,921	801,996	388,614	282,305	526,678	6,927,955
Net Asset Value per share and redemption price per share	$11.93	$7.12	$15.73	$8.88	$15.85	$16.13
Offering price per share (100 ÷ 94.50 × net asset value per share)	$12.62	$7.53	$16.65	$9.40	$16.77	$17.07
Class C Shares:
Net Assets	$7,194,577	$3,157,883	$1,950,097	$1,900,435	$1,863,236	$27,101,905
Shares of Beneficial interest outstanding(1)	610,634	457,958	138,211	220,817	138,112	1,872,785
Net Asset Value per share and redemption price per share	$11.78	$6.90	$14.11	$8.61	$13.49	$14.47
Institutional Class Shares:
Net Assets	$13,291,864	$898,508	$351,204	$1,897,557	$20,028,062	$40,287,828
Shares of Beneficial interest outstanding(1)	1,110,251	110,714	21,431	211,294	1,214,181	2,418,131
Net Asset Value per share and redemption price per share	$11.97	$8.12	$16.39	$8.98	$16.50	$16.66

(1)	Unlimited number of shares of beneficial interest with a $0.01 par value authorized.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	31

Statements of Operations

For the Fiscal Year Ended June 30, 2012

	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid-Cap Value Fund	Quaker Small-Cap Growth Tactical Allocation Fund	Quaker Small-Cap Value Fund	Quaker Strategic Growth Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes)	$464,158	$175,944	$131,517	$37,208	$526,783	$2,621,562
Interest	1,004,655	86	—	472	200	2,495
Securities lending income	—	2,488	55	47,520	39,197	25,160
Total Income	1,468,813	178,518	131,572	85,200	566,180	2,649,217

Expenses:
Investment advisory fees (Note 3)	658,708	174,674	91,231	119,231	389,369	2,701,407
Fund administration fees	37,333	10,377	6,524	8,803	28,529	146,686
Accounting fees	57,901	22,992	12,873	16,117	38,353	163,885
Transfer agent fees	115,782	31,125	20,906	25,554	54,137	491,032
Custody fees	31,748	36,909	9,675	15,142	25,360	52,854
Trustee fees and meeting expenses	19,238	5,070	3,169	4,642	13,514	73,490
Legal fees	10,406	1,461	992	1,262	4,434	23,624
Audit fees	30,002	7,869	3,986	6,418	19,072	102,597
Distribution Fee — Class A	76,488	20,479	15,569	12,986	24,967	346,282
Distribution Fee — Class C	60,612	45,732	21,075	33,485	20,263	324,887
Officers’ compensation fees	27,196	7,216	4,577	6,104	20,836	107,911
Registration and filing expenses	34,190	16,064	8,138	18,091	40,845	208,053
Printing expenses	28,519	10,811	4,261	8,755	16,759	106,693
Dividends and Interest on securities sold short	7,401	9,106	—	—	—	—
Other operating expenses	10,579	6,323	4,237	6,471	13,814	67,775
Total expenses	1,206,103	406,208	207,213	283,061	710,252	4,917,176
Less:
Investment advisory fees waived & reimbursed (Note 3)	(187,347)	—	—	—	—	(100,595)
Net expenses	1,018,756	406,208	207,213	283,061	710,252	4,816,581
Net investment income (loss)	450,057	(227,690)	(75,641)	(197,861)	(144,072)	(2,167,364)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from investments, (excluding short securities)	(6,273,170)	(192,890)	1,089,211	(1,416,646)	1,825,142	16,298,547
Net realized gain on in-kind redemption	—	—	—	—	96,419	—
Net realized loss from short securities	(1,172,110)	(179,231)	—	—	—	—
Net realized gain from written options	6,432,693	7,403	—	—	—	114,480
Net realized gain from foreign currency transactions	152,206	—	—	—	—	—
Net change in unrealized depreciation on investments (excluding short securities)	(801,516)	(620,939)	(1,343,438)	(391,574)	(4,746,214)	(24,080,055)
Net change in unrealized appreciation (depreciation) on short securities	282,226	(14,114)	—	—	—	—
Net change in unrealized appreciation (depreciation) on written options	(507,771)	502	—	—	—	6,008
Net change in unrealized appreciation on forward currency	26,951	—	—	—	—	—
Net realized and unrealized loss on investments and foreign currency transactions	(1,860,491)	(999,269)	(254,227)	(1,808,220)	(2,824,653)	(7,661,020)
Net decrease in net assets resulting from operations	$(1,410,434)	$(1,226,959)	$(329,868)	$(2,006,081)	$(2,968,725)	$(9,828,384)
Foreign withholding taxes on dividends	$13,069	$(9,935)	$(504)	$(49)	$(353)	$(87,509)

The accompanying notes are an integral part of the financial statements.

32	2012 ANNUAL REPORT

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30, 2012

	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid-Cap Value Fund	Quaker Small-Cap Growth Tactical Allocation Fund	Quaker Small-Cap Value Fund	Quaker Strategic Growth Fund
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$450,057	$(227,690)	$(75,641)	$(197,861)	$(144,072)	$(2,167,364)
Net realized gain (loss) from investment transactions and foreign currency transactions	311,729	(185,487)	1,089,211	(1,416,646)	1,921,561	16,413,027
Net realized loss from securities sold short	(1,172,110)	(179,231)	—	—	—	—
Change in net unrealized depreciation on investments and foreign currency	(1,282,336)	(620,437)	(1,343,438)	(391,574)	(4,746,214)	(24,074,047)
Change in net unrealized appreciation (depreciation) on securities sold short	282,226	(14,114)	—	—	—	—
Net decrease in net assets resulting from operations	(1,410,434)	(1,226,959)	(329,868)	(2,006,081)	(2,968,725)	(9,828,384)
Distributions to shareholders from
Net realized capital gain — Class A	(681,915)	—	—	(260,397)	—	—
Net realized capital gain — Class C	(136,929)	—	—	(141,918)	—	—
Net realized capital gain — Institutional Class	(285,061)	—	—	(146,266)	—	—
Total Distributions	(1,103,905)	—	—	(548,581)	—	—
Capital share transactions

Increase (Decrease) in net assets from fund share transactions (Note 9)	8,003,003	(8,585,104)	(1,493,862)	(11,205,264)	(6,558,501)	(82,128,768)
Total increase (decrease) in net assets	5,488,664	(9,812,063)	(1,823,730)	(13,759,926)	(9,527,226)	(91,957,152)

NET ASSETS
Beginning of period	49,723,045	19,575,496	10,238,966	20,064,824	39,765,690	271,124,563
End of period	$55,211,709	$9,763,433	$8,415,236	$6,304,898	$30,238,464	$179,167,411
Accumulated net investment income (loss), at end of period	$76,874	$(80,154)	$(33,528)	$(61,339)	$(32,850)	$(654,882)
For the Fiscal Year Ended June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$41,180	$(355,018)	$(109,680)	$(490,185)	$(115,833)	$(3,467,817)
Net realized gain from investment transactions and foreign currency transactions	1,195,637	4,365,594	1,368,433	1,225,918	13,897,375	39,986,447
Net realized gain (loss) from securities sold short	(471,623)	20,507	—	—	—	(17,672)
Change in net unrealized appreciation (depreciation)	(1,307,167)	1,317,442	1,665,169	848,564	6,411,019	42,940,214
Net increase (decrease) in net assets resulting from operations	(541,973)	5,348,525	2,923,922	1,584,297	20,192,561	79,441,172
Distributions to shareholders from
Net investment income Class A	(83,661)	—	—	—	—	—
Net investment income Class C	(4,905)	—	—	—	—	—
Net investment income Institutional Class	(28,257)	—	—	—	—	—
Net realized capital gain — Class A	(46,008)	—	—	(316,211)	—	—
Net realized capital gain — Class C	(4,938)	—	—	(211,202)	—	—
Net realized capital gain — Institutional Class	(13,204)	—	—	(116,906)	—	—
Total Distributions	(180,973)	—	—	(644,319)	—	—
Capital share transactions

Increase (Decrease) in net assets from fund share transactions (Note 9)	45,188,855	(9,050,472)	(2,153,124)	(7,835,404)	(62,914,069)	(198,196,928)
Total increase (decrease) in net assets	44,465,909	(3,701,947)	770,798	(6,895,426)	(42,721,508)	(118,755,756)

NET ASSETS
Beginning of period	5,257,136	23,277,443	9,468,168	26,960,250	82,487,198	389,880,319
End of period	$49,723,045	$19,575,496	$10,238,966	$20,064,824	$39,765,690	$271,124,563
Accumulated net investment income (loss), at end of period	$171,167	$(355,018)	$(107,755)	$(490,185)	$(104,894)	$(3,467,817)

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	33

Financial Highlights

Quaker Event Arbitrage Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Year Ended June 30, 2012	Year Ended June 30, 2011	For the Period January 1, 2010 to June 30, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of period	$12.50	$12.54	$11.80		$9.23	$12.43	$13.20
Income from investment operations
Net investment income (loss)(1)	0.11	—	0.34		(0.05)	(0.01)	0.15
Net realized and unrealized gain (loss) on investments	(0.41)	0.06	0.40		2.62	(3.19)	(0.15)
Total from investment operations	(0.30)	0.06	0.74		2.57	(3.20)	—
Distributions to shareholders from:
Net investment income	—	(0.06)	—		—	—	(0.08)
Net realized capital gain	(0.27)	(0.04)	—		—	—	(0.55)
Return of capital	—	—	—		—	—	(0.14)
Total distributions	(0.27)	(0.10)	—		—	—	(0.77)
Net asset value, end of period	$11.93	$12.50	$12.54		$11.80	$9.23	$12.43
Total Return(2)	(2.31)%	0.47%	6.27	%*	27.84%	(25.74)%	(0.03)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$34,725	$25,413	$4,283		$2,918	$1,847	$3,503
Ratio of expenses to average net assets:
Expenses before reductions	2.37%	2.30%	3.25	%**	3.86%	3.51%	2.10%
Expenses net of fee waivers, if any	1.99%	1.99%	2.44	%**	1.91%	2.00%	1.50%
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.35%	2.24%	2.56	%**	3.46%	3.02%	2.09%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	1.98%	1.93%	1.76	%**	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets***	—	—	5.59	%**	(0.47)%	(0.13)%	0.57%
Before waiver and expense reimbursement(3)	0.55%	(0.28)%	—		—	—	—
After waiver and expense reimbursement(3)	0.92%	0.04%	—		—	—	—
Portfolio turnover rate	156.57%	98.65%	138.58	%*	226.00%	224.66%	249.36%
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not Annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

34	2012 ANNUAL REPORT

	Class C
	Year Ended June 30, 2012	Year Ended June 30, 2011	For the Period June 7, 2010 (commencement of operations) to June 30, 2010
Net asset value, beginning of period	$12.45	$12.55	$12.35
Income from investment operations
Net investment income (loss)(1)	0.02	(0.07)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.42)	0.04	0.41
Total from investment operations	(0.40)	(0.03)	0.20
Distributions to shareholders from:
Net investment income	—	(0.03)	—
Net realized capital gain	(0.27)	(0.04)	—
Total distributions	(0.27)	(0.07)	—
Net asset value, end of period	$11.78	$12.45	$12.55
Total Return(2)	(3.13)%	(0.24)%	1.62	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$7,195	$4,369	$231
Ratio of expenses to average net assets:
Expenses before reductions	3.12%	3.08%	2.74	%**
Expenses net of fee waivers, if any	2.74%	2.74%	2.74	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)	3.10%	3.02%	2.52	%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	2.73%	2.68%	2.52	%**
Ratio of net investment income (loss) to average net assets:***	—	—	(29.65	)%**
Before waiver and expense reimbursement(4)	(0.17)%	(0.91)%	—
After waiver and expense reimbursement(4)	0.21%	(0.57)%	—
Portfolio turnover rate	156.57%	98.65%	138.58	%(3)*
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Portfolio turnover for this class is for the period January 1, 2010 to June 30, 2010.

(4)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.

***	The net investment (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	35

Financial Highlights

Quaker Event Arbitrage Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year Ended June 30, 2012	Year Ended June 30, 2011	For the Period June 7, 2010 (commencement of operations) to June 30, 2010
Net asset value, beginning of period	$12.52	$12.54	$12.35
Income from investment operations
Net investment income (loss)(1)	0.13	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	(0.41)	0.02	0.22
Total from investment operations	(0.28)	0.10	0.19
Distributions to shareholders from:
Net investment income	—	(0.08)	—
Net realized capital gain	(0.27)	(0.04)	—
Total distributions	(0.27)	(0.12)	—
Net asset value, end of period	$11.97	$12.52	$12.54
Total Return(2)	(2.14)%	0.72%	1.54	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$13,292	$19,941	$743
Ratio of expenses to average net assets:
Expenses before reductions	2.09%	2.11%	3.00	%**
Expenses net of fee waivers, if any	1.74%	1.74%	3.00	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.08%	2.06%	2.88	%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	1.73%	1.70%	2.88	%**
Ratio of net investment income (loss) to average net assets***	—	—	(3.81	)%**
Before waiver and expense reimbursement(4)	0.75%	0.26%	—
After waiver and expense reimbursement(4)	1.11%	0.62%	—
Portfolio turnover rate	156.57%	98.65%	138.58	%(3)*
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Portfolio turnover for this class is for the period January 1, 2010 to June 30, 2010.

(4)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.

***	The net investment (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

36	2012 ANNUAL REPORT

Financial Highlights

Quaker Global Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	For the Period May 1, 2008 (commencement of operations) to June 30, 2008
Net asset value, beginning of period	$7.51	$5.92	$5.37	$10.19	$10.00
Income from investment operations
Net investment loss(1)	(0.10)	(0.09)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.29)	1.68	0.62	(4.77)	0.21
Total from investment operations	(0.39)	1.59	0.55	(4.82)	0.19
Net asset value, end of period	$7.12	$7.51	$5.92	$5.37	$10.19
Total Return(2)	(5.19)%	26.86%	10.24%	(47.30)%	1.90	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,707	$11,708	$12,889	$16,380	$27,109
Ratio of expenses to average net assets	2.68%	2.41%	2.32%	2.38%	2.01	%**
Ratio of net investment income (loss) to average net assets	(1.41)%	(1.30)%	(1.12)%	(0.85)%	(1.20	)%**
Portfolio turnover rate	879.75%	732.27%	1212.89%	760.99%	29.39	%*

	Class C
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	For the Period May 1, 2008 (commencement of operations) to June 30, 2008
Net asset value, beginning of period	$7.34	$5.82	$5.32	$10.17	$10.00
Income from investment operations
Net investment loss(1)	(0.15)	(0.14)	(0.11)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.29)	1.66	0.61	(4.76)	0.20
Total from investment operations	(0.44)	1.52	0.50	(4.85)	0.17
Net asset value, end of period	$6.90	$7.34	$5.82	$5.32	$10.17
Total Return(2)	(5.99)%	26.12%	9.40%	(47.69)%	1.70	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,158	$6,880	$9,512	$11,386	$14,002
Ratio of expenses to average net assets	3.43%	3.16%	3.07%	3.13%	2.76	%**
Ratio of net investment income (loss) to average net assets	(2.15)%	(2.07)%	(1.87)%	(1.60)%	(1.95	)%**
Portfolio turnover rate	879.75%	732.27%	1212.89%	760.99%	29.39	%*
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent a period of less than one year.

*	Not annualized.

**	Annualized.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	37

Financial Highlights

Quaker Global Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	For the Period July 23, 2008 (commencement of operations) to June 30, 2009
Net asset value, beginning of period	$8.55	$6.71	$6.08	$10.00
Income from investment operations
Net investment loss(1)	(0.09)	(0.08)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.34)	1.92	0.68	(3.87)
Total from investment operations	(0.43)	1.84	0.63	(3.92)
Net asset value, end of period	$8.12	$8.55	$6.71	$6.08
Total Return(2)	(5.03)%	27.42%	10.36%	(39.20	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$899	$987	$877	$226
Ratio of expenses to average net assets	2.47%	2.16%	1.86%	2.23	%**
Ratio of net investment income (loss) to average net assets	(1.12)%	(1.05)%	(0.70)%	(0.74	)%**
Portfolio turnover rate	879.75%	732.27%	1212.89%	760.99	%*
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent a period of less than one year.

*	Not annualized.

**	Annualized.

The accompanying notes are an integral part of the financial statements.

38	2012 ANNUAL REPORT

Financial Highlights

Quaker Mid-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$16.03	$11.99	$9.39	$14.42	$17.84
Income from investment operations
Net investment income (loss)(1)	(0.11)	(0.13)	(0.05)	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	(0.19)	4.17	2.65	(5.04)	(2.74)
Total from investment operations	(0.30)	4.04	2.60	(5.03)	(2.80)
Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.62)
Total distributions	—	—	—	—	(0.62)
Net asset value, end of period	$15.73	$16.03	$11.99	$9.39	$14.42
Total Return(2)	(1.87)%	33.69%	27.69%	(34.88)%	(15.92)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$6,114	$7,229	$6,796	$6,967	$17,118
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.21%	2.13%	2.09%	1.96%	1.64%
After expense reimbursement and waived fees	2.21%	2.13%	2.09%	1.94%	1.58%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.88)%	(0.41)%	0.11%	(0.36)%
Portfolio turnover rate	41.70%	27.10%	50.53%	184.80%	221.17%

	Class C
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$14.48	$10.92	$8.61	$13.32	$16.65
Income from investment operations
Net investment loss(1)	(0.20)	(0.22)	(0.12)	(0.06)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.17)	3.78	2.43	(4.65)	(2.52)
Total from investment operations	(0.37)	3.56	2.31	(4.71)	(2.71)
Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.62)
Total distributions	—	—	—	—	(0.62)
Net asset value, end of period	$14.11	$14.48	$10.92	$8.61	$13.32
Total Return(2)	(2.56)%	32.60%	26.83%	(35.36)%	(16.53)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,950	$2,577	$2,427	$2,629	$5,801
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.96%	2.88%	2.83%	2.71%	2.57%
After expense reimbursement and waived fees	2.96%	2.88%	2.83%	2.69%	2.52%
Ratio of net investment income (loss) to average net assets	(1.45)%	(1.63)%	(1.16)%	(0.62)%	(1.27)%
Portfolio turnover rate	41.70%	27.10%	50.53%	184.80%	221.17%
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	39

Financial Highlights

Quaker Mid-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$16.66	$12.43	$9.70	$14.87	$18.33
Income from investment operations
Net investment income (loss)(1)	(0.07)	(0.10)	(0.02)	0.04	(0.05)
Net realized and unrealized gain (loss) on investments	(0.20)	4.33	2.75	(5.21)	(2.79)
Total from investment operations	(0.27)	4.23	2.73	(5.17)	(2.84)
Distributions to shareholders from:
Net realized capital gain	—	—	—	—	(0.62)
Total distributions	—	—	—	—	(0.62)
Net asset value, end of period	$16.39	$16.66	$12.43	$9.70	$14.87
Total Return(2)	(1.62)%	34.03%	28.14%	(34.77)%	(15.70)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$351	$433	$245	$227	$511
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.96%	1.87%	1.84%	1.70%	1.63%
After expense reimbursement and waived fees	1.96%	1.87%	1.84%	1.68%	1.58%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.62)%	(0.19)%	0.36%	(0.30)%
Portfolio turnover rate	41.70%	27.10%	50.53%	184.80%	221.17%
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

40	2012 ANNUAL REPORT

Financial Highlights

Quaker Small-Cap Growth Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	For the Period September 30, 2008 (commencement of operations) to June 30, 2009
Net asset value, beginning of period	$10.28	$9.77	$10.09	$10.00
Income from investment operations
Net investment loss(1)	(0.14)	(0.16)	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.84)	0.90	1.29	0.24
Total from investment operations	(0.98)	0.74	1.13	0.09
Distributions to shareholders from:
Net realized capital gain	(0.42)	(0.23)	(1.45)	—
Net asset value, end of period	$8.88	$10.28	$9.77	$10.09
Total Return(2)	(9.51)%	7.79%	11.75%	0.90	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,507	$9,082	$13,281	$3,728
Ratio of expenses to average net assets	2.24%	2.02%	1.89%	2.64	%**
Ratio of net investment income (loss) to average net assets	(1.54)%	(1.70)%	(1.61)%	(2.15	)%**
Portfolio turnover rate	625.61%	879.32%	991.29%	714.79	%*

	Class C
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	For the Period September 30, 2008 (commencement of operations) to June 30, 2009
Net asset value, beginning of period	$10.06	$9.64	$10.04	$10.00
Income from investment operations
Net investment loss(1)	(0.20)	(0.23)	(0.24)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.83)	0.88	1.29	0.23
Total from investment operations	(1.03)	0.65	1.05	0.04
Distributions to shareholders from:
Net realized capital gain	(0.42)	(0.23)	(1.45)	—
Net asset value, end of period	$8.61	$10.06	$9.64	$10.04
Total Return(2)	(10.23)%	6.95%	10.94%	0.40	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,900	$5,896	$9,180	$5,081
Ratio of expenses to average net assets:	2.97%	2.78%	2.65%	3.33	%**
Ratio of net investment income (loss) to average net assets	(2.25)%	(2.45)%	(2.35)%	(2.80	)%**
Portfolio turnover rate	625.61%	879.32%	991.29%	714.79	%*
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	41

Financial Highlights

Quaker Small-Cap Growth Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	For the Period September 30, 2008 (commencement of operations) to June 30, 2009
Net asset value, beginning of period	$10.37	$9.84	$10.13	$10.00
Income from investment operations
Net investment loss(1)	(0.12)	(0.14)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.85)	0.90	1.30	0.25
Total from investment operations	(0.97)	0.76	1.16	0.13
Distributions to shareholders from:
Net realized capital gain	(0.42)	(0.23)	(1.45)	—
Net asset value, end of period	$8.98	$10.37	$9.84	$10.13
Total Return(2)	(9.33)%	7.93%	12.01%	1.30	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,898	$5,087	$4,499	$721
Ratio of expenses to average net assets:	1.99%	1.81%	1.65%	2.30	%**
Ratio of net investment income (loss) to average net assets	(1.26)%	(1.47)%	(1.37)%	(1.76	)%**
Portfolio turnover rate	625.61%	879.32%	991.29%	714.79	%*
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.

The accompanying notes are an integral part of the financial statements.

42	2012 ANNUAL REPORT

Financial Highlights

Quaker Small-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$16.53	$11.54	$9.90	$13.88	$20.71
Income from investment operations
Net investment loss(1)	(0.08)	(0.05)	(0.07)	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.60)	5.04	1.71	(3.96)	(3.51)
Total from investment operations	(0.68)	4.99	1.64	(3.97)	(3.58)
Distributions to shareholders from:
Net realized capital gain	—	—	—	(0.01)	(3.25)
Total distributions	—	—	—	(0.01)	(3.25)
Net asset value, end of period	$15.85	$16.53	$11.54	$9.90	$13.88
Total Return(2)	(4.11)%	43.24%	16.57%	(28.61)%	(17.86)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$8,347	$14,168	$19,398	$20,210	$27,722
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.96%	1.98%	1.89%	1.83%	1.78%
After expense reimbursement and waived fees	1.96%	1.98%	1.83%	1.74%	1.70%
Ratio of net investment income (loss) to average net assets	(0.52)%	(0.35)%	(0.60)%	(0.09)%	(0.44)%
Portfolio turnover rate	157.77%	130.60%	112.61%	122.83%	129.58%

	Class C
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$14.17	$9.98	$8.62	$12.18	$18.77
Income from investment operations
Net investment loss(1)	(0.16)	(0.14)	(0.14)	(0.08)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.52)	4.33	1.50	(3.47)	(3.16)
Total from investment operations	(0.68)	4.19	1.36	(3.55)	(3.34)
Distributions to shareholders from:
Net realized capital gain	—	—	—	(0.01)	(3.25)
Total distributions	—	—	—	(0.01)	(3.25)
Net asset value, end of period	$13.49	$14.17	$9.98	$8.62	$12.18
Total Return(2)	(4.80)%	41.98%	15.78%	(29.16)%	(18.49)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,863	$2,524	$2,085	$2,688	$4,711
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.70%	2.73%	2.63%	2.58%	2.52%
After expense reimbursement and waived fees	2.70%	2.73%	2.57%	2.49%	2.44%
Ratio of net investment income (loss) to average net assets	(1.25)%	(1.15)%	(1.36)%	(0.86)%	(1.17)%
Portfolio turnover rate	157.77%	130.60%	112.61%	122.83%	129.58%
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	43

Financial Highlights

Quaker Small-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$17.15	$11.96	$10.24	$14.32	$21.19
Income from investment operations
Net investment loss(1)	(0.04)	(0.01)	(0.04)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(0.61)	5.20	1.77	(4.09)	(3.59)
Total from investment operations	(0.65)	5.19	1.73	(4.07)	(3.62)
Distributions to shareholders from:
Net investment income	—	—	(0.01)	—	—
Net realized capital gain	—	—	—	(0.01)	(3.25)
Total distributions	—	—	(0.01)	(0.01)	(3.25)
Net asset value, end of period	$16.50	$17.15	$11.96	$10.24	$14.32
Total Return(2)	(3.79)%	43.39%	16.90%	(28.43)%	(17.62)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$20,028	$23,073	$61,004	$60,675	$23,528
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.71%	1.73%	1.64%	1.59%	1.54%
After expense reimbursement and waived fees	1.71%	1.73%	1.58%	1.50%	1.46%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.07)%	(0.35)%	0.19%	(0.20)%
Portfolio turnover rate	157.77%	130.60%	112.61%	122.83%	129.58%
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

44	2012 ANNUAL REPORT

Financial Highlights

Quaker Strategic Growth Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$16.53	$13.33	$12.33	$28.45	$25.69
Income from investment operations
Net investment loss(1)	(0.15)	(0.14)	(0.10)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.25)	3.34	1.10	(14.08)	5.50
Total from investment operations	(0.40)	3.20	1.00	(14.15)	5.41
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	(1.97)	(2.65)
Total distributions	—	—	—	(1.97)	(2.65)
Net asset value, end of period	$16.13	$16.53	$13.33	$12.33	$28.45
Total Return(2)	(2.42)%	24.01%	8.11%	(49.61)%	22.22%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$111,778	$186,877	$306,523	$436,015	$1,244,922
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.30%	2.21%	1.99%	1.89%	1.80%
After expense reimbursements and waived fees	2.24%	1.99%	1.99%	1.89%	1.80%
Ratio of net investment income (loss) to average net assets:	—	—	(0.69)%	(0.45)%	(0.34)%
Before expense reimbursements and waived fees(3)	(1.03)%	(1.14)%	—	—	—
After expense reimbursements and waived fees(3)	(0.98)%	(0.92)%	—	—	—
Portfolio turnover rate	178.23%	136.18%	276.31%	468.72%	168.61%

	Class C
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$14.94	$12.14	$11.31	$26.61	$24.36
Income from investment operations
Net investment loss(1)	(0.24)	(0.23)	(0.19)	(0.17)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.23)	3.03	1.02	(13.16)	5.17
Total from investment operations	(0.47)	2.80	0.83	(13.33)	4.90
Distributions to shareholders from:
Net realized capital gain	—	—	—	(1.97)	(2.65)
Total distributions	—	—	—	(1.97)	(2.65)
Net asset value, end of period	$14.47	$14.94	$12.14	$11.31	$26.61
Total Return(2)	(3.15)%	23.06%	7.34%	(49.99)%	21.29%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$27,102	$42,729	$63,002	$92,152	$213,194
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.04%	2.96%	2.74%	2.64%	2.55%
After expense reimbursements and waived fees	2.99%	2.74%	2.74%	2.64%	2.55%
Ratio of net investment income (loss) to average net assets:	—	—	(1.44)%	(1.21)%	(1.09)%
Before expense reimbursements and waived fees(3)	(1.77)%	(1.90)%	—	—	—
After expense reimbursements and waived fees(3)	(1.72)%	(1.68)%	—	—	—
Portfolio turnover rate	178.23%	136.18%	276.31%	468.72%	168.61%
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

2012 ANNUAL REPORT	45

Financial Highlights

Quaker Strategic Growth Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$17.03	$13.71	$12.65	$29.03	$26.09
Income from investment operations
Net investment loss(1)	(0.11)	(0.11)	(0.07)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.26)	3.43	1.13	(14.37)	5.62
Total from investment operations	(0.37)	3.32	1.06	(14.41)	5.59
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	(1.97)	(2.65)
Total distributions	—	—	—	(1.97)	(2.65)
Net asset value, end of period	$16.66	$17.03	$13.71	$12.65	$29.03
Total Return(2)	(2.17)%	24.22%	8.38%	(49.51)%	22.58%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$40,288	$41,519	$20,355	$46,136	$126,637
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.03%	1.97%	1.75%	1.64%	1.54%
After expense reimbursements and waived fees	1.99%	1.74%	1.75%	1.64%	1.54%
Ratio of net investment income (loss) to average net assets:	—	—	(0.46)%	(0.23)%	(0.09)%
Before expense reimbursements and waived fees(3)	(0.72)%	(0.89)%	—	—	—
After expense reimbursements and waived fees(3)	(0.68)%	(0.66)%	—	—	—
Portfolio turnover rate	178.23%	136.18%	276.31%	468.72%	168.61%
(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

46	2012 ANNUAL REPORT

Notes to the Financial Statements

Note 1 — Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company, was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has eight series: Quaker Akros Absolute Return Fund (formerly, Quaker Akros Absolute Strategies Fund) (“Akros Absolute Return”), Quaker Capital Opportunities Fund (“Capital Opportunities”), Quaker Event Arbitrage Fund (“Event Arbitrage”) Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), Quaker Small-Cap Growth Tactical Allocation Fund (“Small-Cap Growth Tactical Allocation”), Quaker Small-Cap Value Fund (“Small-Cap Value”) and Quaker Strategic Growth Fund (“Strategic Growth”) (each a “Fund” and collectively, “Funds”). All Funds are diversified with the exception of Akros Absolute Return, Capital Opportunities and Event Arbitrage. The investment objectives of each Fund, except for Akros Absolute Return and Capital Opportunities, are set forth below.

Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. Global Tactical Allocation commenced operations on May 1, 2008. Small-Cap Growth Tactical Allocation commenced operations on September 30, 2008. Event Arbitrage commenced operations on June 7, 2010 in conjunction with the reorganization of the Pennsylvania Avenue Event Driven Fund (“Event Driven Fund”). The predecessor Event Driven Fund commenced operations on September 19, 2002. The investment objective of these Funds is to seek long-term growth of capital. The investment objective of these funds is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval.

The Funds currently offer three classes of shares (Class A, Class C and Institutional Class Shares). Class A Shares are charged a front-end sales charge and a distribution and servicing fee; Class C shares are charged a distribution fee, but bear no front-end sales charge or contingent deferred sales charge (“CDSC”); and Institutional Class Shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds. Quaker Funds, Inc. (“QFI”), the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.

Note 2 — Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.    Security Valuation.    The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

Short-term investments are valued at amortized cost, which approximates fair market value.

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances, and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private equity holdings are audited financial statements, expenses occurred from the partnership, interim financial statements, capital call, distributions and publicly traded securities. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level I — Quoted prices in active markets for identical securities.

2012 ANNUAL REPORT	47

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Level II — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Municipal securities, long-term U.S. Government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, OTC options and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level III — Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities:

Category	Event Arbitrage	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Asset Backed Securities
United States
Asset Backed Securities		$0	$6,078,520	$0	$6,078,520
Mortgage Securities		0	104,633	0	104,633
Domestic Common Stocks
United States
Basic Materials		24,325	0	0	24,325
Communications		6,737,895	3,485	0	6,741,380
Consumer Cyclical		5,342,343	0	409	5,342,752
Consumer Non-cyclical		3,137,389	0	0	3,137,389
Diversified		0	0	0	0
Energy		269,520	0	0	269,520
Financial		3,748,944	0	0	3,748,944
Healthcare		2,676,172	0	668,265	3,344,437
Industrial		1,308,667	12,977	0	1,321,644
Technology		5,451,304	0	976,000	6,427,304
Preferred Stocks
United States
Energy		12	0	0	12
Financial		623,635	0	0	623,635
Corporate Bonds
Canada
Basic Materials		0	13,125	0	13,125
United States
Basic Materials		0	12,000	0	12,000
Financial		0	683,711	0	683,711
Industrial		0	105,375	0	105,375
Foreign Common Stocks
Australia
Industrial		534,319	0	0	534,319

48	2012 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Category	Event Arbitrage (Continued)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Canada
Basic Materials		9,675	0	0	9,675
Energy		211,420	0	0	211,420
Germany
Diversified		6,314	0	0	6,314
Healthcare		442,942	0	0	442,942
Ireland
Healthcare		716,800	0	0	716,800
Spain
Communications		129,150	0	0	129,150
Switzerland
Financial		281,334	0	0	281,334
Industrial		898,450	0	0	898,450
Rights
France
Healthcare		52,875	0	0	52,875
United States
Energy		0	0	0	0
Healthcare		0	0	0	0
Utilities		0	0	0	0
Warrant
Canada
Basic Materials		0	0	0	0
Options		61,950	0	0	61,950
United States
Short-Term Investment		6,694,675	0	0	6,694,675
		39,360,110	7,013,826	1,644,674	48,018,610
Call Options - Written		(1,715,736)	0	0	(1,715,736)
Securities Sold Short		(544,142)	0	0	(544,142)
Forwards		23,411	0	0	23,411
Total		$37,123,643	$7,013,826	$1,644,674	$45,782,143

Category	Global Tactical Allocation	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Domestic Common Stocks
United States
Basic Materials		$232,612	$0	$0	$232,612
Communications		650,322	0	0	650,322
Consumer, Cyclical		973,961	0	0	973,961
Consumer, Non-cyclical		1,363,511	0	0	1,363,511
Energy		382,883	0	0	382,883
Financial		447,341	0	0	447,341
Healthcare		624,474	0	0	624,474
Industrial		168,562	0	0	168,562
Technology		810,292	0	0	810,292
Foreign Common Stocks
Belgium
Consumer, Non-cyclical		265,234	0	0	265,234

2012 ANNUAL REPORT	49

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Category	Global Tactical Allocation (Continued)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Bermuda
Energy		191,808	0	0	191,808
Financial		158,760	0	0	158,760
Canada
Energy		172,674	0	0	172,674
Denmark
Healthcare		216,557	0	0	216,557
France
Healthcare		204,012	0	0	204,012
Germany
Consumer, Cyclical		241,881	0	0	241,881
Ireland
Healthcare		218,346	0	0	218,346
Technology		218,127	0	0	218,127
Mexico
Consumer, Non-cyclical		193,673	0	0	193,673
Netherlands
Consumer, Non-cyclical		153,410	0	0	153,410
Industrial		168,652	0	0	168,652
Panama
Consumer, Cyclical		189,704	0	0	189,704
Switzerland
Basic Materials		219,008	0	0	219,008
Financial		252,783	0	0	252,783
United Kingdom
Consumer, Cyclical		200,030	0	0	200,030
Consumer, Non-cyclical		198,925	0	0	198,925
Healthcare		188,204	0	0	188,204
Short-Term Investments		387,843	0	0	387,843
		9,693,589	0	0	9,693,589
Call Options - Written		(1,480)	0	0	(1,480)
Securities Sold Short		(291,940)	0	0	(291,940)
Total		$9,400,169	$0	$0	$9,400,169

Category	Mid-Cap Value	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Common Stocks
Basic Materials		$516,220	$0	$0	$516,220
Consumer, Cyclical		907,243	0	0	907,243
Consumer, Non-cyclical		328,313	0	0	328,313
Energy		768,728	0	0	768,728
Financial		1,889,740	0	0	1,889,740
Healthcare		702,112	0	0	702,112
Industrial		892,815	0	0	892,815
Technology		766,910	0	0	766,910
Utilities		1,106,909	0	0	1,106,909
Real Estate Investment Trusts
Financial		398,988	0	0	398,988
Short-Term Investments		341,350	0	0	341,350
Total		$8,619,328	$0	$0	$8,619,328

50	2012 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Category	Small-Cap Growth Tactical Allocation	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Domestic Common Stocks
United States
Basic Materials		$488,070	$0	$0	$488,070
Communications		538,687	0	0	538,687
Consumer, Cyclical		925,392	0	0	925,392
Energy		347,606	0	0	347,606
Financial		1,109,722	0	0	1,109,722
Healthcare		369,272	0	0	369,272
Industrial		438,663	0	0	438,663
Exchange-Traded Fund
United States
Exchange-Traded Funds		271,050	0	0	271,050
Foreign Common Stocks
Canada
Basic Materials		118,760	0	0	118,760
Cayman Islands
Financial		162,688	0	0	162,688
China
Communications		299,270	0	0	299,270
Technology		73,710	0	0	73,710
Ireland
Technology		137,150	0	0	137,150
Taiwan
Technology		112,500	0	0	112,500
Short-Term Investments		1,958,236	0	0	1,958,236
Total		$7,350,776	$0	$0	$7,350,776

Category	Small-Cap Value	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Common Stocks
Basic Materials		$2,010,807	$0	$0	$2,010,807
Communications		2,274,583	0	0	2,274,583
Consumer, Cyclical		4,664,032	0	0	4,664,032
Consumer, Non-cyclical		2,858,827	0	0	2,858,827
Energy		1,883,972	0	0	1,883,972
Financial		4,633,609	0	0	4,633,609
Healthcare		3,806,931	0	0	3,806,931
Industrial		2,732,507	0	0	2,732,507
Technology		2,602,261	0	0	2,602,261
Utilities		1,143,080	0	0	1,143,080
Real Estate Investment Trusts
Financial		1,551,269	0	0	1,551,269
Short-Term Investments		1,989,210	0	0	1,989,210
Total		$32,151,088	$0	$0	$32,151,088

2012 ANNUAL REPORT	51

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Category	Strategic Growth	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Domestic Common Stocks
United States
Basic Materials		$5,983,899	$0	$0	$5,983,899
Communications		13,703,547	0	0	13,703,547
Consumer, Cyclical		18,936,512	0	0	18,936,512
Consumer, Non-cyclical		28,606,917	0	0	28,606,917
Energy		6,447,464	0	0	6,447,464
Financial		10,844,315	0	0	10,844,315
Healthcare		17,664,411	0	0	17,664,411
Industrial		7,196,474	0	0	7,196,474
Technology		15,813,613	0	0	15,813,613
Foreign Common Stocks
Belgium
Consumer, Non-cyclical		4,842,720	0	0	4,842,720
Bermuda
Financial		3,151,386	0	0	3,151,386
Canada
Energy		3,155,196	0	0	3,155,196
France
Healthcare		3,665,415	0	0	3,665,415
Germany
Consumer, Cyclical		2,600,209	0	0	2,600,209
Ireland
Technology		3,984,568	0	0	3,984,568
Israel
Technology		1,387,032	0	0	1,387,032
Netherlands
Consumer, Non-cyclical		2,794,730	0	0	2,794,730
Switzerland
Financial		4,516,741	0	0	4,516,741
United Kingdom
Consumer, Non-cyclical		2,741,662	0	0	2,741,662
Healthcare		3,516,181	0	0	3,516,181
Short-Term Investments		11,503,312	0	0	11,503,312
		173,056,304	0	0	173,056,304
Call Options - Written		(25,544)	0	0	(25,544)
Total		$173,030,760	$0	$0	$173,030,760

There have been no transfers in and out of Level 1 and Level 2 fair value measurements during the year ended June 30, 2012 for all of the Funds.

Transfers are recognized at the end of the reporting period.

52	2012 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period from July 1, 2011 through June 30, 2012.

Category	Event Arbitrage	Balance as of 6/30/2011	Purchases	Sales	Realized gain (loss)	Net unrealized appreciation (depreciation)	Amortized discounts/ premiums	Transfers in to Level 3	Transfers out of Level 3	Balance as of 6/30/2012
Domestic Common Stocks
United States
Consumer Cyclical		$410	$—	$—	$—	$(1)	$—	$—	$—	$409
Energy		25,338	—	(50,590)	50,590	(25,338)	—	—	—	—
Financial		5,780	—	—	—	(5,780)	—	—	—	—
Healthcare		802,162	—	(179,536)	26,541	19,098	—	—	—	668,265
Industrial		21,676	—	—	—	(8,699)	—	—	(12,977)	—
Technology		978,503	—	—	—	910	—	—	(3,413)	976,000
Rights
United States			—	—	—	—	—	—	—	—
Healthcare		3,900	—	—	—	(3,900)	—	—	—	—
Foreign Common Stock
Germany
Industrial		571,512	—	(571,238)	(21,914)	21,640	—	—	—	—
		$2,409,281	$—	$(801,364)	$55,217	$(2,070)	$—	$—	$(16,390)	$1,644,674
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of June 30, 2012										$(2,070)

B.    Federal Income Taxes.    It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2012 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

C.    Security Transactions and Investment Income.    Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

D.    Options Contracts Written.    Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

2012 ANNUAL REPORT	53

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

E.    Purchased Options.    Certain Funds may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

F.    Futures Contracts.    Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

G.    Foreign Currency Transactions.    Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

H.    Forward Foreign Currency Contracts.    Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

I.    Portfolio Investment Risks.    Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Event Arbitrage is not a “diversified” Fund, which means that the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making the Fund more susceptible to adverse developments of a single user or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is other wise similar to the Fund.

J.    Multiple Class Allocations.     Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

K.    Expense Allocations.    Expenses that are not series (Fund) specific are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets.

L.    Distributions to Shareholders.    Each Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

54	2012 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

M.    Use of Estimates.    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

N.    Security Loans.    The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

O.    Derivative Instruments.    Effective June 30, 2009, the Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Funds’ financial statements.

The Funds traded financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at June 30, 2012 was as follows:

Event Arbitrage

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)
Written Options	$—	$1,715,736
Purchased Options	61,950	—
Forward Currency Contracts	1,588,871	1,565,460

Global Tactical Allocation

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)
Written Options	$—	$1,480

Strategic Growth

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)
Written Options	$—	$25,544
(1)	Statement of Assets and Liabilities location: Investments, at value and Receivable for open forward contracts.

(2)	Statement of Assets and Liabilities location: Call Options Written, at value and Payable for open forward currency contracts.

The effect of derivative instruments on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the period ended June 30, 2012 was as follows:

Event Arbitrage

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Written Options	$6,432,693	$(507,771)
Purchased Options	(219,203)	(43,394)
Forward Currency Contracts	143,331	23,411

Global Tactical Allocation

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Written Options	$7,403	$502

Strategic Growth

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Written Options	$114,480	$6,008
(1)	Statement of Operations location: Net realized gain (loss) from written options, net realized gain (loss) from investments and net realized gain (loss) from forward currency contracts.

(2)	Statement of Operations location: Net unrealized appreciation (depreciation) on written options, net unrealized appreciation (depreciation) on investments and net unrealized appreciation (depreciation) on forward currency contracts.

The average notional amounts of written options, purchased options and forward currency contracts outstanding during the period ended June 30, 2012 were approximately as follows:

Fund	Written Options	Purchased Options	Forward Currency Contracts
Event Arbitrage	$1,333,937	$531,063	$1,430,323
Global Tactical Allocation	918	—	—
Strategic Growth	11,265	—	—

Note 3 — Investment Advisory Fee and Other Related Party Transactions

QFI serves as investment adviser to each Fund. Pursuant to separate investment subadvisory agreements, QFI has selected the following investment advisory firms to serve as sub-advisers:

Fund	Sub-adviser
Event Arbitrage	N/A
Global Tactical Allocation Inc.	DG Capital Management, Inc.
Mid-Cap Value Management, Inc.	Kennedy Capital
Small-Cap Growth Tactical Allocation	Century Management, Inc.
Small-Cap Value	Aronson Johnson Ortiz, L.P.
Strategic Growth	DG Capital Management, Inc.

QFI or the sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

2012 ANNUAL REPORT	55

Notes to the Financial Statements

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2012. Amounts are expressed as an annualized percentage of average net assets.

Fund	Aggregate advisory fee paid to QFI	Subadvisory fee paid by QFI to the sub-adviser	Advisory & subadvisory fees waived & reimbursed
Event Arbitrage	1.30%	N/A	0.37%
Global Tactical Allocation	1.25%	0.75%	N/A
Mid-Cap Value	1.05%	0.75%	N/A
Small-Cap Growth Tactical Allocation	1.00%	0.50%	N/A
Small-Cap Value	1.00%	0.70%	N/A
Strategic Growth	1.30%	0.75%	0.05%

For the fiscal year ending June 30, 2012, QFI and the sub-advisers earned and reimbursed fees as follows:

Fund	Aggregate advisory fee paid to QFI	Subadvisory fee paid by QFI to the sub-adviser	Advisory & subadvisory fees waived & reimbursed
Event Arbitrage	$658,708	N/A	$187,347
Global Tactical Allocation	174,674	104,804	N/A
Mid-Cap Value	91,231	65,164	N/A
Small Cap Growth Tactical Allocation	119,231	59,615	N/A
Small-Cap Value	389,369	272,558	N/A
Strategic Growth	2,701,407	1,558,504	100,595

QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Event Arbitrage (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.99% for Class A shares, 2.74% for Class C shares, and 1.74% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion. If, at any time, the annualized expenses of Event Arbitrage were less than the annualized expense ratio, the Trust, on behalf of Event Arbitrage, would reimburse QFI for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Event Arbitrage, and (b) can be repaid without causing the expenses of Event Arbitrage to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from October 28, 2011 until October 28, 2012. This agreement shall automatically terminate upon termination of the advisory agreement between QFI and the Trust or, with respect to Event Arbitrage, in the event of its merger or liquidation.

Additionally, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Value (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

Additionally, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Strategic Growth (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.24% for Class A shares, 2.99% for Class C shares, and 1.99% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

At June 30, 2012, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of Event Arbitrage and Strategic Growth that may be recouped was $288,555, and $851,720, respectively. The Advisor may recapture portions of the above amount no later than the dates stated below:

	June 30, 2013	June 30, 2014	June 30, 2015
Event Arbitrage	$16,059	$85,149	$187,347
Strategic Growth	—*	751,125	100,595

*	Prior to June 30, 2011, Strategic Growth did not waive sub-advisory fees.

US Bancorp Fund Services, LLC (“USB”), serves as the Trust’s transfer, dividend paying, and shareholder servicing agent (“Transfer Agent”). The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder functions. As compensation for its services, the Transfer Agent receives a fee at the annual rate ranging between $8 and $11 dollars per shareholder account.

Brown Brothers Harriman & Co. serves as fund accountant and administrator (“Administrator”) for the Trust pursuant to a written agreement with the Trust. The Administrator provides fund accounting services and administrative services to each Fund. As compensation for its services, the Administrator receives a fee at the annual rate of 0.025% for accounting and 0.030% for administration of the aggregate of the Trust’s first $2 billion of average daily net assets and 0.020% for accounting and 0.025% for administration for over $2 billion of average daily net assets.

The Trust will incur an annual account minimum if, on an annual basis, the asset charges do not exceed the account minimum charges.

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.

For the fiscal year ending June 30, 2012, the Distributor received underwriter concessions from the sale of Funds shares as follows:

Fund	Amount
Event Arbitrage	$13,409
Global Tactical Allocation	151
Mid-Cap Value	60
Small-Cap Growth Tactical Allocation	10
Small-Cap Value	545
Strategic Growth	3,644

56	2012 ANNUAL REPORT

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For the fiscal year ending June 30, 2012, the Funds compensated the CCO as follows:

Fund	Amount
Event Arbitrage	$25,653
Global Tactical Allocation	7,408
Mid-Cap Value	4,498
Small-Cap Growth Tactical Allocation	6,458
Small-Cap Value	20,537
Strategic Growth	108,782
Long-Short Tactical (Liquidated, See Note 12)	354

Note 4 — Purchases and Sales of Investments

For the fiscal year ending June 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

Fund	Purchases	Sales
Event Arbitrage	$105,695,816	$61,904,349
Global Tactical Allocation	115,082,398	123,844,020
Mid-Cap Value	3,620,118	5,004,265
Small-Cap Growth Tactical Allocation	70,944,851	65,687,100
Small-Cap Value	61,515,547	60,050,789
Strategic Growth	347,153,141	438,376,121

Note 5 — Options Written

A summary of option contracts written by the Trust during the fiscal year ended June 30, 2012 is as follows:

	Event Arbitrage
	Number of Contracts	Option Premiums
Options outstanding at beginning of period	3,556	$412,815
Options written	61,018	10,325,909
Options closed	(14,425)	(3,350,687)
Options exercised	(25,153)	(5,329,679)
Options expired	(15,436)	(783,678)
Options outstanding at end of period	9,560	$1,274,680

	Global Tactical Allocation
	Number of Contracts	Option Premiums
Options outstanding at beginning of period	3	$306
Options written	96	15,676
Options closed	(76)	(14,609)
Options exercised	—	—
Options expired	—	—
Options outstanding at end of period	23	$1,373

	Strategic Growth
	Number of Contracts	Option Premiums
Options outstanding at beginning of period	38	$3,878
Options written	1,455	236,937
Options closed	(1,093)	(216,976)
Options exercised	—	—
Options expired	—	—
Options outstanding at end of period	400	$23,839

Note 6 — Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2012 for each Fund were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Event Arbitrage	$50,906,676	$2,022,929	$(4,910,995)	$(2,888,066)
Global Tactical Allocation	9,720,268	449,761	(476,440)	(26,679)
Mid-Cap Value	7,413,489	1,731,491	(525,652)	1,205,839
Small Cap Growth Tactical Allocation	7,457,323	410,406	(516,953)	(106,547)
Small-Cap Value	31,196,112	2,279,267	(1,324,291)	954,976
Strategic Growth	163,920,692	13,309,597	(4,173,985)	9,135,612

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Capital Loss Carryforward	Late Year Loss	Total Distributable Earnings
Event Arbitrage	$(3,276,027)	$100,285	$—	$—	$(413,363)	$(3,589,105)
Global Tactical Allocation	(40,900)	—	—	(13,297,975)	(80,154)	(13,419,029)
Mid-Cap Value	1,205,839	—	—	(9,146,683)	(42,342)	(7,983,186)
Small Cap Growth Tactical Allocation	(106,547)	—	—	(1,309,364)	(61,338)	(1,477,249)
Small-Cap Value	954,974	—	—	(9,101,305)	(42,771)	(8,189,102)
Strategic Growth	9,133,907	—	—	(444,330,236)	(654,882)	(435,851,209)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options, the differing book/tax treatment of unrealized appreciation/depreciation on forward foreign currency contracts, and outstanding REIT and Partnership adjustments.

2012 ANNUAL REPORT	57

Notes to the Financial Statements

Note 6 — Tax Matters (Continued)

The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.

At June 30, 2012, the capital loss carryovers for the Funds were as follows:

Fund	Post December 31, 2010 Capital Losses No Expiration		Capital Loss Carryovers Expiring	Capital Loss Carryovers Expiring	Capital Loss Carryovers Expiring	Post-October Capital Loss
	Short-term	Long-term	2018	2017	2016	Deferred	Utilized
Event Arbitrage	$—	$—	$—	$—	$—	$—	$236,408
Global Tactical Allocation	302,389	—	2,718,683	10,276,903	—	—	—
Mid-Cap Value	—	—	1,170,572	7,976,111	—	—	—
Small Cap Growth Tactical Allocation	1,309,364	—	—	—	—	—	—
Small-Cap Value	—	—	9,101,305	—	—	—	—
Strategic Growth	—	—	164,714,297	279,615,939	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized.

Note 7 — Reclassification of Capital Accounts

In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2012, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

Beneficial Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Shares of Interest
Event Arbitrage	$(373,183)	$373,183	$—
Global Tactical Allocation	147,536		(147,536)
Mid-Cap Value	35,293	4,777	(40,070)
Small Cap Growth Tactical Allocation	136,522	604	(137,126)
Small-Cap Value	102,107	(91,080)	(11,027)
Strategic Growth	1,512,483		(1,512,483)

During the year ended June 30, 2012, the Quaker Small Cap Value Fund realized $96,419 of net capital gains resulting from an in-kind redemption. Shareholders exchanged fund shares for securities held by the Fund rather than cash. Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital. Such reclassification has no effect on the Fund’s net assets.

Note 8 — Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.

The tax character of dividends and distributions paid during the fiscal years of 2012 and 2011 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2012	2011	2012	2011	2012	2011
Event Arbitrage	$1,103,905	$116,827	$—	$64,146	$—	$—
Global Tactical Allocation	—	—	—	—	—	—
Mid-Cap Value	—	—	—	—	—	—
Small Cap Growth Tactical Allocation	548,581	644,319	—	—	—	—
Small-Cap Value	—	—	—	—	—	—
Strategic Growth	—	—	—	—	—	—

58	2012 ANNUAL REPORT

Note 9 — Fund Share Transactions

At June 30, 2012, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized.

The following table summarizes the activity in shares of each Fund:

Event Arbitrage
	For the Fiscal Year Ended June 30, 2012				For the Fiscal Year Ended June 30, 2011
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	1,735,073	(912,029)	56,537	2,911,921	2,575,353	(893,723)	9,090	2,032,340
Value	$20,758,217	$(10,911,336)	$653,570		$32,680,895	$(11,332,113)	$114,175
Class C
Shares	354,371	(105,426)	10,799	610,634	372,244	(40,491)	725	350,890
Value	$4,227,492	$(1,248,161)	$123,866		$4,719,300	$(513,878)	$9,104
Institutional Class
Shares	413,029	(915,671)	20,573	1,110,251	1,669,821	(139,739)	3,003	1,592,320
Value	$4,887,392	$(10,726,682)	$238,645		$21,254,814	$(1,781,161)	$37,719

Global Tactical Allocation
	For the Fiscal Year Ended June 30, 2012				For the Fiscal Year Ended June 30, 2011
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	103,452	(859,470)	—	801,996	209,770	(830,100)	—	1,558,014
Value	$721,380	$(5,963,328)	$—		$1,571,128	$5,744,811	$—
Class C
Shares	46,415	(526,527)	—	457,958	66,805	(763,464)	—	938,070
Value	$315,078	$(3,600,623)	$—		$467,312	$(5,226,851)	$—
Institutional Class
Shares	59,881	(64,634)	—	110,714	9,736	(24,851)	—	115,467
Value	$500,000	$(557,611)	$—		$83,272	$(200,522)	$—

Mid-Cap Value
	For the Fiscal Year Ended June 30, 2012				For the Fiscal Year Ended June 30, 2011
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	28,760	(91,030)	—	388,614	38,471	(154,161)	—	450,884
Value	$440,252	$(1,362,926)	$—		$590,197	$(2,250,912)	$—
Class C
Shares	12,078	(51,770)	—	138,211	16,395	(60,807)	—	177,903
Value	$169,204	$(671,636)	$—		$220,315	$(808,831)	$—
Institutional Class
Shares	—	(4,565)	—	21,431	11,979	(5,707)	—	25,996
Value	$—	$(68,756)	$—		$178,097	$(81,990)	$—

2012 ANNUAL REPORT	59

Notes to the Financial Statements

Note 9 — Fund Share Transactions (Continued)

Small-Cap Growth Tactical Allocation
	For the Fiscal Year Ended June 30, 2012				For the Fiscal Year Ended June 30, 2011
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	12,860	(642,623)	28,363	282,305	573,751	(1,080,333)	30,681	883,705
Value	$124,477	$(5,865,299)	$247,896		$5,589,956	$(10,418,007)	$294,848
Class C
Shares	18,513	(397,263)	13,446	220,817	198,320	(583,564)	18,932	586,121
Value	$175,362	$(3,508,730)	$114,426		$1,860,624	$(5,660,707)	$178,714
Institutional Class
Shares	26,663	(314,969)	9,224	211,294	365,903	(338,092)	5,245	490,376
Value	$247,767	$(2,822,614)	$81,451		$3,574,721	$(3,306,375)	$50,822

Small-Cap Value
	For the Fiscal Year Ended June 30, 2012				For the Fiscal Year Ended June 30, 2011
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	42,586	(373,217)	—	526,678	226,282	(1,049,170)	—	857,309
Value	$638,657	$(5,492,383)	$—		$3,074,213	$(14,912,990)	$—
Class C
Shares	559	(40,550)	—	138,112	7,368	(38,302)	—	178,103
Value	$7,340	$(509,287)	$—		$91,224	$(469,366)	$—
Institutional Class
Shares	552,441	(683,273)	—	1,214,181	115,713	(3,871,069)	—	1,345,013
Value	$9,566,836	$(10,769,664)	$—		$1,605,138	$(52,302,288)	$—

Strategic Growth
	For the Fiscal Year Ended June 30, 2012				For the Fiscal Year Ended June 30, 2011
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	500,426	(4,878,197)	—	6,927,955	1,714,977	(13,406,019)	—	11,305,726
Value	$7,925,123	$(76,172,869)	$—		$26,601,682	$(208,173,296)	$—
Class C
Shares	55,875	(1,043,606)	—	1,872,785	99,273	(2,429,003)	—	2,860,516
Value	$791,844	$(14,712,803)	$—		$1,391,735	$(33,776,263)	$—
Institutional Class
Shares	932,946	(952,784)	—	2,418,131	1,840,158	(886,496)	—	2,437,969
Value	$15,225,608	$(15,185,671)	$—		$29,964,155	$(14,204,941)	$—

Note 10 — 5% Shareholders

At June 30, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 5% of the outstanding shares of the following Funds: Event Arbitrage — three own 25.03%; Global Tactical Allocation — one owns 8.98%; Mid-Cap Value — two own 14.47%; Small-Cap Growth Tactical Allocation — three own 27.99%; Strategic Growth — two own 27.21%.

Transactions by these shareholders may have a material impact upon the Funds.

Note 11 — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.

The Trust’s maximum exposure under these arrangements is dependant on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

60	2012 ANNUAL REPORT

Note 12 — Fund Liquidations

On September 19, 2011, the Board, including all of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) approved the liquidation and dissolution of the Quaker Long-Short Tactical Allocation Fund. The liquidation and dissolution was approved by the Board and a majority of shareholders of the Fund in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”) and the Trust’s Amended and Restated Declaration of Trust. The liquidation and dissolution of the Fund was approved on October 24, 2011, by more than 50% of the outstanding voting securities entitled to vote. The result of the vote is shown below:

Long-Short Tactical Allocation Fund	% vote for	% vote against	% vote abstain
Proposal: Approval of the liquidation and dissolution of the Fund, a series of the Trust, pursuant to the Plan of Liquidation and Dissolution.	59.37%	0.00%	0.47%

Note 13 — Securities Lending

At June 30, 2012, these securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the Funds received is as follows:

Fund	Loaned Securities Market Value	Value of Cash Collateral	% of Net Assets
Event Arbitrage	$—	$—	—
Global Tactical Allocation	$159,643	$163,800	1.64%
Mid-Cap Value	$202,719	$208,181	2.41%
Small-Cap Growth Tactical Allocation	$1,000,391	$1,034,904	15.87%
Small-Cap Value	$1,540,736	$1,588,041	5.10%
Strategic Growth	$2,221,822	$2,270,726	1.24%

2012 ANNUAL REPORT	61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Quaker Investment Trust

We have audited the accompanying statements of assets and liabilities of Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund, (the “Funds”) each a series of Quaker Investment Trust (the “Trust”), including the schedules of investments, as of June 30, 2012, the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended June 30, 2011 and the financial highlights for each of the four years in the period then ended were audited by other auditors, whose report dated August 29, 2011 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers or through other appropriate procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund, as of June 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

August 29, 2012

62	2012 ANNUAL REPORT

Trustees and Officers

June 30, 2012

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by QFI subject to the Bylaws of the Trust and review by the Board. The Trustees, including those Trustees who are also officers, are listed below:

Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Directorships Held by Trustee(1)
Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 69	Chairman of the Board and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996–present).	8	None
Laurie Keyes(3)(4) 309 Technology Drive Malvern, PA 19355 Age 62	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996–present).	8	None
Justin Brundage(5) 309 Technology Drive Malvern, PA 19355 Age 42	Secretary	Since Nov. 2006	President, Quaker Funds, Inc. (2007–present); Chief Operating Officer, Quaker Funds, Inc. (2005–present).	None	None
Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 47	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. (2003–present); Chief Compliance Officer for the Quaker Investment Trust (2004–present).	None	None
James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 58	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (commercial insurance brokerage firm) (1979–present).	8	Director, ACP Funds Trust
Gary Edward Shugrue 309 Technology Drive Malvern, PA 19335 Age 58	Trustee	Since July 2008	President and Chief Investment Officer, Ascendant Capital Partners.	8	Director, BHR Institutional Funds; Director, ACP Funds Trust
Warren West 309 Technology Drive Malvern, PA 19355 Age 55	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998–present).	8	None
Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 72	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov. 2005 Nov., 1996 – Jan., 2005 Nov., 1996 – Feb., 2002	Chairman-Executive Committee, Technology Development Corp., (1997–Present) technology development and manufacturing firm (1997–present); Affiliated Faculty, University of Pennsylvania (1998–present).	8	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.

(1)	Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.

(5)	Mr. Brundage is Ms. Keyes’ son.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.

2012 ANNUAL REPORT	63

Board Consideration of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on April 26, 2012, the Independent Trustees of the Board of the Trust considered the continuation of the Investment Advisory Agreement between the Trust and QFI, and each of the respective Sub-Advisory Agreements between QFI and Aronson Johnson Ortiz, LP, Century Management, Inc., DG Capital Management and Kennedy Capital Management, Inc. (collectively, “Agreements”) with regard to each Fund. At the meeting, the Independent Trustees reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the renewal of the Agreements. Each of the Agreements was approved for a one year period.

In arriving at their decision to renew the Agreements, the Board, including the Independent Trustees, considered a variety of information concerning QFI and each sub-adviser. In considering the continuation of the Agreements, the Board, including the Independent Trustees, considered the nature and quality of the services provided by QFI and each of the sub-advisers, the proposed fee structures, the level of fee waivers, each Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits QFI and each of the sub-advisers derived from their relationships with the Funds. The Board, including the Independent Trustees, carefully analyzed the information provided to them by QFI and each of the sub-advisers, focusing particularly on the level of advisory fees and expenses of each Fund compared with information for similar funds, and the performance of each Fund compared to funds with similar investment objectives. The Board, including the Independent Trustees, also considered other information that it had received from QFI and each of the sub-advisers at other meetings throughout the year.

In examining the nature, extent and quality of the services to be provided by QFI, the Board, including the Independent Trustees, considered the portfolio management, administrative and supervisory services provided by QFI. The Board, including the Independent Trustees, acknowledged the value of QFI’s historical performance of services for the Funds. The Independent Trustees were satisfied with the nature, extent and quality of the services provided by QFI to each of the Funds. The Board’s view was based upon factors such as the background and experience of management personnel involved in the Funds’ operation, the quality and thoroughness of the monitoring of each Fund’s investment performance conducted by QFI, reports furnished by QFI as to adherence with various compliance and procedural matters, the monitoring of various service providers to the Funds, and QFI’s success in obtaining meaningful information on a timely basis from each of the Fund’s sub-advisers. The Board, including the Independent Trustees, noted QFI’s commitment to servicing the Funds as its only client, QFI’s efforts during the past year to reduce Fund expenses, and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers by QFI.

With respect to the nature, extent and quality of the services provided to the Funds by each sub-adviser, the Board, including the Independent Trustees, considered the quality of the portfolio management services that each sub-adviser provided to the Funds, the depth, and experience and demonstrated consistency in investment approach of each of the sub-advisers’ portfolio management teams. Particular attention was given to analysis involved in the review of sub-adviser performance for each Fund. The nature of the services of the sub-advisers to each Fund was considered primarily in respect to the investment performance of the Funds. The Board was, however, satisfied with the adherence by each sub-adviser with the investment policies and restrictions of the Funds advised, as well as their adherence to various compliance and other procedures based on personnel presentations made by sub-advisers’ portfolio managers and QFI’s reports of its discussions with the sub-advisers, as well as certifications and materials furnished at Board meetings.

With respect to the Funds’ investment performance, the Board, including the Independent Trustees, reviewed each Fund’s performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Board, including the Independent Trustees, considered factors, including but not limited to the sub-advisers’ management style, peer group performance and overall market conditions that have affected the performance of each Fund relative to its peer group and benchmarks.

With respect to the costs of the services to be provided and profits to be realized by QFI from its relationship with the Trust, the Board, including the Independent Trustees, considered QFI’s and sub-advisers’ willingness to waive fees. The Board, including the Independent Trustees, also considered that QFI and the sub-advisers might be able to recover some of its waived fees in the future. Because QFI has no other advisory accounts, the Board, including the Independent Trustees, did not consider the relationship between QFI’s advisory fees compared to other accounts that QFI advises. The Board, including the Independent Trustees, also discussed efforts being taken by QFI to reduce Fund expenses. In light of such considerations and factors and taking into account the nature of the Funds’ operations and overall performance, the Board, including the Independent Trustees, found the expenses of each Fund to be acceptable.

The Board, including the Independent Trustees, considered whether there are any ancillary benefits that may accrue to QFI or a sub-adviser resulting from their relationship with the Funds. Based on the information provided, the Board, including the Independent Trustees, noted that there did not appear to be any significant benefits in this regard.

Based on the totality of the information considered, the Board, including the Independent Trustees, concluded that the Funds were likely to benefit from the nature, extent and quality of QFI’s and each of the sub-adviser’s services, as applicable, and that QFI and each of the sub-advisers have the ability to continue to provide these services based on their respective experience, operations and resources.

After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by QFI and each of the sub-advisers, the Board, including the Independent Trustees, concluded that the level of fees to be paid to QFI and each of the sub-advisers was reasonable.

In voting unanimously to approve the Agreements based on the various considerations discussed above, the Board, including the Independent Trustees, determined that the approval of the Agreements was in the best interests of the Funds. As a result, the Board, including a majority of the Independent Trustees, approved the Agreements.

64	2012 ANNUAL REPORT

General Information (Unaudited)

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2012. During the fiscal year ended June 30, 2012, the following Funds paid long-term capital distributions:

Fund	Long-Term Capital Gains	Per Share
Event Arbitrage	$—	$—
Global Tactical Allocation	—	—
Mid-Cap Value	—	—
Small-Cap Growth Tactical Allocation	—	—
Small-Cap Value	—	—
Strategic Growth	—	—

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage
Event Arbitrage	$233,476	21.15%
Global Tactical Allocation	—	—
Mid-Cap Value	—	—
Small-Cap Growth Tactical Allocation	21,614	3.95%
Small-Cap Value	—	—
Strategic Growth	—	—

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage
Event Arbitrage	$236,898	21.46%
Global Tactical Allocation	—	—
Mid-Cap Value	—	—
Small-Cap Growth Tactical Allocation	30,227	5.51%
Small-Cap Value	—	—
Strategic Growth	—	—

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2013 to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

2012 ANNUAL REPORT	65

The Quaker Funds are distributed by

Foreside Fund Services, LLC.

Contact us:

Quaker Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC.

PO Box 701

Milwaukee, WI 53201-0701

800-220-8888

www.quakerfunds.com

©2012 Quaker® Investment Trust

QKAR 062012

ANNUAL REPORT

2012

QUAKER AKROS ABSOLUTE RETURN FUND

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, non-diversification, short sales, foreign securities, special situations, debt securities and value growth investing. Please refer to the prospectus for more complete information.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the sub-adviser through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders

June 30, 2012

Dear Fellow Shareholder,

The premise on which Quaker Funds, Inc. was founded was the desire to afford everyday investors access to the same tactical allocation used by professional money managers to augment traditional investing strategies within a holistic asset allocation mix. Our commitment to this principle is still as strong today as it was the day we opened our doors.

Our management team continually strives to provide our shareholders with innovative investment alternatives and advisers that constantly seek superior returns. Thank you for your trust and investment in the Quaker Funds.

Sincerely,

Jeffry King

Chairman & CEO

Quaker Investment Trust

Performance Update

Quaker Akros Absolute Return Fund (AARFX, QASDX, QASIX)

Objectives and Principal Strategies

The Quaker Akros Absolute Return Fund (“Fund”) seeks to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.

Performance Review and Market Outlook

For the fiscal year ended June 30, 2012, the Fund fell -6.22%, while the S&P 500® Total Return Index (“S&P 500”) gained 5.45%. For the six months ended June 30, 2012, the Fund was down -2.47%, while the S&P 500 returned 9.49%.

Although this was clearly disappointing relative performance for the Fund, we did manage to keep its day-to-day fluctuations comparatively low as we positioned the Fund for the investment environment that we believe will eventually unfold. The Fund is currently positioned with a defensive, market-neutral posture, which reflects our assessments of the many crosscurrents that are prevalent today.

The biggest contributor to the Fund’s underperformance during the past year was the manner in which the Fund was structured to reflect a negative viewpoint on the U.S. stock market. The quarter ending March 31, 2012 was particularly painful as the S&P 500 was up over 12%, while the Fund was up just 1.5%. The Fund spent most of that quarter being net short between 5% and 10%, and was net short as much as 17% during the year ended June 30, 2012. The Fund adopted a very defensive position for the entire year, which obviously hurt the Fund’s performance relative to the S&P 500.

In addition, the Fund’s unhedged exposure to financial stocks during the first six months of the year ended June 30, 2012 was an important contributor to the Fund’s underperformance on the security selection side. Citigroup, Inc. was one of the Fund’s largest holdings and performed particularly poorly. We still believe that Citigroup, Inc. is well capitalized, properly positioned to capture market share in Europe over the next several years and that its stock is very cheap compared to most of its peers. Nonetheless, our attraction to value plays has not helped the Fund as growth stocks carried the day during the year ended June 30, 2012. In addition to Citigroup, Inc., individual securities that hurt performance include InterMune, Inc. and Ventrus Biosciences, Inc.

Our relative-value trades—where we went long several stocks that we felt were attractively priced and went short stocks with highly correlated characteristics that were expensive according to our discipline – worked well on an absolute and risk-adjusted basis for the Fund. Our top-down outlook and our decisions regarding when to add and remove market hedges (mostly through futures contracts and ETFs) were also effective overall in generating positive returns and reducing volatility. In addition, we moved out of certain technology stocks on a timely basis that helped preserve some of our gains.

The Fund currently has a near market-neutral posture. We intend to remain defensive, and we may turn even more bearish by increasing our short positions if stocks rally in the near term. Based on concerns regarding the on-going European fiscal situation, the slowing domestic economy and the upcoming U.S. presidential election, we believe there will be a lid on stock prices until after the elections in November. Over the next several months, we anticipate that the stock market will be in a trading range between this year’s high of about 1420 and last October’s low of around 1075 on the S&P 500. When the market is near the upper end of this range, we expect to be more defensive. One catalyst for higher stock prices later this year could be an extension of the Bush tax cuts. But even with the potential for this extension, our 2013 outlook – based on the continued softness in the economy and the current overall valuation of the stock market – is so negative that we believe prudent investors should stay relatively defensive. We think that the Federal Reserve is running out of ammunition and when this becomes apparent to a broader group of investors, the exit door for the equity markets will be a crowed space.

Probably more so than at any time since we started the Fund, we are trying to find relative-value trades where we can buy attractively priced stocks while being short similar stocks in the same or a highly correlated industry that aren’t so attractively priced. We believe we have the Fund situated to make money whether the stock market goes up or down, provided that our long positions outperform our short positions.

As always, we will be vigilant in analyzing the markets and we reserve the right to alter our stance if circumstances unexpectedly change. Generally, over the long run, markets tend to move toward fair value. And while the effects of price manipulation can linger for quite some time, they’re usually temporary nonetheless. Currently, we strongly believe that the Fund is well-positioned for a challenging investment environment.

Brady T. Lipp, Portfolio Manager

Akros Capital, LLC

SUB-ADVISER:

Akros Capital LLC

TOTAL NET ASSETS:

AS OF JUNE 30, 2012

$6,747,181

Top Ten Holdings ** (% of net assets)
Morgan Stanley	5.96%
Prime Acquisition Corp.	2.20%
Total S.A.	2.13%
Investment Technology Group, Inc.	1.91%
Citigroup, Inc.	1.89%
Laboratory Corp. of America
Holdings	1.78%
Exelon Corp.	1.67%
FibroGen, Inc.	1.55%
Thermo Fisher Scientific, Inc.	1.46%
Nautilus Marine Acquisition Corp.	1.46%

% Fund Total	22.01%

**	Excludes Short-Term Investments

2012 ANNUAL REPORT  |  2

Performance Update

Average Annualized Total Return

	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of Operations Through 6/30/2012
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	1.99%	09/30/2005	-11.38%	-6.22%	-0.22%	0.91%	N/A	N/A	-0.08%	0.76%
Class C	2.74%	10/04/2010	-6.83%	-6.83%	N/A	N/A	N/A	N/A	-5.11%	-5.11%
Institutional Class	1.74%	10/04/2010	-5.98%	-5.98%	N/A	N/A	N/A	N/A	-4.11%	-4.11%
S&P 500 Total Return Index*			5.45%	5.45%	0.22%	0.22%	N/A	N/A	3.70%	3.70%

*	The benchmark since inception returns are calculated for the period September 30, 2005 through June 30, 2012.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 3

Expense Information

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/12	Annualized Expense Ratio For the Period	Ending Account Value 6/30/2012	Expenses Paid During Period*
Akros Absolute Return
Actual return based on actual return of:
Class A	(2.47)%	$1,000.00	1.99%	$975.30	$9.77
Class C	(2.73)%	1,000.00	2.74%	972.70	13.44
Institutional Class	(2.34)%	1,000.00	1.74%	976.60	8.55
Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.99%	1,014.97	9.97
Class C		1,000.00	2.74%	1,011.24	13.70
Institutional Class		1,000.00	1.74%	1,016.21	8.72

*	Expenses are equal to the Funds’ annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period muliplied by the number of days in the most recent fiscal half year (182) divided by 366 to reflect the one-half year period.

2012 ANNUAL REPORT  |  4

Schedule of Investments

Quaker Akros Absolute Return Fund

June 30, 2012

	Number of Shares	Fair Value
Common Stocks—37.00%
Basic Materials—2.10%
Chemicals—0.81%
The Mosaic Co.	1,000	$54,760

Mining—1.29%
Polymet Mining Corp. (a)	40,000	33,600
Taseko Mines Ltd. (a)	20,000	53,200

		86,800

Total Basic Materials (Cost: $239,537)		141,560

Communications—1.86%
Internet—0.69%
Google, Inc. Class A (a)	80	46,406

Telecommunications—1.17%
CenturyLink, Inc.	1,000	39,490
Nokia OYJ ADR	19,000	39,330

		78,820

Total Communications (Cost: $225,148)		125,226

Consumer, Cyclical—0.00%
Leisure Time—0.00%
TableMAX Corp. (a)(b)(c)(d)	13,911	8

Total Consumer, Cyclical (Cost: $24,344)		8

Consumer, Non-cyclical—3.27%
Commercial Services—1.00%
Western Union Co.	4,000	67,360
Food—2.27%
Nash Finch Co.	4,000	85,920
SUPERVALU, Inc.	13,000	67,340

		153,260

Total Consumer, Non-cyclical (Cost: $261,142)		220,620

Diversified—6.19%
Holding Companies-Diversified—6.19%
Cazador Acquisition Corp. Ltd. (a)(b)(d)	9,000	90,180
Nautilus Marine Acquisition Corp. (a)	10,000	98,200
Prime Acquisition Corp. (a)(b)(d)	15,000	148,650
Selway Capital Acquisition Corp. Class U (a)(b)(d)	8,000	80,400

		417,430

Total Diversified (Cost: $416,577)		417,430

Energy—6.97%
Coal—0.51%
Peabody Energy Corp.	1,400	34,328

Oil & Gas—4.44%
Birchcliff Energy Ltd. (a)	4,000	22,040
Devon Energy Corp.	1,000	57,990
EnCana Corp.	2,000	41,660
Precision Drilling Corp. (a)	5,000	34,100
Total S.A. ADR	3,200	143,840

		299,630

Oil & Gas Services—2.02%
Baker Hughes, Inc.	1,250	51,375
Halliburton Co.	3,000	85,170

		136,545

Total Energy (Cost: $558,841)		470,503

Financial—6.41%
Banks—1.89%
Citigroup, Inc.	4,650	127,457

Diversified Financial Services—3.16%
Investment Technology Group, Inc. (a)	14,000	128,800

	Number of Shares	Fair Value
Common Stocks—(continued)
Knight Capital Group, Inc. Class A (a)	7,100	84,774

		213,574

Savings & Loans—1.36%
First Bancorp of Indiana, Inc.	1,259	13,648
HF Financial Corp.	3,000	36,420
HopFed Bancorp, Inc.	5,900	41,683

		91,751

Total Financial (Cost: $611,124)		432,782

Healthcare—2.87%
Biotechnology—0.71%
InterMune, Inc. (a)	4,000	47,800

Healthcare-Services—1.78%
Laboratory Corp. of America Holdings (a)	1,300	120,393

Pharmaceuticals—0.38%
Ventrus Biosciences, Inc. (a)	6,000	25,620

Total Healthcare (Cost: $318,875)		193,813

Industrial—2.16%
Electronics—2.16%
FLIR Systems, Inc.	2,400	46,800
Thermo Fisher Scientific, Inc.	1,900	98,629

		145,429

Total Industrial (Cost: $153,518)		145,429

Technology—3.50%
Computers—0.12%
Force 10 Networks, Inc. (a)(b)(c)(d)	1	8,112

Semiconductors—2.47%
Lam Research Corp. (a)	2,000	75,480
Marvell Technology Group Ltd.	8,100	91,368

		166,848

Software—0.91%
Microsoft Corp.	2,000	61,180

Total Technology (Cost: $269,167)		236,140

Utilities—1.67%
Electric—1.67%
Exelon Corp.	3,000	112,860

Total Utilities (Cost: $126,013)		112,860

Total Common Stocks (Cost $3,204,286)		2,496,371

Preferred Stock—1.55%
United States—1.55%
FibroGen, Inc. (a)(b)(c)(d)	15,000	105,000

Total United States (Cost $67,350)		105,000

Total Preferred Stock (Cost $67,350)		105,000
Private Placements—0.28%
United States—0.28%
Alien Technology (a)(b)(c)(d)	64	253
Alien Technology Series A (a)(b)(c)(d)	4,688	18,517

		18,770

Total United States (Cost $123,609)		18,770

Total Private Placements (Cost $123,609)		18,770

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 5

Schedule of Investments

Quaker Akros Absolute Return Fund

June 30, 2012

Exchange-Traded Fund—0.87%
ProShares Short 20+ Year Treasury(a)	2,000	58,560

Total Exchange-Traded Fund (Cost $73,166)		58,560

	Number of Shares	Fair Value
Warrants—0.15%
Alien Technology Warrants Expiration:
December, 2049(a)(b)(c)(d)	5	0
Bionovo Warrants Expiration:
October, 2014(a)(b)(c)(d)	3,000	0
Cazador Acquisition Corp. Ltd. Warrants Expiration:
October, 2015(a)	18,000	2,700
FlatWorld Acquisition Corp. Warrants Expiration:
September, 2012(a)	35,000	6,650
Nautilus Marine Acquisition Corp. Warrants Expiration:
July, 2016(a)(b)(d)	10,000	1,100

Total Warrants (Cost $19,800)		10,450

	Par Value	Fair Value
Corporate Bonds—6.65%
Energy—0.69%
Oil & Gas—0.69%
ATP Oil & Gas Corp. 11.87%, 05/01/2015	100,000	46,500

Total Energy (Cost: $102,142)		46,500

Financial—5.96%
Banks—5.96%
Morgan Stanley 4.50%, 02/11/2020(e)	450,000	402,129

Total Financial (Cost: $448,093)		402,129

Total Corporate Bonds (Cost $550,235)		448,629

	Number of Contracts	Fair Value
Options—0.35%
SUPERVALU, Inc. Expiration: July, 2012
Exercise Price: $8.00	140	280
Ventrus Biosciences, Inc. Expiration: September, 2012
Exercise Price: $12.50	10	150
Ventrus Biosciences, Inc. Expiration: September, 2012
Exercise Price: $10.00	40	23,200

		23,630

Total United States (Cost $20,053)		23,630

Total Options (Cost $20,053)		23,630

Short-Term Investment—10.74%
Time Deposit—10.74%
Citibank, 0.03%, 07/02/2012(f)	$724,609	724,609

Total Short-Term Investment (Cost $724,609)		724,609

Total Investments (Cost $4,783,108)—57.59%		3,886,019

Other Assets in Excess of Liabilities, Net—42.41%		2,861,162

Total Net Assets—100.00%		$6,747,181

Schedule of Securities Sold Short	Number of Shares	Fair Value
Common Stocks—13.66%
Amazon.com, Inc. (a)	220	$50,237
Boston Beer Co., Inc. Class A (a)	600	72,600
Canadian Pacific Railway Ltd.	700	51,282
Estee Lauder Companies Class A	1,600	86,592
PerkinElmer, Inc.	1,800	46,440
Quest Diagnostics, Inc.	2,000	119,800
Sherwin-Williams Co.	1,000	132,350
SPDR S&P Oil & Gas Equipment & Services ETF	2,950	90,595
Taylor Capital Group, Inc. (a)	4,000	65,560
Toro Co.	700	51,303
Verizon Communications, Inc.	3,000	133,320

	Number of Shares	Fair Value
Common Stocks—(continued)
Waters Corp. (a)	275	21,854

Total Common Stocks		921,933

Exchange-Traded Funds—7.99%
iShares Dow Jones US Aerospace & Defense Index Fund	800	51,200
Market Vectors Agribusiness ETF	500	24,790
PowerShares Water Resources Portfolio	2,000	36,300
SPDR S&P Homebuilders ETF	4,000	85,400
SPDR S&P Regional Banking ETF	6,000	164,280
SPDR S&P Retail ETF	3,000	177,090

Total Exchange-Traded Funds		539,060

Total Securities Sold Short (Proceeds: $1,320,957)		$1,460,993

	Number of Contracts	Fair Value
Call Options Written—0.05%
SUPERVALU, Inc. Expiration: July, 2012
Exercise Price: $5.00	105	$2,100
Ventrus Biosciences, Inc. Expiration: September, 2012
Exercise Price: $15.00	25	125
Ventrus Biosciences, Inc. Expiration: September, 2012
Exercise Price: $5.00	10	1,250

Total Options Written (Premiums Received $9,698)		$3,475

	Number of Contracts Sold	Settlement Month	Unrealized Appreciation/ (Depreciation)
Futures
RUSSELL 2000 MINI September Futures	6	September, 2012	(18,730)
S&P 500 EMINI FUT September Futures	6	September, 2012	(8,625)

Total Futures Contracts Sold			(27,355)

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

(a)	Non-income producing security.
(b)	Indicates an illiquid security. Total market value for illiquid securities is $452,220, representing 6.70% of net assets.
(c)	Indicates a fair valued security. Total market value for fair valued securities is $131,890, representing 1.95% of net assets.
(d)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended.
(e)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 6

Statement of Assets and Liabilities

June 30, 2012

Quaker Akros Absolute Return Fund
ASSETS:
Investments, at value	$3,886,019
Cash	748,125
Deposits with brokers for securities and options sold short and futures held Receivables:	3,549,740
Dividends and interest	7,935
Capital shares sold	16,826
Investment securities sold	50,464
Prepaid expenses and other assets	4,030

Total assets	8,263,139

LIABILITIES:
Call Options Written, at value	3,475
Securities sold short, at value	1,460,993
Futures held	27,355
Payables:
Due to Advisor (Note 3)	7,131
Dividends on securites sold short	589
Distributions fees	1,339
Trustee expenses	548
Chief compliance officer fees	353
Accrued expenses	14,175

Total liabilities	1,515,958

NET ASSETS	$6,747,181
NET ASSETS CONSIST OF:
Paid-in capital	$7,872,070
Accumulated net realized loss on investments	(16,899)
Accumulated net investment loss	(49,734)
Net unrealized depreciation on investments	(1,058,256)

Total Net Assets	$6,747,181

Total Investments, at Cost	$4,783,108

Proceeds from Securities Sold Short	1,320,957

Premiums on options	9,698

Class A Shares:
Net Assets	$4,696,671
Shares of Beneficial interest outstanding(1)	566,265
Net Asset Value per share and redemption price per share	$8.29

Offering price per share (100 ÷ 94.50 × net asset value per share)	$8.77

Class C Shares:
Net Assets	$380,929
Shares of Beneficial interest outstanding(1)	46,570
Net Asset Value per share and redemption price per share	$8.18

Institutional Class Shares:
Net Assets	$1,669,581
Shares of Beneficial interest outstanding(1)	200,342
Net Asset Value per share and redemption price per share	$8.33

(1)	Unlimited number of shares of beneficial interest with a $0.01 par value, authorized.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 7

Statement of Operations

For the Fiscal Year Ended June 30, 2012

Quaker Akros Absolute Return Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes)	$24,714
Interest	53,386

Total Income	78,100

Expenses:
Investment advisory fees (Note 3)	101,671
Fund administration fees	4,194
Fund accounting fees	17,583
Transfer agent fees	19,225
Custody fees	8,722
Trustee fees and meeting expenses	3,081
Legal fees	938
Audit fees	4,895
Distribution Fee—Class A	14,377
Distribution Fee—Class C	4,126
Officers’ compensation fees	4,262
Registration and filing expenses	13,958
Printing expenses	4,278
Dividends and Interest on securities sold short	9,290
Other operating expenses	4,664

Total expenses	215,264

Less:
Investment advisory fees waived & reimbursed (Note 3)	(55,214)
Net expenses	160,050

Net investment loss	(81,950)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized loss from investments, (excluding short securities)	(144,883)
Net realized gain from short securities	30,522
Net realized gain from written options	112,962
Net realized gain on futures	104,293

Net change in unrealized depreciation on investments (excluding short securities)	(639,447)
Net change in unrealized appreciation on short securities	130,091
Net change in unrealized appreciation on written options	1,633
Net change in unrealized loss on futures	(27,355)

Net realized and unrealized loss on investments and foreign currency transactions	(432,184)

Net decrease in net assets resulting from operations	$(514,134)

Foreign withholding taxes on dividends	$(2,409)

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30, 2012

Quaker Akros Absolute Return Fund
For the Fiscal Year Ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(81,950)

Net realized gain from investment transactions and foreign currency transactions	72,372
Net realized gain from securities sold short	30,522
Change in net unrealized depreciation on investments	(665,169)
Change in net unrealized depreciation on short securities	130,091

Net decrease in net assets resulting from operations	(514,134)

Capital share transactions
Decrease in net assets from fund share transactions (Note 9)	(5,261,426)

Total decrease in net assets	(5,775,560)

NET ASSETS
Beginning of period	12,522,741

End of period	$6,747,181

Accumulated net investment loss, at end of period	$(49,734)

For the Period Ended June 30, 2011*
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(131,388)

Net realized gain from investment transactions and foreign currency transactions	381,613
Net realized loss from securities sold short	(316,429)
Change in net unrealized depreciation on investments	(753)

Net decrease in net assets resulting from operations	(66,957)

Distributions to shareholders from
Net realized capital gain—Class A	(244,675)
Net realized capital gain—Class C	(614)
Net realized capital gain—Class I	(44,331)
Return of Capital—Class A	(43,829)
Return of Capital—Class C	(110)
Return of Capital—Class I	(7,941)

Total Distributions	(341,500)

Capital share transactions
Increase in net assets from fund share transactions (Note 9)	2,948,106

Total increase in net assets	2,539,649

NET ASSETS
Beginning of period	9,983,092

End of period	$12,522,741

Accumulated net investment loss, at end of period	$(131,388)

*	Financial Statement data for this Fund reflects the period September 1, 2010 to June 30, 2011.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 9

Statements of Changes in Net Assets

The following Statement of Changes in Net Assets is for the prior year fiscal year period of the Quaker Akros Absolute Return Fund, while the Fund was still operating as the Akros Absolute Return Fund. To comply with proper reporting requirements, we have included this statement to disclose a full year of activity for the Statement of Changes in Net Assets. Due to the change in the Fund’s fiscal year end from August 31 to June 30, the information provided in the previous statements included a partial period from September 1, 2010 to June 30, 2011, requiring us to further disclose the following statement.

Year Ended August 31, 2010
From Operations
Net investment loss	$(100,115)

Net Realized Gain on:
Investments	205,277
Purchased Options	—
Short Transactions	60,631
Foreign Currency Translation	—
Option Contracts Expired or Closed	66,440
Futures Contracts Closed	73,469
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(374,777)
Short Transactions	(57,311)
Options Contracts	(231)
Futures Contracts	50,876

Net Decrease in Net Assets from Operations	(75,741)

From Distributions
Net Investment Income	—
Net Realized Gain on Investments	(265,719)

Net Decrease in Net Assets Resulting from Distributions Paid	(265,719)

From Capital Share Transactions
Proceeds from Shares Sold	6,812,301
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	181,130
Payments for Shares Redeemed *	(733,027)
Net Increase in Net Assets from Capital Share Transactions	6,260,404

Total increase in net assets	5,918,944

NET ASSETS
Beginning of period	4,064,148

End of period	$9,983,092

Undistributed Net Investment Income	$—

* Net of redemption fees of	$717

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 10

Financial Highlights

Quaker Akros Absolute Return Fund

(For a Share Outstanding Throughout the Period)

	Quaker Akros Absolute Return Fund
	Year Ended June 30, 2012	Class A For the period September 1, 2010 to June 30, 2011	Year Ended August 31, 2010
Net asset value, beginning of period	$8.84	$9.16	$9.84

Income from investment operations
Net investment loss(1)	(0.09)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.46)	0.08	(0.06)

Total from investment operations	(0.55)	(0.03)	(0.15)

Distributions to shareholders from:
Net investment income	—	—	—
Net realized capital gain	—	(0.25)	(0.53)
Return of capital	—	(0.04)	—

Total distributions		(0.29)	(0.53)

Paid-in capital from redemption fees	—	—	0.00‡

Net asset value, end of period	$8.29	$8.84	$9.16

Total Return(2)	(6.22)%	(0.39)%†*	(1.45)%
Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$4,697	$9,809	$9,983
Ratio of expenses to average net assets:
Expenses before reductions	2.67%	3.27%**	4.77%
Expenses net of fee waivers, if any	1.99%	1.99%**	2.28%
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.56%	2.97%**	4.48%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	1.88%	1.69%**	1.99%
Ratio of net investment income (loss) to average net assets***
Before waiver and expense reimbursement(3)	(1.71)%	(2.72)%**	(4.12)%
After waiver and expense reimbursement(3)	(1.03)%	(1.44)%**	(1.63)%
Portfolio turnover rate	103.42%	136.57%*	373.76%

	Quaker Akros Absolute Return Fund
	Year Ended August 31, 2009	Class A Year Ended August 31, 2008	Year Ended August 31, 2007
Net asset value, beginning of period	$9.68	$9.46	$10.07

Income from investment operations
Net investment income (loss)(1)	(0.06)	0.07	0.17
Net realized and unrealized gain (loss) on investments	0.51	0.64	(0.21)

Total from investment operations	0.45	0.71	(0.04)

Distributions to shareholders from:
Net investment income	(0.07)	(0.16)	(0.11)
Net realized capital gain	(0.22)	(0.33)	(0.46)
Return of capital	—	—	—

Total distributions	(0.29)	(0.49)	(0.57)

Paid-in capital from redemption fees	—	—	—

Net asset value, end of period	$9.84	$9.68	$9.46

Total Return(2)	5.30%	7.95%	(0.47)%
Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$4,064	$2,733	$2,362
Ratio of expenses to average net assets:
Expenses before reductions(3)	7.52%	8.91%	8.88%
Expenses net of fee waivers, if any(3)	2.03%	2.18%	2.45%
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	7.48%	8.72%	8.42%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)(3)	1.99%	1.99%	1.99%

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 11

Financial Highlights

Quaker Akros Absolute Return Fund

(For a Share Outstanding Throughout the Period)

	Quaker Akros Absolute Return Fund
	Class A
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007
Ratio of net investment income (loss) to average net assets***
Before waiver and expense reimbursement (3)	(6.25)%	(5.90)%	(4.64)%
After waiver and expense reimbursement(3)	(0.77)%	0.83%	1.79%
Portfolio turnover rate	456.41%	249.85%	301.09%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not annualized.
**	Annualized.
***	The net investment income (loss) ratios include dividends on short positions.
‡	Less than 0.5 cent per share.
†	The retuns shown represent performance for a period of less than one year.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 12

Financial Highlights

Quaker Akros Absolute Return Fund

(For a Share Outstanding Throughout the Period)

	Quaker Akros Absolute Return Fund Class C
	Year Ended June 30, 2012	For the period October 4, 2010 (commencement of operations) to June 30, 2011
Net asset value, beginning of period	$8.78	$9.25

Income from investment operations
Net investment loss(1)	(0.16)	(0.12)
Net realized and unrealized loss on investments	(0.44)	(0.06)

Total from investment operations	(0.60)	(0.18)

Distributions to shareholders from:
Net realized capital gain	—	(0.25)
Return of capital	—	(0.04)

Total distributions	—	(0.29)

Net asset value, end of period	$8.18	$8.78

Total Return(2)	(6.83)%	(2.02	)%†**
Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$381	$296
Ratio of expenses to average net assets:
Expenses before reductions(3)	3.42%	3.94	%***
Expenses net of fee waivers, if any(3)	2.74%	2.74	%***
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	3.29%	3.84	%***
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)(3)	2.61%	2.65	%***
Ratio of net investment loss to average net assets*
Before waiver and expense reimbursement(3)	(2.52)%	(3.05	)%***
After waiver and expense reimbursement(3)	(1.84)%	(1.86	)%***
Portfolio turnover rate	103.42%	136.57	%**

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	The net investment income (loss) ratios include dividends on short positions.
**	Not annualized.
***	Annualized.
†	The returns shown represent performance for a period of less than one year.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 13

Financial Highlights

Quaker Akros Absolute Return Fund

(For a Share Outstanding Throughout the Period)

	Quaker Akros Absolute Return Fund Institutional Class
	Year Ended June 30, 2012	For the period October 4, 2010 (commencement of operations) to June 30, 2011
Net asset value, beginning of period	$8.86	$9.25
Income from investment operations
Net investment loss(1)	(0.06)	(0.07)
Net realized and unrealized loss on investments	(0.47)	(0.03)

Total from investment operations	(0.53)	(0.10)

Distributions to shareholders from:
Net realized capital gain	—	(0.25)
Return of capital	—	(0.04)

Total distributions	—	(0.29)

Net asset value, end of period	$8.33	$8.86

Total Return(2)	(5.98)%	(1.14	)%†**
Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$1,670	$2,418
Ratio of expenses to average net assets:
Expenses before reductions(3)	2.42%	2.93	%***
Expenses net of fee waivers, if any(3)	1.74%	1.74	% ***
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	2.31%	2.62	%***
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)(3)	1.63%	1.44	%***
Ratio of net investment loss to average net assets*
Before waiver and expense reimbursement(3)	(1.44)%	(2.17	)%***
After waiver and expense reimbursement(3)	(0.76)%	(0.99	)%***
Portfolio turnover rate	103.42%	136.57	%**

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	The net investment income (loss) ratios include dividends on short positions.
**	Not annualized.
***	Annualized
†	The returns shown represent performance for a period of less than one year.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 14

Notes to the Financial Statements

Note 1—Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has eight series: Quaker Akros Absolute Return Fund (formerly, Quaker Akros Absolute Strategies Fund) (“Akros Absolute Return”), Quaker Capital Opportunities Fund (“Capital Opportunities”), Quaker Event Arbitrage Fund (“Event Arbitrage”) Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), Quaker Small-Cap Growth Tactical Allocation Fund (“Small-Cap Growth Tactical Allocation”), Quaker Small-Cap Value Fund (“Small-Cap Value”) and Quaker Strategic Growth Fund (“Strategic Growth”) (each a “Fund” and collectively, “Funds”). All Funds are diversified with the exception of Akros Absolute Return, Capital Opportunities and Event Arbitrage. The investment objectives of the Akros Absolute Return is set forth below.

Akros Absolute Return commenced operations on October 4, 2010 in conjunction with the reorganization of the Akros Absolute Return Fund (“Absolute Return Fund”). The predecessor Absolute Return Fund commenced operations on September 30, 2005. The investment objective of this Fund is to seek long-term growth of capital. The investment objective of the Fund is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval.

Effective March 25, 2011, the Board approved changing the name of the Quaker Akros Absolute Strategies Fund to the Quaker Akros Absolute Return Fund. There have been no changes to the investment objective or strategies of the Fund.

The Fund currently offers three classes of shares (Class A, Class C and Institutional Class Shares). Class A Shares are charged a front-end sales charge and a distribution and servicing fee; Class C shares are charged a distribution fee, but bear no front-end sales charge or contingent deferred sales charge (“CDSC”); and Institutional Class Shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds.

Quaker Funds, Inc. (“QFI”), the investment adviser to the Fund, has the ability to waive the minimum investment for Institutional Class shares at its discretion.

Note 2—Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation. The Fund’s investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

Short-term investments are valued at amortized cost, which approximates fair market value.

The Fund has adopted fair valuation procedures to value securities at fair market value in certain circumstances and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Fund will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Fund’s fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

2012 ANNUAL REPORT  |  15

Notes to the Financial Statements

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private equity holdings are audited financial statements, expenses occurred from the partnership, interim financial statements, capital call, distributions and publicly traded securities. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level I—Quoted prices in active markets for identical securities.

Level II—Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Municipal securities, long-term U.S. Government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level III—Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

Equity and option securities, for which market quotations are readily available, are valued at the last reported sale price and are categorized as Level 1. Investments in open-end mutual funds, exchange traded funds (“ETF’s”) and futures are valued at their closing net asset value each business day and are categorized as Level 1. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair market value and are categorized as Level 1.

For international equity securities traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used, and these securities are categorized as Level 2.

The Fund also holds securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

2012 ANNUAL REPORT  |  16

Notes to the Financial Statements

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities:

Category	Akros Absolute Return	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Corporate Bonds
Energy		$0	$46,500	$0	$46,500
Financial		0	402,129	0	402,129
Common Stocks
Basic Materials		141,560	0	0	141,560
Communications		125,226	0	0	125,226
Consumer, Cyclical		0	0	8	8
Consumer, Non-cyclical		220,620	0	0	220,620
Diversified		417,430	0	0	417,430
Energy		470,503	0	0	470,503
Financial		432,782	0	0	432,782
Healthcare		193,813	0	0	193,813
Industrial		145,429	0	0	145,429
Technology		228,028	0	8,112	236,140
Utilities		112,860	0	0	112,860
Exchange-Traded Fund
Funds		58,560	0	0	58,560
Warrants
Technology		10,450	0	0	10,450
Private Placements
Technology		0	0	18,770	18,770
Preferred Stock
Healthcare		0	0	105,000	105,000
Options		23,630	0	0	23,630
Short-Term Investment		724,609	0	0	724,609

		$3,305,500	$448,629	$131,890	$3,886,019

Call Options—Written		$(3,475)	$0	$0	$(3,475)
Securities Sold Short		$(1,460,993)	$0	$0	$(1,460,993)
Futures		$(27,355)	$0	$0	$(27,355)

Total		$1,813,677	$448,629	$131,890	$2,394,196

There have been no transfers in and out of Level 1 and Level 2 fair value measurements during the year ended June 30, 2012.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period July 1, 2011, through June 30, 2012.

2012 ANNUAL REPORT  |  17

Notes to the Financial Statements

Category	Akros Absolute Return	Balance as of 6/30/2011	Purchases	Sales	Realized gain (loss)	Net unrealized appreciation(depreciation)	Amortized discounts/ premiums	Transfers in to Level 3	Transfers out of Level 3	Balance as of 6/30/2012
Common Stock
Consumer, Cyclical		$170	$—	$—	$—	$(162)	$—	$—	$—	$8
Financial		13,219	—	—	—	429	—	—	(13,648)	—
Technology		—	—	—	—	8,112	—	—	—	8,112
Preferred Stock
Healthcare		105,000	—	—	—	—	—	—	—	105,000
Private Placement
Technology		58,315	—	(54,673)	291	14,837	—	—	—	18,770
Warrant
Technology		26	—	—	—	(26)	—	—	—	—

		$176,730	$—	$(54,673)	$291	$23,190	$—	$—	$(13,648)	$131,890

Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2012 $23,190.

B. Federal Income Taxes. It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2012 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

The Fund may make short sales of investments, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

2012 ANNUAL REPORT  |  18

Notes to the Financial Statements

D. Options Contracts Written. The Fund may write options to manage exposure to certain changes in the market. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

E. Purchased Options. The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. The Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

F. Futures Contracts. The Fund may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Fund intends to purchase. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

G. Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Fund’s books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

H. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

2012 ANNUAL REPORT  |  19

Notes to the Financial Statements

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

I. Portfolio Investment Risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The Akros Absolute Return Fund is not a “diversified” Fund, which means that the Fund may allocate their investments to a relatively small number of issuers or to a single industry, making the Fund more susceptible to adverse developments of a single user or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

J. Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

K. Expense Allocations. Expenses that are not series (Fund) specific are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets.

L. Distributions to Shareholders. The Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

M. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

N. Security Loans. The Fund receives compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

O. Derivative Instruments. Effective June 30, 2009, the Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Funds’ financial statements.

The Fund traded financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at June 30, 2012 was as follows:

Akros Absolute Return

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)
Written Options	$—	$3,475
Futures	—	27,355
Purchased Options	23,630	—

(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Call Options Written, at value and Futures held.

2012 ANNUAL REPORT  |  20

Notes to the Financial Statements

The effect of derivative instruments on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the period ended June 30, 2012 was as follows:

Akros Absolute Return

Derivative	Realized gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized appreciation (Depreciation) on Derivatives Recognized in Income(2)
Written Options	$112,962	$1,633
Futures	104,293	(27,355)
Purchased Options	(15,122)	3,577

(1)	Statement of Operations location: Net realized gain (loss) from written options, net realized gain (loss) from investments and net realized gain (loss) on futures.
(2)

Statement of Operations location: Net unrealized appreciation (depreciation) on written options, net unrealized appreciation (depreciation) on investments and net unrealized appreciation (depreciation) on futures.

The average notional amounts of written options, purchased options and futures contracts outstanding during the period ended June 30, 2012 were approximately as follows:

Fund	Written Options	Purchased Options	Futures
Akros Absolute Return	$8,651	$4,631	$1,001,826

Note 3—Investment Advisory Fee and Other Related Party Transactions

QFI serves as investment adviser to the Fund. Pursuant to separate investment subadvisory agreements, QFI has selected the following investment advisory firm to serve as sub-adviser:

Fund	Sub-adviser
Akros Absolute Return	Akros Capital, LLC

QFI or the sub-adviser provide the Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2012. Amounts are expressed as an annualized percentage of average net assets.

Fund	Aggregate advisory fee paid to QFI	Subadvisory fee paid by QFI to the sub-adviser	Advisory & subadvisory fees waived & reimbursed
Akros Absolute Return	1.25%	0.75%	0.68%

For the fiscal year ending June 30, 2012, QFI and the sub-adviser earned and reimbursed fees as follows:

	Aggregate advisory fee paid to QFI	Subadvisory fee paid by QFI to the Sub-Advisor	Advisory & subadvisory fees waived & reimbursed
Akros Absolute Return	$101,671	$61,002	$55,214

Akros Capital, LLC, the sub-adviser to Akros Absolute Return has waived a portion of its subadvisory fee to the extent that the total operating expenses of Akros Absolute Return (exclusive of 12b-1 fees) exceeded the annual rate of 1.99% for Class A shares, 2.74% for Class C shares, and 1.74% for Institutional Class shares of the average net assets of each class, respectively. If, at any time,

2012 ANNUAL REPORT  |  21

Notes to the Financial Statements

the annualized expenses of Akros Absolute Return were less than the annualized expense ratio, the Trust, on behalf of Akros Absolute Return, would reimburse QFI for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Akros Absolute Return, and (b) can be repaid without causing the expenses of Akros Absolute Return to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from October 28, 2011 until October 28, 2012. This agreement shall automatically terminate upon termination of the advisory agreement between QFI and the Trust or, with respect to the Akros Absolute Return Fund, in the event of its merger or liquidation.

At June 30, 2012, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be recouped was $328,357. The Advisor may recapture portions of the above amount no later than the dates stated below:

	August 30, 2013	June 30, 2014	June 30, 2015
Akros Absolute Return	$152,600	$120,543	$55,214

US Bancorp Fund Services, LLC (“USB”), serves as the Trust’s transfer, dividend paying, and shareholder servicing agent (“Transfer Agent”). The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder functions. As compensation for its services, the Transfer Agent receives a fee at the annual rate ranging between $8 and $11 dollars per shareholder account.

Brown Brothers Harriman & Co. serves as fund accountant and administrator (“Administrator”) for the Trust pursuant to a written agreement with the Trust. The Administrator provides fund accounting services and administrative services to each Fund. As compensation for its services, the Administrator receives a fee at the annual rate of 0.025% for accounting and 0.030% for administration of the aggregate of the Trust’s first $2 billion of average daily net assets and 0.020% for accounting and 0.025% for administration for over $2 billion of average daily net assets.

The Trust will incur an annual account minimum if, on an annual basis, the asset charges do not exceed the account minimum charges.

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Class A Plan provides that the Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that the Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.

For the fiscal year ending June 30, 2012, the Distributor received $399 in underwriter concessions from the sale of Funds shares.

Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For the fiscal year ending June 30, 2012, the Fund was allocated $4,311 of the CCO’s fees for compensation.

Note 4—Purchases and Sales of Investments

For the fiscal year ending June 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

Fund	Purchases	Sales
Akros Absolute Return	$5,163,545	$9,665,955

2012 ANNUAL REPORT  |  22

Notes to the Financial Statements

Note 5—Options Written

A summary of option contracts written by the Fund during the fiscal year ended June 30, 2012 is as follows:

	Akros Absolute Return
	Number of Contracts	Option Premiums
Options outstanding at beginning of period	311	$13,046
Options written	2,998	117,273
Options exercised	(638)	(45,389)
Options expired	(2,531)	(75,232)

Options outstanding at end of period	140	$9,698

Note 6—Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2012 for the Fund was as follows:

Fund	Cost	Gross Appreciation	Net Gross Depreciation	Appreciation (Depreciation)
Akros Absolute Return	$4,807,972	$88,643	$(1,010,596)	$(921,953)

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Loss	Capital Loss Carryforward	Late Year Losses	Total Distributable Earnings
Akros Absolute Return	$(1,075,155)	$–	$—	$—	$(49,734)	$(1,124,889)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options and the differing book/tax treatment of unrealized appreciation/depreciation on futures contracts.

The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized.

2012 ANNUAL REPORT  |  23

Notes to the Financial Statements

Note 7—Reclassification of Capital Accounts

In accordance with the accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2012, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

Fund	Accumulated Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)	Capital Paid in on Shares of Beneficial Interest
Akros Absolute Return	$34,616	$(28,545)	$(6,071)

Note 8—Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for the Fund’s fiscal year as required by federal securities laws.

The tax character of dividends and distributions paid during the fiscal years of 2012 and 2011 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2012	2011	2012	2011	2012	2011
Akros Absolute Return	$—	$341,500	$—	$—	$—	$(51,880)

Note 9—Fund Share Transactions

At June 30, 2012, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of the Fund:

	Akros Absolute Return
	For the Fiscal Year Ended June 30, 2012				For the nine-month period September 1, 2010 through June 30, 2011
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	123,496	(667,212)	—	566,265	689,900	(699,040)	29,261	1,109,981
Value	$1,057,720	$(5,813,173)	$—		$6,281,813	$(6,386,662)	$261,597
Class C
Shares	38,600	(25,713)	—	46,570	33,614	(12)	81	33,683
Value	$323,952	$(216,198)	$—		$297,968	$(115)	$724
Institutional Class
Shares	41,220	(113,833)	—	200,342	273,787	(6,668)	5,837	272,956
Value	$356,147	$(969,874)	$—		$2,500,479	$(59,881)	$52,183

Note 10—5% Shareholders

At June 30, 2012, three unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held 46.83% of the outstanding shares of the Fund. Transactions by these shareholders may have a material impact upon the Fund.

Note 11—Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is dependant on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Note 12—Securities Lending

At June 30, 2012 the Fund had no securities out on loan.

2012 ANNUAL REPORT  |  24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

The Board of Trustees of

Quaker Investment Trust

We have audited the accompanying statement of assets and liabilities of Quaker Akros Absolute Return Fund, (the “Fund”) a series of Quaker Investment Trust (the “Trust”), including the schedule of investments, as of June 30, 2012, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2011 and the financial highlights for each of the four years in the period then ended were audited by other auditors, whose report dated August 29, 2011 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quaker Akros Absolute Return Fund, as of June 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2012

2012 ANNUAL REPORT  |  25

Trustees and Officers

June 30, 2012

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by QFI, subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below:

Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Directorships Held by Trustee(1)
Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 69	Chairman of the Board and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996–present).	8	None

Laurie Keyes (3), (4) 309 Technology Drive Malvern, PA 19355 Age 62	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996–present).	8	None

Justin Brundage (5) 309 Technology Drive Malvern, PA 19355 Age 42	Secretary	Since Nov. 2006	President, Quaker Funds, Inc. (2007–present); Chief Operating Officer, Quaker Funds, Inc. (2005–present).	None	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 47	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. (2003–present); Chief Compliance Officer for the Quaker Investment Trust (2004–present).	None	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 58	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (commercial insurance brokerage firm) (1979–present).	8	Director, ACP Funds Trust

Gary Edward Shugrue 309 Technology Drive Malvern, PA 19335 Age 58	Trustee	Since July 2008	President and Chief Investment Officer, Ascendant Capital Partners.	8	Director, BHR Institutional Funds; Director, ACP Funds Trust

Warren West 309 Technology Drive Malvern, PA 19355 Age 55	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998–present).	8	None

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 72	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer	Since Nov. 2005 Nov., 1996—Jan., 2005	Chairman-Executive Committee, Technology Development Corp., (1997—Present) technology development and manufacturing firm (1997–present); Affiliated Faculty, University of Pennsylvania (1998–present).	8	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.
	Trustee	Nov., 1996—Feb., 2002

2012 ANNUAL REPORT  |  26

Trustees and Officers

(1)	Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (“Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.
(2)	Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.
(3)	Mr. King and Ms. Keyes are husband and wife.
(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.
(5)	Mr. Brundage is Ms. Keyes’ son.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.

2012 ANNUAL REPORT  |  27

Board consideration of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on April 26, 2012, the Independent Trustees of the Board of the Trust considered the continuation of the Investment Advisory Agreement between the Trust and QFI, and the Sub-Advisory Agreement between QFI and Akros Capital LLC (collectively,“Agreements”) with regard to the Fund. At the meeting, the Independent Trustees reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the renewal of the Agreements. Each of the Agreements was approved for a one year period.

In arriving at their decision to renew the Agreements, the Board, including the Independent Trustees, considered a variety of information concerning QFI and the sub-adviser. In considering the continuation of the Agreements, the Board, including the Independent Trustees, considered the nature and quality of the services provided by QFI and the sub-adviser, the proposed fee structures, the level of fee waivers, the Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Fund and other possible benefits QFI and the sub-adviser derived from their relationships with the Fund. The Board, including the Independent Trustees, carefully analyzed the information provided to them by QFI and the sub-adviser, focusing particularly on the level of advisory fees and expenses of the Fund compared with information for similar funds, and the performance of the Fund compared to funds with similar investment objectives. The Board, including the Independent Trustees, also considered other information that it had received from QFI and the sub-adviser at other meetings throughout the year.

In examining the nature, extent and quality of the services to be provided by QFI, the Board, including the Independent Trustees, considered the portfolio management, administrative and supervisory services provided by QFI. The Board, including the Independent Trustees, acknowledged the value of QFI’s historical performance of services for the Fund. The Independent Trustees were satisfied with the nature, extent and quality of the services provided by QFI to the Fund. The Board’s view was based upon factors such as the background and experience of management personnel involved in the Fund’s operations, the quality and thoroughness of the monitoring of the Fund’s investment performance conducted by QFI, reports furnished by QFI as to adherence with various compliance and procedural matters, the monitoring of various service providers to the Fund, and QFI’s success in obtaining meaningful information on a timely basis from the Fund’s sub-adviser. The Board, including the Independent Trustees, noted QFI’s commitment to servicing the Funds as its only client, QFI’s efforts during the past year to reduce Fund expenses, and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers by QFI.

With respect to the nature, extent and quality of the services provided to the Fund by the sub-adviser, the Board, including the Independent Trustees, considered the quality of the portfolio management services that the sub-adviser provided to the Fund, the depth, and experience and demonstrated consistency in investment approach of the sub-adviser’s portfolio management teams. Particular attention was given to analysis involved in the review of sub-adviser performance for the Fund. The nature of the services of the sub-adviser to the Fund was considered primarily in respect to the investment performance of the Fund. The Board was, however, satisfied with the adherence by the sub-adviser with the investment policies and restrictions of the Fund advised, as well as its adherence to various compliance and other procedures based on personnel presentations made by sub-adviser’s portfolio managers and QFI’s reports of its discussions with the sub-adviser, as well as certifications and materials furnished at Board meetings.

With respect to the Fund’s investment performance, the Board, including the Independent Trustees, reviewed the Fund’s performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Board, including the Independent Trustees, considered factors, including but not limited to the sub-adviser’s management style, peer group performance and overall market conditions that have affected the performance of the Fund relative to its peer group and benchmarks.

With respect to the costs of the services to be provided and profits to be realized by QFI from its relationship with the Trust, the Board, including the Independent Trustees, considered QFI’s and the subadviser’s willingness to waive fees. The Board, including the Independent Trustees, also considered that QFI and the sub-adviser might be able to recover some of its waived fees in the future. Because QFI has no other advisory accounts, the Board, including the Independent Trustees, did not consider the relationship between QFI’s advisory fees compared to other accounts that QFI advises. The Board, including the Independent Trustees, also discussed efforts being taken by QFI to reduce Fund expenses. In light of such considerations and factors and taking into account the nature of the Fund’s operations and overall performance, the Board, including the Independent Trustees, found the expenses of the Fund to be acceptable.

The Board, including the Independent Trustees, considered whether there are any ancillary benefits that may accrue to QFI or a sub-adviser resulting from their relationship with the Funds. Based on the information provided, the Board, including the Independent Trustees, noted that there did not appear to be any significant benefits in this regard.

2012 ANNUAL REPORT  |  28

Board consideration of the Investment Advisory and Sub-Advisory Agreements

Based on the totality of the information considered, the Board, including the Independent Trustees, concluded that the Fund was likely to benefit from the nature, extent and quality of QFI’s and the sub-adviser’s services, as applicable, and that QFI and the sub-adviser have the ability to continue to provide these services based on their respective experience, operations and resources.

After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by QFI and the sub-adviser, the Board, including the Independent Trustees, concluded that the level of fees to be paid to QFI and the sub-adviser was reasonable.

In voting unanimously to approve the Agreements based on the various considerations discussed above, the Board, including the Independent Trustees, determined that the approval of the Agreements was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Trustees, approved the Agreements.

2012 ANNUAL REPORT  |  29

General Information (Unaudited)

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2012. During the fiscal year ended June 30, 2012, the Fund did not distribute long-term capital gains.

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year is considered qualified dividend income.

Fund	Amount	Percentage
Akros Absolute Return	—	—

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage
Akros Absolute Return	—	—

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Fund’s fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2013 to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

2012 ANNUAL REPORT  |  30

The Quaker Funds are distributed by

Foreside Fund Services, LLC.

Contact us:

Quaker Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC.

PO Box 701

Milwaukee, WI 53201-0701

800-220-8888

www.quakerfunds.com

©2012 Quaker® Investment Trust

QKARAK 062012

ANNUAL REPORT

2012

QUAKER CAPITAL OPPORTUNITIES FUND

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, non-diversification, short sales, foreign securities, special situations, debt securities and value growth investing. Please refer to the prospectus for more complete information.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the sub-adviser through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders

June 30, 2012

Dear Fellow Shareholder,

The premise on which Quaker Funds, Inc. was founded was the desire to afford everyday investors access to the same tactical allocation used by professional money managers to augment traditional investing strategies within a holistic asset allocation mix. Our commitment to this principle is still as strong today as it was the day we opened our doors.

Our management team continually strives to provide our shareholders with innovative investment alternatives and advisers that constantly seek superior returns. Thank you for your trust and investment in the Quaker Funds.

Sincerely,

Jeffry King

Chairman & CEO

Quaker Investment Trust

Performance Update

Quaker Capital Opportunities Fund (QUKTX, QCOCX, QCOIX)

Objectives and Principal Strategies

The Quaker Capital Opportunities Fund (“Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in a limited number of securities which the Fund’s sub-adviser believes shows a high probability for superior growth.

Performance Review and Market Outlook

The Fund underperformed the S&P 500 Total Return Index (“S&P 500”) for the fiscal year ending June 30, 2012, as world financial markets remained in varied states of uncertainty. For the year ended June 30, 2012, the S&P 500 returned 5.45% while the Fund returned -7.70%. Returns were adversely impacted as the Fund transitioned management styles to a multi-strategy/multi-disciplined approach. This process included allocations to large cap value, international American Depository Receipts securities, which were the key drivers of underperformance in a marketplace that was marked by both increased volatility and a decided growth bias. Throughout the second half of 2011, the equity markets focused on the U.S. deficit, lowering of the U.S. debt rating, slow down in U.S. GDP and the expiration or extension of the so-called Bush era tax cuts. Critical focus then shifted to the 17 countries in the Eurozone, where volatility seemed likely to continue as Greece, Spain, Italy and other countries attempted to resolve their budget issues.

Investors entered 2012 in much the same manner as they entered 2011 – with high expectations. The first half of 2012 was a tale of two quarters. The first quarter was very strong with the S&P 500 up 12.59%. There seemed to be a sense that Europe may work out its issues concerning austerity and debt levels. There were also signs of stronger economic data in the U.S. The second quarter of 2012, however, gave back many of the gains of the first quarter by the end of May. Investors’ concerns escalated about the future of the European currency union, slowing global growth, discouraging data on unemployment in the U.S. and renewed focus on the capitalization of some banks in Europe and the U.S. China and India also experienced slowdowns in growth, which put downward pressure on the prices of oil, other commodities and stocks in general. However, the equity markets were strong in the month of June amidst signs of the European situation stabilizing.

Although there are clear indications that the remainder of 2012 will continue to be volatile, there are a number of events which could impact the equity markets, including U.S. economic data and the U.S. presidential election, the Eurozone debt crisis and a slowdown in emerging market economies, primarily China.

Mindful of the risks associated with investing in stocks, we employ a multi-strategy/multi-disciplined approach which allows us to take the emotion out of the investment process while addressing the concerns of each investor from a number of observation and vantage points. We are cognizant of the many challenges that investors face both at home and around the world and believe that it remains important for us to continue to take a long-term perspective in the design of the Fund’s investment portfolio. By combining the selective disciplines of relative ranking quantitative analysis with fundamental/macro research and technical analytics, we strive to identify and invest in the appropriate capital opportunities.

Respectively,

Quantitative Strategies Group

ICC Capital Management, Inc.

SUB-ADVISER:

ICC Capital Management, Inc.

TOTAL NET ASSETS:

AS OF JUNE 30, 2012

$3,968,013

Top Ten Holdings ** (% of net assets)
AT&T, Inc.	2.90%
CBS Corp.	2.40%
Home Depot, Inc.	1.74%
US Bancorp	1.66%
Pfizer, Inc.	1.64%
Chevron Corp.	1.60%
Intel Corp.	1.53%
Wells Fargo & Co.	1.52%
Abbott Laboratories	1.50%
Apple, Inc.	1.47%

% Fund Total	17.96%

**	Excludes Short-Term Investments

2012 ANNUAL REPORT  |  2

Performance Update

	Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of Operations through 6/30/2012
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	1.81%	1/31/2002	-12.78%	-7.70%	-4.25%	-3.16%	2.42%	3.01%	1.75%	2.31%
Class C	2.56%	5/2/2002	-8.30%	-8.30%	-3.87%	-3.87%	2.25%	2.25%	1.69%	1.69%
Institutional Class	1.56%	5/5/2009	-7.46%	-7.46%	N/A	N/A	N/A	N/A	4.44%	4.44%
S&P 500 Total Return Index*			5.45%	5.45%	0.22%	0.22%	5.33%	5.33%	3.85%	3.85%

*	The benchmark since inception returns are calculated since commencement of January 31, 2002 through June 30, 2012.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

2012 ANNUAL REPORT  |  3

Expense Information

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/12	Annualized Expense Ratio For the Period	Ending Account Value 6/30/2012	Expenses Paid During Period*
Capital Opportunities
Actual return based on actual return of:
Class A	5.58%	$1,000.00	2.95%	$1,055.80	$15.08
Class C	50.14%	1,000.00	3.69%	1,051.40	18.82
Institutional Class	5.70%	1,000.00	2.61%	1,057.00	13.35
Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.95%	1,010.19	14.74
Class C		1,000.00	3.69%	1,006.51	18.41
Institutional Class		1,000.00	2.61%	1,011.88	13.06

*	Expenses are equal to the Funds' annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period muliplied by the number of days in the most recent fiscal half year (182) divided by 366 to reflect the one-half year period.

2012 ANNUAL REPORT  |  4

Schedule of Investments

Quaker Capital Opportunities Fund

June 30, 2012

	Number of Shares	Fair Value
Domestic Common Stocks—89.51%
Basic Materials—4.00%
Chemicals—2.84%
Albemarle Corp.	575	$34,293
Dow Chemical Co.	475	14,963
EI du Pont de Nemours & Co.	475	24,021
Monsanto Co.	125	10,347
PPG Industries, Inc.	275	29,183

		112,807

Mining—1.16%
Freeport-McMoRan Copper & Gold, Inc.	775	26,404
Newmont Mining Corp.	400	19,404

		45,808

Total Basic Materials (Cost: $163,570)		158,615

Communications—10.98%
Internet—1.37%
Google, Inc. Class A (a)	50	29,004
Symantec Corp. (a)	1,725	25,202

		54,206

Media—4.26%
CBS Corp. Class B	2,900	95,062
Comcast Corp. Class A	850	27,174
News Corp. Class B	1,225	27,587
Walt Disney Co.	400	19,400

		169,223

Telecommunications—5.35%
AT&T, Inc.	3,225	115,003
CenturyLink, Inc.	675	26,656
Cisco Systems, Inc.	1,400	24,038
Qualcomm, Inc.	200	11,136
Verizon Communications, Inc.	800	35,552

		212,385

Total Communications (Cost: $416,733)		435,814

Consumer, Cyclical—10.62%
Airlines—0.75%
Delta Air Lines, Inc. (a)	425	4,654
Southwest Airlines Co.	2,725	25,124

		29,778

Auto Manufacturers—1.46%
Ford Motor Co.	6,050	58,020

Auto Parts & Equipment—0.54%
Johnson Controls, Inc.	775	21,475

Home Builders—2.06%
DR Horton, Inc.	1,650	30,327
KB Home (b)	2,175	21,315
Pulte Group, Inc. (a)	2,825	30,228

		81,870

Leisure Time—0.60%
Harley-Davidson, Inc.	275	12,576
Royal Caribbean Cruises Ltd.	425	11,062

		23,638

Retail—4.44%
Brinker International, Inc.	350	11,154
Foot Locker, Inc.	500	15,290
Home Depot, Inc.	1,300	68,887
Macy’s, Inc.	500	17,175
McDonald’s Corp.	275	24,346
Starbucks Corp.	425	22,661
Tractor Supply Co.	200	16,612

		176,125

US Bancorp	2,050	65,928
Wells Fargo & Co.	1,800	60,192

		414,265

	Number of Shares	Fair Value
Domestic Common Stocks (continued)
Consumer, Cyclical (continued)
Toys/Games/Hobbies—0.77%
Hasbro, Inc.	900	$30,483

Total Consumer, Cyclical (Cost: $415,916)		421,389

Consumer, Non-cyclical—6.22%
Agriculture—0.55%
Philip Morris International, Inc.	250	21,815

Beverages—0.39%
Coca-Cola Co.	200	15,638

Cosmetics & Personal Care—0.54%
Procter & Gamble Co.	350	21,437

Food—4.04%
ConAgra Foods, Inc.	1,175	30,468
General Mills, Inc.	775	29,868
HJ Heinz Co.	600	32,628
Ingredion, Inc.	250	12,380
Kraft Foods, Inc. Class A	1,425	55,034

		160,378

Household Products—0.70%
Church & Dwight Co., Inc.	500	27,735

Total Consumer, Non-cyclical (Cost: $244,754)		247,003

Energy—9.62%
Coal—0.42%
Walter Energy, Inc.	375	16,560

Oil & Gas—7.78%
Apache Corp.	400	35,156
Atwood Oceanics, Inc. (a)	325	12,298
Chevron Corp.	600	63,300
Concho Resources, Inc. (a)	50	4,256
ConocoPhillips	250	13,970
Exxon Mobil Corp.	525	44,924
Hess Corp.	1,175	51,054
Marathon Oil Corp.	1,550	39,633
Phillips 66 (a)	375	12,465
Valero Energy Corp.	925	22,339
Whiting Petroleum Corp. (a)	225	9,252

		308,647

Oil & Gas Services—0.19%
CARBO Ceramics, Inc. (b)	100	7,673

Pipelines—1.23%
Oneok, Inc.	1,150	48,657

Total Energy (Cost: $426,889)		381,537

Financial—15.97%
Banks—10.44%
Bank of America Corp.	6,250	51,125
Bank of New York Mellon Corp.	1,550	34,023
Citigroup, Inc.	800	21,928
Fifth Third Bancorp	2,375	31,825
First Republic Bank (a)	775	26,040
Fulton Financial Corp.	1,950	19,481
Goldman Sachs Group, Inc.	325	31,154
JPMorgan Chase & Co.	1,625	58,061
State Street Corp.	325	14,508
Miscellaneous Manufacturing—2.16%
Donaldson Co., Inc.	1,050	35,038
Eaton Corp.	600	23,778
General Electric Co.	1,300	27,092

		85,908

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 5

Schedule of Investments

Quaker Capital Opportunities Fund

June 30, 2012

	Number of Shares	Fair Value
Domestic Common Stocks (continued)
Financial (continued)
Diversified Financial Services—3.90%
Affiliated Managers Group, Inc. (a)	350	$38,308
American Express Co.	550	32,016
BlackRock, Inc. Class A	175	29,718
Discover Financial Services	1,025	35,444
Invesco Ltd.	850	19,210

		154,696

Insurance—1.63%
Allstate Corp.	475	16,668
Lincoln National Corp.	1,250	27,337
MetLife, Inc.	675	20,824

		64,829

Total Financial (Cost: $629,369)		633,790

Healthcare—11.31%
Healthcare-Products—1.80%
Baxter International, Inc.	550	29,233
Becton Dickinson & Co.	325	24,294
St. Jude Medical, Inc.	450	17,959

		71,486

Healthcare-Services—2.23%
Aetna, Inc.	525	20,354
Cigna Corp.	950	41,800
UnitedHealth Group, Inc.	450	26,325

		88,479

Pharmaceuticals—7.28%
Abbott Laboratories	925	59,635
AmerisourceBergen Corp. Class A	825	32,464
Cardinal Health, Inc.	700	29,400
Eli Lilly & Co.	1,275	54,710
McKesson Corp.	275	25,781
Merck & Co., Inc.	525	21,919
Pfizer, Inc.	2,825	64,975

		288,884

Total Healthcare (Cost: $442,822)		448,849

Industrial—8.87%
Aerospace & Defense—0.52%
United Technologies Corp.	275	20,771

Electrical Components & Equipment—0.72%
Emerson Electric Co.	350	16,303
GrafTech International Ltd. (a)	1,275	12,304

		28,607

Electronics—0.79%
Gentex Corp.	975	20,348

Koninklijke Philips Electronics NV ADR Class NY	550	10,819

		31,167

Hand & Machine Tools—0.97%
Lincoln Electric Holdings, Inc.	875	38,316

Machinery-Construction & Mining—0.16%
Caterpillar, Inc.	75	6,368

Machinery-Diversified—1.29%
Cummins, Inc.	175	16,959
IDEX Corp.	875	34,108

		51,067

	Number of Shares	Fair Value
Domestic Common Stocks (continued)
Industrial (continued)
Packaging & Containers—0.38%
Rock-Tenn Co. Class A	275	$15,001

Transportation—1.88%
Kansas City Southern	300	20,868
Norfolk Southern Corp.	375	26,914
Union Pacific Corp.	225	26,845

		74,627

Total Industrial (Cost: $374,608)		351,832

Technology—9.09%
Computers—4.78%
Apple, Inc. (a)	100	58,400
International Business Machines Corp.	275	53,785
Mentor Graphics Corp. (a)	1,500	22,500
Microsoft Corp.	1,800	55,062

		189,747

Semiconductors—3.81%
Applied Materials, Inc.	2,425	27,790
Intel Corp.	2,275	60,629
KLA-Tencor Corp.	375	18,469
Micron Technology, Inc. (a)	7,000	44,170

		151,058

Software—0.50%
Fiserv, Inc. (a)	275	19,860

Total Technology (Cost: $345,710)		360,665

Utilities—2.83%
Electric—2.14%
American Electric Power Co., Inc.	925	36,908
NextEra Energy, Inc.	500	34,405
Progress Energy, Inc.	225	13,538

		84,851

Gas—0.69%
Sempra Energy	400	27,552

Total Utilities (Cost: $107,424)		112,403

Total Domestic Common Stocks (Cost $3,567,795)		3,551,897
Foreign Common Stocks—8.84%
Belgium—0.40%
Beverages—0.40%
Anheuser-Busch InBev NV ADR	200	15,930

Total Belgium (Cost: $11,530)		15,930

Brazil—0.24%
Oil & Gas—0.24%
Petroleo Brasileiro S.A. ADR	500	9,385

Total Brazil (Cost: $13,809)		9,385

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 6

Schedule of Investments

Quaker Capital Opportunities Fund

June 30, 2012

Canada—0.83%
Mining—0.83%
Barrick Gold Corp.	875	32,874

Total Canada (Cost: $34,188)		32,874

France—0.05%
Telecommunications—0.05%
Alcatel-Lucent ADR(a)	1,300	2,119

Total France (Cost: $7,348)		2,119

	Number of Shares	Fair Value
Foreign Common Stocks (continued)
Germany—1.14%
Auto Manufacturers—0.23%
Daimler AG Registered Shares Class REGISTERED	200	$8,958

Miscellaneous Manufacturing—0.42%
Siemens AG ADR	200	16,814

Software—0.49%
SAP AG ADR	325	19,292

Total Germany (Cost: $60,826)		45,064

Ireland—0.12%
Insurance—0.12%
XL Group PLC Class A	225	4,734

Total Ireland (Cost: $4,906)		4,734

Japan—1.82%
Auto Manufacturers—0.54%
Honda Motor Co. Ltd. ADR	625	21,663

Electrical Components & Equipment—0.62%
Hitachi Ltd. ADR	400	24,560

Electronics—0.32%
Kyocera Corp. ADR	150	12,810

Home Furnishings—0.21%
Sony Corp. ADR	575	8,188

Telecommunications—0.13%
Nippon Telegraph & Telephone Corp. ADR	225	5,206

Total Japan (Cost: $83,152)		72,427

Luxembourg—0.31%
Metal Fabricate & Hardware—0.31%
Tenaris S.A. ADR	350	12,239

Total Luxembourg (Cost: $15,757)		12,239

Netherlands—1.22%
Chemicals—0.23%
Akzo Nobel NV ADR	575	9,005

Engineering & Construction—0.19%
Chicago Bridge & Iron Co. NV	200	7,592

Food—0.71%
Unilever NV Class NY	850	28,347

Insurance—0.09%
ING Groep NV ADR(a)	525	3,507

Total Netherlands (Cost: $54,037)		48,451

Switzerland—0.27%
Semiconductors—0.27%
STMicroelectronics NV Class NY	2,000	10,880

Total Switzerland (Cost: $19,914)		10,880

United Kingdom—2.44%
Beverages—0.65%
Diageo PLC ADR	250	25,767

	Number of Shares	Fair Value
Foreign Common Stocks (continued)
United Kingdom (continued)
Lodging—0.27%
Intercontinental Hotels Group PLC ADR	450	$10,845

Oil & Gas—0.23%
BP PLC ADR	225	9,122

Pharmaceuticals—0.58%
GlaxoSmithKline PLC ADR	500	22,785

Telecommunications—0.71%
BT Group PLC ADR	425	14,101
Vodafone Group PLC ADR	500	14,090
		28,191

Total United Kingdom (Cost: $88,952)		96,710

Total Foreign Common Stocks (Cost $394,419)		350,813

Real Estate Investment Trust—0.67%
Kimco Realty Corp.	1,400	26,642

Total Real Estate Investment Trust (Cost $25,687)		26,642

Short-Term Investment—0.66%
Investment Trust—0.66%
Invesco Liquid Assets Portfolio, 0.16%(c)(d)	26,082	26,082

Total Short-Term Investment (Cost $26,082)		26,082

Total Investments (Cost $4,013,983)—99.68%		3,955,434

Other Assets in Excess of Liabilities, Net—0.32%		12,579

Total Net Assets—100.00%		$3,968,013

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of the security out on loan.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 7

Statement of Assets and Liabilities

June 30, 2012

Quaker Capital Opportunities Fund
ASSETS:
Investments, at value	$3,955,434
Receivables:
Dividends and interest	6,055
Capital shares sold	97
Investment securities sold	56,462
Securities lending income	75
Prepaid expenses and other assets	3,641

Total assets	4,021,764

LIABILITIES:
Cash Overdraft	5,346
Payables:
Due to Advisor (Note 3)	3,020
Capital shares redeemed	113
Upon return of securities loaned	26,082
Distributions fees	1,250
Trustee expenses	376
Chief compliance officer fee	216
Accrued expenses	17,348

Total liabilities	53,751

NET ASSETS	$3,968,013

NET ASSETS CONSIST OF:
Paid-in capital	$4,463,050
Accumulated net realized loss on investments	(413,175)
Accumulated net investment loss	(23,313)
Net unrealized depreciation on investments	(58,549)

Total Net Assets	$3,968,013

Total Investments, at Cost	$4,013,983

Market Value of securities loaned	25,506
Class A Shares:
Net Assets	$2,201,162

Shares of Beneficial interest outstanding(1)	290,698

Net Asset Value per share and redemption price per share	$7.57

Offering price per share (100 ÷ 94.50 × net asset value per share)	$8.01

Class C Shares:
Net Assets	$986,659
Shares of Beneficial interest outstanding(1)	141,764

Net Asset Value per share and redemption price per share	$6.96

Institutional Class Shares:
Net Assets	$780,192
Shares of Beneficial interest outstanding(1)	102,645

Net Asset Value per share and redemption price per share	$7.60

(1)	Unlimited number of shares of beneficial interest with a $0.01 par value, authorized.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 8

Statement of Operations

For the Fiscal Year Ended June 30, 2012

Quaker Capital Opportunities Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes)	$101,822
Interest	20
Securities lending income	296

Total Income	102,138

Expenses:
Investment advisory fees (Note 3)	47,077
Fund accounting fees	16,090
Transfer agent fees	9,145
Fund administration fees	3,538
Custody fees	24,643
Trustee fees and meeting expenses	1,597
Legal fees	1,829
Audit fees	2,092
Distribution Fee—Class A	7,047
Distribution Fee—Class C	12,543
Officers’ compensation fees	2,709
Registration and filing expenses	11,920
Printing expenses	2,250
Dividends and Interest on securities sold short	—
Other operating expenses	6,519

Total expenses	148,999

Less:
Investment advisory fees waived & reimbursed (Note 3)	—
Net expenses	148,999

Net investment loss	(46,861)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from investments, (excluding short securities)	(276,976)
Net realized gain from short securities	6,634
Net change in unrealized depreciation on investments (excluding short securities)	(258,804)

Net realized and unrealized loss on investments and foreign currency transactions	(529,146)

Net decrease in net assets resulting from operations	$(576,007)

Foreign withholding taxes on dividends	$(1,308)

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 9

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30, 2012

Quaker Capital Opportunities Fund
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(46,861)
Net realized loss from investment transactions and foreign currency transactions	(276,976)
Net realized gain from securities sold short	6,634
Change in net unrealized depreciation on investments	(258,804)

Net decrease in net assets resulting from operations	(576,007)

Distributions to shareholders from
Net realized capital gain—Class A	(186,406)
Net realized capital gain—Class C	(92,231)
Net realized capital gain—Institutional Class	(54,499)

Total Distributions	(333,136)

Capital share transactions
Decrease in net assets from fund share transactions (Note 8)	(2,371,770)

Total decrease in net assets	(3,280,913)

NET ASSETS
Beginning of period	7,248,926
End of period	$3,968,013

Accumulated net investment loss, at end of period	$(23,313)

For the Fiscal Year Ended June 30, 2011 INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(56,311)
Net realized gain from investment transactions and foreign currency transactions	1,447,843
Net realized gain from securities sold short	—
Change in net unrealized appreciation on investments	1,484,830

Net increase in net assets resulting from operations	2,876,362

Capital share transactions
Decrease in net assets from fund share transactions (Note 8)	(14,115,546)

Total decrease in net assets	(11,239,184)

NET ASSETS
Beginning of period	18,488,110

End of period	$7,248,926

Accumulated net investment loss, at end of period	$(56,311)

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 10

Financial Highlights

Quaker Capital Opportunities Fund

(For a Share Outstanding Throughout the Period)

	Quaker Capital Opportunities Fund
	Year Ended June 30, 2012	Class A Year Ended June 30, 2011	Year Ended June 30, 2010
Net asset value, beginning of period	$8.84	$7.49	$7.37

Income from investment operations
Net investment loss(1)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.65)	1.38	0.14

Total from investment operations	(0.71)	1.35	0.12

Distributions to shareholders from:
Net realized capital gain	(0.56)	—	—
Return of capital	—	—	—

Total distributions	(0.56)	—	—

Net asset value, end of period	$7.57	$8.84	$7.49

Total Return(2)	(7.70)%	18.02%	1.63%
Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$2,201	$4,196	$7,766
Ratio of expenses to average net assets:	2.79%	1.80%	1.75%
Ratio of net investment income (loss) to average net assets	(0.79)%	(0.30)%	(0.30)%
Portfolio turnover rate	226.47%	60.09%	139.57%

	Quaker Capital Opportunities Fund Class A
	Year Ended June 30, 2009	Year Ended June 30, 2008
Net asset value, beginning of period	$9.24	$11.30

Income from investment operations
Net investment income(1)	0.02	0.02
Net realized and unrealized gain (loss) on investments	(1.88)	(0.26)

Total from investment operations	(1.86)	(0.24)

Distributions to shareholders from
Net realized capital gain	(0.01)	(1.75)
Return of capital	—	(0.07)

Total distributions	(0.01)	(1.82)

Net asset value, end of period	$7.37	$9 .24

Total Return(2)	(20.18)%	(3.63)%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$7,979	$7,007
Ratio of expenses to average net assets	1.88%	1.59%
Ratio of net investment income to average net assets	0.22%	0.15%
Portfolio turnover rate	104.43%	75.18%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 11

Financial Highlights

Quaker Capital Opportunities Fund

(For a Share Outstanding Throughout the Period)

	Quaker Capital Opportunities Fund
	Year Ended June 30, 2012	Class C Year Ended June 30, 2011	Year Ended June 30, 2010
Net asset value, beginning of period	$8.23	$7.03	$6.97

Income from investment operations
Net investment loss(1)	(0.11)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.60)	1.29	0.14

Total from investment operations	(0.71)	1.20	0.06

Distributions to shareholders from:
Net realized capital gain	(0.56)	—	—
Return of capital	—	—	—

Total distributions	(0.56)	—	—

Net asset value, end of period	$6.96	$8.23	$7.03

Total Return(2)	(8.30)%	17.07%	0.86%
Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$987	$2,260	$3,428
Ratio of expenses to average net assets:	3.54%	2.55%	2.49%
Ratio of net investment income (loss) to average net assets	(1.54)%	(1.08)%	(1.05)%
Portfolio turnover rate	226.47%	60.09%	139.57%

	Quaker Capital Opportunities Fund
	Year Ended June 30, 2009	Class C Year Ended June 30, 2008
Net asset value, beginning of period	$8.80	$10.92

Income from investment operations
Net investment loss(1)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.78)	(0.20)

Total from investment operations	(1.82)	(0.30)

Distributions to shareholders from:
Net realized capital gain	(0.01)	(1.75)
Return of capital	—	(0.07)

Total distributions	(0.01)	(1.82)

Net asset value, end of period	$6.97	$8.80

Total Return(2)	(20.74)%	(4.38)%
Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$4,060	$5,322
Ratio of expenses to average net assets:	2.60%	2.34%
Ratio of net investment loss to average net assets	(0.53)%	(1.01)%
Portfolio turnover rate	104.43%	75.18%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 12

Financial Highlights

Quaker Capital Opportunities Fund

(For a Share Outstanding Throughout the Period)

	Quaker Capital Opportunities Fund
	Year Ended June 30, 2012	Institutional Class Year Ended June 30, 2011	Year Ended June 30, 2010
Net asset value, beginning of period	$8.85	$7.51	$7.37

Income from investment operations
Net investment loss(1)	(0.04)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.65)	1.35	0.15

Total from investment operations	(0.69)	1.34	0.14

Distributions to shareholders from:
Net investment income	—	—	—
Net realized capital gain	(0.56)	—	—
Return of capital	—	—	—

Total distributions	(0.56)	—	—

Net asset value, end of period	$7.60	$8.85	$7.51

Total Return(2)	(7.46)%	17.84%	1.90%
Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$780	$793	$7,294
Ratio of expenses to average net assets:	2.55%	1.54%	1.52%
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.07)%	(0.06)%
Portfolio turnover rate	226.47%	60.09%	139.57%

	Quaker Capital Opportunities Fund Institutional Class
	For the period May 5, 2009 (commencement of operations) to June 30, 2009
Net asset value, beginning of period	$7.14

Income from investment operations
Net investment income(1)	0.01
Net realized and unrealized gain on investments	0.22

Total from investment operations	0.23

Net asset value, end of period	$7.37

Total Return(2)	3.22	%†*
Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$9
Ratio of expenses to average net assets:	1.92	%**
Ratio of net investment income to average net assets	0.71	%**
Portfolio turnover rate	104.43	%*

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.
*	Not annualized.
**	Annualized.

The accompanying notes are an integral part of the financial statements.	2012 ANNUAL REPORT | 13

Notes to the Financial Statements

Note 1—Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has eight series: Quaker Akros Absolute Return Fund (formerly, Quaker Akros Absolute Strategies Fund) (“Akros Absolute Return”), Quaker Capital Opportunities Fund (“Capital Opportunities”), Quaker Event Arbitrage Fund (“Event Arbitrage”) Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), Quaker Small-Cap Growth Tactical Allocation Fund (“Small-Cap Growth Tactical Allocation”), Quaker Small-Cap Value Fund (“Small-Cap Value”) and Quaker Strategic Growth Fund (“Strategic Growth”) (each a “Fund” and collectively,“Funds”). All Funds are diversified with the exception of Akros Absolute Return, Capital Opportunities and Event Arbitrage. The investment objective of Capital Opportunities is set forth below.

Capital Opportunities commenced operations on January 31, 2002. The investment objective of the Fund is to seek long-term growth of capital. The investment objective of this Fund is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval.

The Fund currently offers three classes of shares (Class A, Class C and Institutional Class Shares). Class A Shares are charged a front-end sales charge and a distribution and servicing fee; Class C shares are charged a distribution fee, but bear no front end sales charge or contingent deferred sales charge (“CDSC”) and Institutional Class Shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds.

Quaker Funds, Inc. (“QFI”), the investment adviser to the Fund, has the ability to waive the minimum investment for Institutional Class shares at its discretion.

Note 2—Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. The Fund’s investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

Short-term investments are valued at amortized cost, which approximates fair market value.

The Fund has adopted fair valuation procedures to value securities at fair market value in certain circumstances, and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Fund will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Fund’s fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

2012 ANNUAL REPORT  |  14

Notes to the Financial Statements

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private equity holdings are audited financial statements, expenses occurred from the partnership, interim financial statements, capital call, distributions and publicly traded securities. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level I—Quoted prices in active markets for identical securities.

Level II—Prices determined using significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) Municipal securities, long-term U.S. Government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, OTC options and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level III—Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv)a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities:

Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2012
Domestic Common Stocks
United States
Basic Materials	$158,615	$0	$0	$158,615
Communications	435,814	0	0	435,814
Consumer, Cyclical	421,389	0	0	421,389
Consumer, Non-cyclical	247,003	0	0	247,003
Energy	381,537	0	0	381,537
Financial	633,790	0	0	633,790
Healthcare	448,849	0	0	448,849

2012 ANNUAL REPORT  |  15

Notes to the Financial Statements

Industrial	351,832	0	0	351,832
Technology	360,665	0	0	360,665
Utilities	112,403	0	0	112,403
Foreign Common Stocks
Belgium
Consumer, Non-cyclical	15,930	0	0	15,930
Brazil
Energy	9,385	0	0	9,385
Canada
Basic Materials	32,874	0	0	32,874
France
Communications	2,119	0	0	2,119
Germany
Consumer, Cyclical	8,958	0	0	8,958
Industrial	16,814	0	0	16,814
Technology	19,292	0	0	19,292
Ireland
Financial	4,734	0	0	4,734
Japan
Communications	5,206	0	0	5,206
Consumer, Cyclical	29,851	0	0	29,851
Industrial	37,370	0	0	37,370
Luxembourg
Industrial	12,239	0	0	12,239
Netherlands
Basic Materials	9,005	0	0	9,005
Consumer, Non-cyclical	28,347	0	0	28,347
Financial	3,507	0	0	3,507
Industrial	7,592	0	0	7,592
Switzerland
Technology	10,880	0	0	10,880
United Kingdom
Communications	28,191	0	0	28,191
Consumer, Cyclical	10,845	0	0	10,845
Consumer, Non-cyclical	25,767	0	0	25,767
Energy	9,122	0	0	9,122
Healthcare	22,785	0	0	22,785
Real Estate Investment Trust-
United States
Financial	26,642	0	0	26,642
Short-Term Investment-	26,082	0	0	26,082

Total	$3,955,434	$0	$0	$3,955,434

There were no transfers in and out of Level 1 and Level 2 fair value measurements during the year ended June 30, 2012.

B. Federal Income Taxes. It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), the Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2012 and has determined that the implementation of ASC 740 does not have a material impact on the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

2012 ANNUAL REPORT  |  16

Notes to the Financial Statements

Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

D. Options Contracts Written. The Fund may write options to manage exposure to certain changes in the market. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

E. Purchased Options. The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. The Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

F. Futures Contracts. The Fund may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

G. Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

2012 ANNUAL REPORT  |  17

Notes to the Financial Statements

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Fund’s books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

H. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

I. Portfolio Investment Risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Capital Opportunities is not a “diversified” Fund, which means that the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making the Funds more susceptible to adverse developments of a single user or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

J. Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

K. Expense Allocations. Expenses that are not series (Fund) specific are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets.

L. Distributions to Shareholders. The Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

M. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

N. Security Loans. The Fund receives compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

O. Derivative Instruments. Effective June 30, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund’s financial statements.

2012 ANNUAL REPORT  |  18

Notes to the Financial Statements

Note 3—Investment Advisory Fee and Other Related Party Transactions

QFI serves as investment adviser to the Fund. Pursuant to separate investment subadvisory agreements, QFI has selected the following investment advisory firm to serve as sub-adviser:

Fund	Sub-adviser
Capital Opportunities	ICC Capital Management, Inc.

QFI or the sub-advisers provide the Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2012. Amounts are expressed as an annualized percentage of average net assets.

			Advisory &
Fund	Aggregate advisory fee paid to QFI	Subadvisory fee paid by QFI to the sub-adviser	subadvisory fees waived & reimbursed
Capital Opportunities	0.925%	0.625%	N/A

For the fiscal year ending June 30, 2012, QFI and the sub-advisers earned and reimbursed fees as follows:

			Advisory &
	Aggregate advisory fee paid to QFI	Subadvisory fee paid by QFI to the sub-advisor	subadvisory fee waived & reimbursed
Capital Opportunities	$47,077	$31,809	$—

US Bancorp Fund Services, LLC (“USB”), serves as the Trust’s transfer, dividend paying, and shareholder servicing agent (“Transfer Agent”). The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder functions. As compensation for its services, the Transfer Agent receives a fee at the annual rate ranging between $8 and $11 dollars per shareholder account.

Brown Brothers Harriman & Co. serves as fund accountant and administrator (“Administrator”) for the Trust pursuant to a written agreement with the Trust. The Administrator provides fund accounting services and administrative services to the Fund. As compensation for its services, the Administrator receives a fee at the annual rate of 0.025% for accounting and 0.030% for administration of the aggregate of the Trust’s first $2 billion of average daily net assets and 0.020% for accounting and 0.025% for administration for over $2 billion of average daily net assets.

The Trust will incur an annual account minimum if, on an annual basis, the asset charges do not exceed the account minimum charges.

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Class A Plan provides that the Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that the Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.

For the fiscal year ending June 30, 2012, the Distributor received $12 in underwriter concessions from the sale of Fund shares.

2012 ANNUAL REPORT  |  19

Notes to the Financial Statements

Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For the fiscal year ending June 30, 2012, the Fund was allocated $3,127 of the CCO’s fees for compensation.

Note 4—Purchases and Sales of Investments

For the fiscal year ending June 30, 2012, aggregate purchases and sales of investment securities for the Fund were as follows:

Fund	Purchases	Sales
Capital Opportunities	$11,651,629	$14,429,879

Note 5—Tax Matters

For U.S. federal income tax purposes, the cost of securities owned (including proceeds for securities sold short), gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2012 for each Fund were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Capital Opportunities	$4,079,339	$208,465	$(332,370)	$(123,905)

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Late Year Losses	Capital Loss Carryforward	Post October Losses	Total Distributable Earnings
Capital Opportunities	$(123,905)	$—	$(23,491)	$(123,252)	$(224,389)	$(495,037)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and REIT basis adjustments.

The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund elected to defer net capital and currency losses as indicated in the chart below.

At June 30, 2012, the capital loss carryovers for the Fund were as follows:

	Post December 31, 2010 Capital losses No expiration		Capital Loss Carryovers Expiring	Capital Loss Carryovers Expiring	Capital Loss Carryovers Expiring	Post-October Capital Loss
Fund	Short-Term	Long-Term	2018	2017	2016	Deferred	Utilized
Capital Opportunities	$83,460	$39,792	$—	$—	—	$224,389	$—

2012 ANNUAL REPORT  |  20

Notes to the Financial Statements

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

Note 6—Reclassification of Capital Accounts

In accordance with the accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2012, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

in on Beneficial Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid Shares of Interest
Capital Opportunities	$23,548	$49	$(23,597)

Note 7—Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for the Fund’s fiscal year as required by federal securities laws.

The tax character of dividends and distributions paid during the fiscal years of 2012 and 2011 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2012	2011	2012	2011	2012	2011
Capital Opportunities	—	—	$333,136	—	—	—

2012 ANNUAL REPORT  |  21

Notes to the Financial Statements

Note 8—Fund Share Transactions

At June 30, 2012, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of the Fund:

	Capital Opportunities
	For the Fiscal Year Ended June 30, 2012				For the Fiscal Year Ended June 30, 2011
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	21,190	(230,566)	25,234	290,698	28,875	(590,894)	—	474,840
Value	$162,241	$(1,781,293)	$181,429		$242,527	$(4,995,758)	$—
Class C
Shares	2,388	(147,866)	12,710	141,764	11,159	(224,137)	—	274,532
Value	$16,675	$(1,101,488)	$84,394		$84,740	$(1,782,230)	$—
Institutional Class
Shares	186,672	(180,646)	7,010	102,645	849,358	(1,730,529)	—	89,609
Value	$1,442,137	$(1,426,410)	$50,545		$7,342,388	$(15,007,213)	$—

Note 9—5% Shareholders

At June 30, 2012, three unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held 28.36% of the outstanding shares of the Fund. Transactions by these shareholders may have a material impact upon the Fund.

Note 10—Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is dependant on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Note 11—Securities Lending

At June 30, 2012, these securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the Fund received is as follows:

Fund	Loaned Securities Market Value	Value of Cash Collateral	% of Net Assets
Capital Opportunities	$25,506	$26,082	0.64%

2012 ANNUAL REPORT  |  22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

The Board of Trustees of

Quaker Investment Trust

We have audited the accompanying statement of assets and liabilities of Quaker Capital Opportunities Fund, (the “Fund”) a series of Quaker Investment Trust (the “Trust”), including the schedule of investments, as of June 30, 2012, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2011 and the financial highlights for each of the four years in the period then ended were audited by other auditors, whose report dated August 29, 2011 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quaker Capital Opportunities Fund, as of June 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2012

2012 ANNUAL REPORT  |  23

Trustees and Officers

June 30, 2012

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by QFI, subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below:

Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Directorships Held by Trustee(1)
Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 69	Chairman of the Board Since and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive, Officer, Quaker Funds, Inc. (1996–present).	8	None

Laurie Keyes (3)(4) 309 Technology Drive Malvern, PA 19355 Age 62	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996–present).	8	None

Justin Brundage (5) 309 Technology Drive Malvern, PA 19355 Age 42	Secretary	Since Nov. 2006	President, Quaker Funds, Inc. (2007–present); Chief Operating Officer, Quaker Funds, Inc. (2005–present).	None	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 47	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. (2003–present); Chief Compliance Officer for the Quaker Investment Trust (2004–present).	None	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 58	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (commercial insurance brokerage firm) (1979–present).	8	Director, ACP Funds Trust

Gary Edward Shugrue 309 Technology Drive Malvern, PA 19335 Age 58	Trustee	Since July 2008	President and Chief Investment Officer, Ascendant Capital Partners.	8	Director, BHR Institutional Funds; Director, ACP Funds Trust

Warren West 309 Technology Drive Malvern, PA 19355 Age 56	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998–present).	8	None

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 72	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov. 2005 Nov., 1996—Jan., 2005 Nov., 1996—Feb., 2002	Chairman-Executive Committee, Technology Development Corp., (1997—Present) technology development and manufacturing firm (1997–present); Affiliated Faculty, Faculty, University of Pennsylvania (1998–present).	8	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.

2012 ANNUAL REPORT  |  24

Trustees and Officers

(1)	Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (“Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.

(5)	Mr. Brundage is Ms. Keyes’ son.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.

2012 ANNUAL REPORT  |  25

Board consideration of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on September 8, 2011, the Independent Trustees of the Board of the Trust considered the approval of the Sub-Advisory Agreement between QFI and ICC Capital Management, Inc. (“Sub-Advisory Agreement”) with regard to the Fund. At a meeting held on April, 26, 2012, the Independent Trustees of the Board of the Trust considered the continuation of the Investment Advisory Agreement between the Trust and QFI (“Advisory Agreement”) with regard to the Fund. The Advisory Agreement and Sub-Advisory Agreement are collectively “Agreements.” At the meetings, the Independent Trustees reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the Agreements. The Sub-Advisory Agreement was approved for a two year period, and the Advisory Agreement was approved for a one year period.

In arriving at their decision to approve the Agreements, the Board, including the Independent Trustees, considered a variety of information concerning QFI and the sub-adviser. In considering the continuation of the Agreements, the Board, including the Independent Trustees, considered the nature and quality of the services provided by QFI and the sub-adviser, the proposed fee structures, the level of fee waivers, the Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Fund and other possible benefits QFI and the sub-adviser derived from their relationships with the Fund. The Board, including the Independent Trustees, carefully analyzed the information provided to them by QFI and the sub-adviser, focusing particularly on the level of advisory fees and expenses of the Fund compared with information for similar funds, and the performance of the Fund compared to funds with similar investment objectives. The Board, including the Independent Trustees, also considered other information that it had received from QFI and the sub-adviser at other meetings throughout the year.

In examining the nature, extent and quality of the services to be provided by QFI, the Board, including the Independent Trustees, considered the portfolio management, administrative and supervisory services provided by QFI. The Board, including the Independent Trustees, acknowledged the value of QFI’s historical performance of services for the Fund. The Independent Trustees were satisfied with the nature, extent and quality of the services provided by QFI to the Fund. The Board’s view was based upon factors such as the background and experience of management personnel involved in the Fund’s operations, the quality and thoroughness of the monitoring of the Fund’s investment performance conducted by QFI, reports furnished by QFI as to adherence with various compliance and procedural matters, the monitoring of various service providers to the Fund, and QFI’s success in obtaining meaningful information on a timely basis from the Fund’s sub-adviser. The Board, including the Independent Trustees, noted QFI’s commitment to servicing the Funds as its only client, QFI’s efforts during the past year to reduce Fund expenses, and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers by QFI.

With respect to the nature, extent and quality of the services provided to the Fund by the sub-adviser, the Board, including the Independent Trustees, considered the quality of the portfolio management services that the sub-adviser provided to the Fund, the depth, experience and demonstrated consistency in investment approach of the sub-adviser’s portfolio management teams. Particular attention was given to analysis involved in the review of sub-adviser performance for the Fund. The nature of the services of the sub-adviser to the Fund was considered primarily in respect to the investment performance of the Fund. The Board was, however, satisfied with the adherence by the sub-adviser with the investment policies and restrictions of the Fund advised, as well as its adherence to various compliance and other procedures based on personnel presentations made by sub-adviser’s portfolio managers and QFI’s reports of its discussions with the sub-adviser, as well as certifications and materials furnished at Board meetings.

With respect to the Fund’s investment performance, the Board, including the Independent Trustees, reviewed the Fund’s performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Board, including the Independent Trustees, considered factors, including but not limited to the sub-adviser’s management style, peer group performance and overall market conditions that have affected the performance of the Fund relative to its peer group and benchmarks.

With respect to the costs of the services to be provided and profits to be realized by QFI from its relationship with the Trust, the Board, including the Independent Trustees, considered QFI’s and the sub-adviser’s willingness to waive fees. The Board, including the Independent Trustees, also considered that QFI and the sub-adviser might be able to recover some of its waived fees in the future. Because QFI has no other advisory accounts, the Board, including the Independent Trustees, did not consider the relationship between QFI’s advisory fees compared to other accounts that QFI advises. The Board, including the Independent Trustees, also discussed efforts being taken by QFI to reduce Fund expenses. In light of such considerations and factors and taking into account the nature of the Fund’s operations and overall performance, the Board, including the Independent Trustees, found the expenses of the Fund to be acceptable.

2012 ANNUAL REPORT  |  26

Board consideration of the Investment Advisory and Sub-Advisory Agreements

The Board, including the Independent Trustees, considered whether there are any ancillary benefits that may accrue to QFI or a sub-adviser resulting from their relationship with the Funds. Based on the information provided, the Board, including the Independent Trustees, noted that there did not appear to be any significant benefits in this regard.

Based on the totality of the information considered, the Board, including the Independent Trustees, concluded that the Fund was likely to benefit from the nature, extent and quality of QFI’s and the sub-adviser’s services, as applicable, and that QFI and the sub-adviser have the ability to continue to provide these services based on their respective experience, operations and resources.

After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by QFI and the sub-adviser, the Board, including the Independent Trustees, concluded that the level of fees to be paid to QFI and the sub-adviser was reasonable.

In voting unanimously to approve the Agreements based on the various considerations discussed above, the Board, including the Independent Trustees, determined that the approval of the Agreements was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Trustees, approved the Agreements.

2012 ANNUAL REPORT  |  27

General Information (Unaudited)

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2012. During the fiscal year ended June 30, 2012, the Fund distributed the following long-term capital gains.

Fund	Amount	Per share
Capital Opportunities	$333,136	$0.55968

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year is considered qualified dividend income.

Fund	Amount	Percentage
Capital Opportunities	—	—

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage
Capital Opportunities	—	—

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Fund’s fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2013 to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

2012 ANNUAL REPORT  |  28

The Quaker Funds are distributed by

Foreside Fund Services, LLC.

Contact us:

Quaker Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC.

PO Box 701

Milwaukee, WI 53201-0701

800-220-8888

www.quakerfunds.com

©2012 Quaker® Investment Trust

QKARCO 062012

Item 2. Code of Ethics.

As of the period ended June 30, 2012 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2007, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Everett T. Keech audit committee financial expert serving on the registrant’s audit committee, and determined that Everett T. Keech is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $100,000 for 2012 and $174,750 for 2011.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $1,500 for 2011.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $20,000 for 2012 and $34,315 for 2011. The services for each of the fiscal years ended June 30, 2012 and June 30, 2011 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)	The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2012 and $0 for 2011.

(h)	The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Registrant’s Code of Ethics for Senior Officers pursuant to the Sarbanes-Oxley Act of 2002 is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a) (3)	Not Applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Quaker Investment Trust

By (signature and title)	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer

Date	September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer

Date	September 6, 2012

By (signature and title)	/s/ Laurie Keyes
Laurie Keyes
Treasurer

Date	September 6, 2012